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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices)   (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 6/30/12

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Balanced Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 6.47% and 6.36%, respectively, for the six-month period ended June 30, 2012, compared with a 6.38% return by the Balanced Index, an internally-calculated secondary benchmark composed of a 55% weighting in the S&P 500 Index, the Portfolio’s primary benchmark, and a 45% weighting in the Barclays U.S. Aggregate Bond Index, the Portfolio’s other secondary benchmark, which returned 9.49% and 2.37%, respectively.

Market Environment

The first six months of 2012 were characterized by swings in sentiment, with optimism prevailing from January to mid-March, growing defensiveness in April and May, and a measure of relief in June. Stock markets have been turbulent, although the S&P 500 finished the period with a 9.49% gain. In general, corporate credit spreads and longer-duration U.S. Treasury yields narrowed during the period, while mortgage-backed securities (MBS) widened incrementally.

Investors were in a risk-on mood as the period began in January, and this was reflected in strong gains in equity and corporate credit markets during the first quarter. U.S. economic data reflected a recovery that appeared to be gaining traction, with strength in hiring and housing, while worries about the European debt crisis moved temporarily to the back burner. Risk assets made another move higher after the U.S. Federal Reserve (the Fed) said it expected interest rates to remain at “exceptionally low levels” until at least late 2014.

However, optimism began to fade by the second quarter amid weakening economic data as well as heightened concerns over the European sovereign debt crisis, punctuated by spiking bond yields in Spain and anti-austerity election results in Greece and France in May. Investors feared an unruly exit by Greece from the eurozone, but a second Greek election in June helped ease those fears and reduced the quarter’s loss. In the United States, job growth slowed and regional manufacturing surveys disappointed, while the Conference Board’s leading economic index also declined and first quarter GDP came in below estimates. In response, the Fed extended its “Operation Twist” bond-buying program, as expected, although there had been hope for more aggressive measures. Stocks rallied on the quarter’s final trading day after European leaders announced several measures to address the region’s debt problems.

Portfolio Comments

With regard to equity weighting, we remained roughly in line with the Balanced Index throughout the period. We began the period with a 54.4% weighting to equities, which rose above 60% during the first quarter rally and was defensively reduced in the second quarter, closing out the period at 58%. Although the equity sleeve underperformed the S&P 500 Index, the fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index.

Within the equity sleeve, the information technology sector, led by Apple, was the greatest positive contributor to performance, followed by consumer staples and materials. Among detractors, health care names led by Shire PLC were the greatest detractors, followed by financials and energy.

Turning to the fixed income sleeve, in keeping with the fluctuating risk-on/risk-off atmosphere, we reduced the sleeve’s weighting to corporate credit at various points during the period as we opportunistically realized gains and lowered the Portfolio’s risk profile. However, by the end of June the sleeve held a roughly 69% weighting to credit, roughly the same as at the beginning of the period. Our security selection within corporate credit was the greatest contributor to fixed income sleeve outperformance during the period, followed by our overweight to credit compared with the benchmark. Our security selection within MBS and our yield curve positioning within U.S. Treasury securities also were

2 | JUNE 30, 2012

(unaudited)

positive contributors to performance within the fixed income sleeve.

Within the fixed income sleeve, industry sector contributors were led by brokerages, banking and life insurance. Industry sector detractors were led by industrial metals, property and casualty insurers, and tobacco companies.

Equity holdings that detracted

Canadian Natural Resources, the top detractor during the period, experienced a fire and resultant outage at one of its oil sands facilities in January. It took the company longer to regain lost capacity than investors had anticipated.

Hess Corp. felt pressure later in the period from declining crude oil prices, which were driven lower by investor concerns over global growth. The company is particularly leveraged to oil.

Lastly, Shire PLC lost ground late in the period after the FDA approved a generic version of one of its major drugs for attention deficit hyperactivity disorder.

Equity holdings that contributed

Apple was the top contributor to performance during the period. Apple’s initiation of a dividend in March was significant, showing that the biggest holdouts to paying dividends (large technology companies) have finally relented to join what we see as a growing trend. An extremely strong earnings report and heightened guidance (a rare action for the company historically) due to product and earnings momentum propelled the stock price higher.

Online marketplace operator eBay, the second-greatest contributor, has benefited from its online payment service, PayPal, which generated strong revenue growth. However, we believe that investors are not giving much credit to its marketplace business, which is also growing.

Lastly, Time Warner Cable benefited from a strong earnings report that reflected continued momentum in adding subscribers, primarily for high-speed data. The company also has been able to maintain its video subscriber base despite competition from online services such as Netflix, among others.

Fixed income holdings that detracted

Detractors were led by FMG Resources, a subsidiary of Fortescue Metals Group, Ltd. Concern about slowing growth in China, a major customer, pressured the credit during the period; Fortescue also issued $2 billion in new debt in March to fund the expansion of iron ore mining operations in Western Australia. Despite this, we continue to expect positive ratings pressure as the company executes on its greenfield expansion.

The number-two detractor, Wells Fargo, is a strong performer that generated positive returns during the period, but our underweight allocation relative to the index caused it to be a detractor during the period; at present, we believe Wells Fargo credit to be unattractively valued.

Finally, ArcelorMittal faced headwinds from declining manufacturing activity in China and economic weakness in Europe.

Fixed income holdings that contributed

The top corporate credit contributor to performance during the period was global insurer American International Group (AIG). Since 2008, AIG has shed non-core assets and made significant progress in repaying its government loans. In March 2012, the U.S. Treasury announced a public offering of $6 billion in AIG stock and said that AIG planned to buy up to $3 billion. We have long believed that market valuation of AIG’s credit did not reflect the significant progress the company has made in strengthening its balance sheet.

United Technologies, the second-greatest contributor during the period, raised $9.8 billion in May 2012 through the largest U.S. corporate bond offering since 2009, with proceeds to help fund its $16.5 billion acquisition of Goodrich, a leading aerospace components supplier. We expect United Technologies to remain committed to its deleveraging targets post-acquisition, paying down 25% of total debt by year-end 2012 through robust cash-flow generation.

Rounding out the top three is LyondellBasell, the world’s third largest chemical company. Lyondell has executed a balance sheet transformation by paying down roughly 45% of its debt in two years. Lyondell is an attractive crossover candidate, in our opinion, and we expect it to achieve full investment-grade status within 12 months.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

We are cautious over the short term due to ongoing uncertainty in Europe and angst in the U.S. related to its economic recovery or lack thereof. Rhetoric from the U.S. presidential race will also intensify and likely lead to unsettled capital markets this summer. Over the medium term, however, we are more optimistic. We believe that

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

worst-case scenarios will be averted in Europe. Global economic growth likely will be slow, but we believe that already has been factored into companies’ earnings estimates and guidance. We also continue to believe in the growth potential in emerging markets, particularly India and China, and the impact that will have on long-term global growth through increased income and consumption.

In terms of fixed income investments, we continue to believe that corporate credit offers compelling risk-reward opportunities. In general, credit profiles are intact and most companies have adequate cash on the balance sheet to pay off their debt; if not, they have access to capital markets under most market scenarios. Corporate debt issuance is expected to be low going forward, as management teams are reluctant to take on more borrowing. Meanwhile, investors will continue to scramble for yield as long as U.S. Treasury rates remain at record lows, further driving demand for higher-yielding debt.

However, we do think some caution is warranted as we look ahead to likely challenges over the next six months. We will be facing a contentious U.S. election season this fall. We also expect increasingly heated rhetoric over fiscal policy, as the deadline approaches for expiring U.S. tax provisions and automatic government spending cuts mandated by the Budget Control Act of 2011. All of these are scheduled to occur at year end, yet politicians remain deadlocked. It’s likely that the U.S. federal debt ceiling will be reached again by this December, raising the prospect of another congressional showdown similar to the one we experienced in summer 2011.

From a global macroeconomic and market standpoint, it’s likely that economies will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy. Until we see significant deleveraging of European financial institutions and restructuring of economies of developed nations, economic growth will be constrained and interest rates are likely to remain low in the United States and Germany.

Thank you for investing in Janus Aspen Balanced Portfolio.

4 | JUNE 30, 2012

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Apple, Inc.	1.55%
eBay, Inc.	0.85%
Time Warner Cable, Inc.	0.83%
CBS Corp. – Class B	0.63%
Oracle Corp.	0.49%

5 Bottom Performers – Equity Holdings

Contribution

Canadian Natural Resources, Ltd.	–0.55%
Hess Corp.	–0.53%
Shire PLC (ADR)	–0.25%
Facebook, Inc. – Class A	–0.23%
NIKE, Inc. – Class B	–0.21%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Information Technology	0.77%	19.21%	19.97%
Consumer Staples	0.48%	8.25%	11.02%
Materials	0.40%	6.50%	3.50%
Utilities	0.18%	0.00%	3.56%
Other**	0.04%	1.62%	0.00%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Health Care	–1.36%	12.57%	11.58%
Financials	–1.16%	12.22%	14.40%
Energy	–0.64%	9.54%	11.45%
Telecommunication Services	–0.21%	1.18%	2.90%
Consumer Discretionary	–0.05%	22.51%	10.99%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Apple, Inc. Computers	2.6%
Time Warner Cable, Inc. Cable/Satellite Television	2.1%
CBS Corp. – Class B Television	2.0%
Philip Morris International, Inc. Tobacco	1.9%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.8%

10.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of December 31, 2011

6 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012						Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	6.47%	2.28%	5.26%	6.98%	9.77%	0.58%

Janus Aspen Balanced Portfolio – Service Shares	6.36%	2.01%	4.99%	6.71%	9.63%	0.83%

S&P 500® Index	9.49%	5.45%	0.22%	5.33%	7.98%

Barclays U.S. Aggregate Bond Index	2.37%	7.47%	6.79%	5.63%	6.11%

Balanced Index	6.38%	6.81%	3.55%	5.85%	7.44%

Lipper Quartile – Institutional Shares	–	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	–	70/226	1/132	3/63	1/20

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio (unaudited)

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,065.10	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,063.60	$4.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27

†	Expenses are equal to the annualized expense ratio of 0.60% for Institutional Shares and 0.85% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8 | JUNE 30, 2012

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
$3,692,000	Arkle Master Issuer PLC 2.1659%, 5/17/60 (144A),‡	$3,730,467
840,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	959,833
817,079	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	848,385
683,000	Commercial Mortgage Pass Through Certificates 2.3646%, 2/10/29 (144A),**,‡	698,655
397,000	Fontainebleau Miami Beach Trust 2.8870%, 5/5/27 (144A),‡	403,891
782,000	FREMF Mortgage Trust 4.7269%, 1/25/21 (144A),‡	771,835
469,000	FREMF Mortgage Trust 5.3323%, 4/25/21 (144A),‡	480,881
667,000	FREMF Mortgage Trust 5.0996%, 7/25/21 (144A),‡	674,123
440,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	430,795
967,000	GS Mortgage Securities Corp II 4.0490%, 4/10/34 (144A),‡	999,141
1,911,000	GS Mortgage Securities Corp II 3.5510%, 4/10/34 (144A),‡	1,975,471
513,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0638%, 4/15/45‡	585,418
1,000,000	Oxbow Resources LLC 4.9690%, 5/1/36 (144A)	1,077,600
978,000	Saecure B.V. 1.9798%, 7/30/92 (144A),‡	984,665
546,000	Silverstone Master Issuer PLC 2.0157%, 1/21/55 (144A),‡	550,124
688,333	Textainer Marine Containers, Ltd. 4.2100%, 4/15/27 (144A)	693,334
1,175,000	WFDB Commercial Mortgage Trust 3.6620%, 7/5/24 (144A)	1,209,845

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $16,515,775)		17,074,463

Bank Loan – 0.1%
Electric – Generation – 0.1%

1,259,063	AES Corp. 4.2500%, 6/1/18‡ (cost $1,253,638)	1,257,690

Common Stock – 58.0%
Aerospace and Defense – 1.5%
188,525	Boeing Co.	14,007,408
Agricultural Chemicals – 0.8%
105,444	Syngenta A.G. (ADR)	7,216,587
Apparel Manufacturers – 0.7%
104,278	Coach, Inc.	6,098,178
Applications Software – 0.6%
86,780	Intuit, Inc.	5,150,393
Athletic Footwear – 1.2%
124,142	NIKE, Inc. – Class B	10,897,185
Automotive – Cars and Light Trucks – 0.3%
57,664	Daimler A.G.	2,582,655
Beverages – Wine and Spirits – 0.3%
32,525	Brown-Forman Corp. – Class B	3,150,046
Cable/Satellite Television – 2.9%
144,904	DIRECTV – Class A*	7,074,213
237,380	Time Warner Cable, Inc.	19,488,898
		26,563,111
Casino Hotels – 1.4%
183,784	Las Vegas Sands Corp.	7,992,766
418,744	MGM Resorts International*	4,673,183
		12,665,949
Chemicals – Diversified – 2.6%
329,363	E.I. du Pont de Nemours & Co.	16,655,887
183,256	LyondellBasell Industries N.V. – Class A	7,379,719
		24,035,606
Commercial Banks – 2.5%
295,937	CIT Group, Inc.*	10,547,195
318,075	Itau Unibanco Holding S.A. (ADR)	4,427,604
348,428	Standard Chartered PLC**	7,594,810
		22,569,609
Commercial Services – Finance – 1.6%
25,155	MasterCard, Inc. – Class A	10,819,417
219,668	Western Union Co.	3,699,209
		14,518,626
Computer Services – 0.9%
134,287	Cognizant Technology Solutions Corp. – Class A*	8,057,220
Computers – 2.6%
41,203	Apple, Inc.*	24,062,552
Computers – Integrated Systems – 0.2%
28,517	Teradata Corp.*	2,053,509
Computers – Memory Devices – 0.7%
208,649	NetApp, Inc.*	6,639,211
Cosmetics and Toiletries – 0.6%
98,060	Estee Lauder Cos., Inc. – Class A	5,307,007
Distribution/Wholesale – 0.2%
10,825	W.W. Grainger, Inc.	2,070,173
E-Commerce/Products – 1.2%
255,851	eBay, Inc.*	10,748,301
E-Commerce/Services – 0.8%
10,369	priceline.com, Inc.*	6,890,408
Electronic Components – Miscellaneous – 1.1%
305,723	TE Connectivity, Ltd. (U.S. Shares)	9,755,621
Electronic Connectors – 0.6%
105,770	Amphenol Corp. – Class A	5,808,888
Enterprise Software/Services – 0.8%
239,100	Oracle Corp.	7,101,270
Finance – Investment Bankers/Brokers – 0.1%
27,795	Greenhill & Co., Ltd.	990,892
Finance – Other Services – 1.0%
368,986	NYSE Euronext	9,438,662
Food – Confectionary – 0.8%
96,968	Hershey Co.	6,984,605
Internet Media – 0.6%
175,434	Facebook, Inc. – Class A*	5,459,506

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Investment Management and Advisory Services – 0.9%
616,439	Blackstone Group L.P.	$8,056,858
Life and Health Insurance – 0.4%
339,525	Prudential PLC**	3,933,239
Machinery – General Industrial – 0.3%
29,055	Roper Industries, Inc.	2,864,242
Medical – Biomedical and Genetic – 1.0%
145,576	Celgene Corp.*	9,340,156
Medical – Drugs – 2.8%
73,525	Allergan, Inc.	6,806,209
230,281	Bristol-Myers Squibb Co.	8,278,602
75,887	Shire PLC (ADR)**	6,555,878
97,190	Valeant Pharmaceuticals International, Inc.	4,353,140
		25,993,829
Medical – Generic Drugs – 1.0%
446,563	Mylan, Inc.*	9,543,051
Medical – HMO – 0.5%
108,255	Aetna, Inc.	4,197,046
Metal – Copper – 0.5%
141,394	Freeport-McMoRan Copper & Gold, Inc.	4,817,294
Metal Processors and Fabricators – 0.4%
21,190	Precision Castparts Corp.	3,485,543
Multimedia – 0.7%
144,576	Viacom, Inc. – Class B	6,797,964
Oil Companies – Exploration and Production – 0.8%
277,388	Canadian Natural Resources, Ltd.	7,447,868
Oil Companies – Integrated – 2.5%
135,766	Chevron Corp.	14,323,313
204,701	Hess Corp.	8,894,259
		23,217,572
Oil Field Machinery and Equipment – 0.2%
34,780	National Oilwell Varco, Inc.	2,241,223
Pharmacy Services – 1.3%
204,352	Express Scripts Holding Co.*	11,408,972
Pipelines – 1.3%
232,785	Enterprise Products Partners L.P.	11,927,903
REIT – Health Care – 0.7%
98,546	Ventas, Inc.	6,220,224
Retail – Auto Parts – 0.7%
16,915	AutoZone, Inc.*	6,210,681
Retail – Discount – 0.8%
77,303	Costco Wholesale Corp.	7,343,785
Retail – Major Department Stores – 0.6%
101,665	Nordstrom, Inc.	5,051,734
Retail – Restaurants – 0.8%
85,138	McDonald’s Corp.	7,537,267
Super-Regional Banks – 1.4%
399,302	U.S. Bancorp	12,841,552
Telephone – Integrated – 0.8%
172,996	CenturyLink, Inc.	6,831,612
Television – 2.0%
559,913	CBS Corp. – Class B	18,353,948
Therapeutics – 0.2%
56,500	BioMarin Pharmaceutical, Inc.*	2,236,270
Tobacco – 3.0%
272,685	Altria Group, Inc.	9,421,267
201,293	Philip Morris International, Inc.**	17,564,827
		26,986,094
Toys – 1.6%
441,217	Mattel, Inc.	14,313,080
Transportation – Railroad – 1.6%
43,390	Canadian Pacific Railway, Ltd.	3,178,751
96,932	Union Pacific Corp.	11,564,957
		14,743,708
Wireless Equipment – 0.6%
112,605	Motorola Solutions, Inc.	5,417,427

Total Common Stock (cost $438,305,186)		530,183,320

Corporate Bonds – 28.6%
Advertising Services – 0.1%
$612,000	WPP Finance 2010 4.7500%, 11/21/21**	642,200
Aerospace and Defense – Equipment – 0.9%
1,154,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	1,183,145
987,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	1,059,158
848,000	United Technologies Corp. 1.8000%, 6/1/17	866,010
3,047,000	United Technologies Corp. 3.1000%, 6/1/22	3,192,835
1,605,000	United Technologies Corp. 4.5000%, 6/1/42	1,762,940
		8,064,088
Agricultural Chemicals – 0.4%
2,261,000	CF Industries, Inc. 6.8750%, 5/1/18	2,682,111
1,083,000	CF Industries, Inc. 7.1250%, 5/1/20	1,318,553
		4,000,664
Airlines – 0.1%
1,031,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,131,557
Beverages – Wine and Spirits – 0.3%
440,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	496,723
1,704,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	1,765,603
		2,262,326
Brewery – 0.3%
2,954,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	3,141,440
Building – Residential and Commercial – 0.1%
743,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	781,480
407,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	428,077
		1,209,557
Building Products – Cement and Aggregate – 0.2%
1,331,000	Hanson, Ltd. 6.1250%, 8/15/16**	1,417,515

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Cable/Satellite Television – 0.2%
$1,804,000	Comcast Corp. 3.1250%, 7/15/22	$1,812,488
Chemicals – Diversified – 0.4%
3,089,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19 (144A)	3,239,589
Chemicals – Specialty – 0.5%
1,038,000	Ashland, Inc. 9.1250%, 6/1/17	1,141,800
1,854,000	Ecolab, Inc. 3.0000%, 12/8/16	1,954,602
1,194,000	Ecolab, Inc. 4.3500%, 12/8/21	1,323,388
		4,419,790
Coatings and Paint Products – 0.4%
1,542,000	RPM International, Inc. 6.1250%, 10/15/19	1,764,817
1,825,000	Valspar Corp. 4.2000%, 1/15/22	1,913,701
		3,678,518
Commercial Banks – 1.2%
1,691,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	1,750,185
3,236,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	3,324,990
1,475,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	1,517,322
1,460,000	SVB Financial Group 5.3750%, 9/15/20	1,574,657
1,948,000	Zions Bancorp 7.7500%, 9/23/14	2,112,700
842,000	Zions Bancorp 4.5000%, 3/27/17	846,555
		11,126,409
Computers – Memory Devices – 0.1%
1,214,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	1,347,540
Consulting Services – 0.7%
926,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	991,345
4,452,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	4,968,855
		5,960,200
Containers – Paper and Plastic – 0.4%
451,000	Packaging Corp. of America 3.9000%, 6/15/22	452,463
370,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	380,061
2,387,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	2,459,063
		3,291,587
Data Processing and Management – 0.2%
950,000	Fiserv, Inc. 3.1250%, 10/1/15	984,732
466,000	Fiserv, Inc. 3.1250%, 6/15/16	480,396
		1,465,128
Diversified Banking Institutions – 2.0%
1,520,000	Bank of America Corp. 4.5000%, 4/1/15	1,566,760
320,000	Bank of America Corp. 3.6250%, 3/17/16	321,464
845,000	Bank of America Corp. 5.7000%, 1/24/22	930,594
515,000	Bank of America Corp. 8.0000%, 7/30/49‡	536,465
987,000	Citigroup, Inc. 5.6250%, 8/27/12	992,913
3,019,000	Citigroup, Inc. 5.0000%, 9/15/14	3,094,677
571,000	Citigroup, Inc. 4.8750%, 5/7/15	585,734
740,000	Citigroup, Inc. 4.4500%, 1/10/17	775,700
364,000	Goldman Sachs Group, Inc. 3.3000%, 5/3/15	363,950
1,158,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	1,158,127
874,000	Goldman Sachs Group, Inc. 5.7500%, 1/24/22	922,598
2,639,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	2,842,778
644,000	Morgan Stanley 4.0000%, 7/24/15	640,260
700,000	Morgan Stanley 3.4500%, 11/2/15	677,841
1,341,000	Morgan Stanley 5.5000%, 7/28/21	1,321,230
458,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15**	466,507
1,334,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	1,367,059
		18,564,657
Diversified Financial Services – 0.7%
901,000	General Electric Capital Corp. 5.9000%, 5/13/14	978,707
528,000	General Electric Capital Corp. 6.0000%, 8/7/19	617,800
2,514,000	General Electric Capital Corp. 5.5000%, 1/8/20	2,877,368
2,200,000	General Electric Capital Corp. 7.1250%, 12/15/49‡	2,324,212
		6,798,087
Diversified Minerals – 0.3%
1,898,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	1,935,960
562,000	Teck Resources, Ltd. 7.0000%, 9/15/12	568,307
		2,504,267
Diversified Operations – 0.1%
543,000	GE Capital Trust I 6.3750%, 11/15/67‡	558,611
Electric – Generation – 0%
303,000	AES Corp. 7.7500%, 10/15/15	340,117

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Electric – Integrated – 0.8%
$750,000	CMS Energy Corp. 1.4167%, 1/15/13‡	$750,008
1,431,000	CMS Energy Corp. 4.2500%, 9/30/15	1,487,782
1,076,000	CMS Energy Corp. 5.0500%, 2/15/18	1,150,134
955,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	1,025,647
1,468,000	PPL Energy Supply LLC 4.6000%, 12/15/21	1,506,443
951,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	996,704
		6,916,718
Electronic Components – Semiconductors – 0.6%
1,439,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,778,869
3,597,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,587,684
		5,366,553
Electronic Connectors – 0.3%
2,220,000	Amphenol Corp. 4.7500%, 11/15/14	2,388,547
731,000	Amphenol Corp. 4.0000%, 2/1/22	744,695
		3,133,242
Electronic Measuring Instruments – 0.1%
1,179,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,208,582
Electronics – Military – 0.2%
2,065,000	L-3 Communications Corp. 6.3750%, 10/15/15	2,110,172
Engineering – Research and Development Services – 0.2%
1,041,000	URS Corp. 3.8500%, 4/1/17 (144A)	1,028,018
994,000	URS Corp. 5.0000%, 4/1/22 (144A)	981,839
		2,009,857
Finance – Auto Loans – 1.1%
846,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	938,464
3,561,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	3,667,168
1,663,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	1,653,838
1,284,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,460,517
1,616,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	1,716,001
797,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	886,669
		10,322,657
Finance – Consumer Loans – 0.2%
1,858,000	SLM Corp. 6.2500%, 1/25/16	1,950,900
Finance – Credit Card – 0.3%
1,539,000	American Express Co. 6.8000%, 9/1/66‡	1,589,787
729,000	American Express Credit Corp. 1.7500%, 6/12/15	737,280
		2,327,067
Finance – Investment Bankers/Brokers – 1.5%
898,000	Charles Schwab Corp. 7.0000%, 8/1/49‡	962,629
906,000	Jefferies Group, Inc. 3.8750%, 11/9/15	890,145
1,647,000	Jefferies Group, Inc. 5.1250%, 4/13/18	1,597,590
1,595,000	Jefferies Group, Inc. 8.5000%, 7/15/19	1,730,575
1,069,000	Lazard Group LLC 7.1250%, 5/15/15	1,167,348
391,000	Lazard Group LLC 6.8500%, 6/15/17	429,118
1,913,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	1,989,275
3,514,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,752,014
679,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	771,764
		13,290,458
Finance – Mortgage Loan Banker – 0.2%
1,757,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	1,903,138
Food – Meat Products – 0.6%
43,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	44,720
3,687,000	Tyson Foods, Inc. 6.8500%, 4/1/16	4,217,006
1,083,000	Tyson Foods, Inc. 4.5000%, 6/15/22	1,115,490
		5,377,216
Food – Miscellaneous/Diversified – 1.1%
942,000	ARAMARK Corp. 8.5000%, 2/1/15	964,382
3,672,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	3,759,680
2,858,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	2,932,771
2,607,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42 (144A)	2,759,186
		10,416,019
Hotels and Motels – 0.1%
686,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	752,228
253,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	293,874
		1,046,102
Investment Management and Advisory Services – 0.5%
1,959,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	2,115,916
1,075,000	FMR LLC 6.4500%, 11/15/39 (144A)	1,229,042

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Investment Management and Advisory Services – (continued)

$658,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	$685,965
360,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	376,200
		4,407,123
Linen Supply & Related Items – 0.2%
660,000	Cintas Corp. No. 2 2.8500%, 6/1/16	685,484
691,000	Cintas Corp. No. 2 4.3000%, 6/1/21	752,274
		1,437,758
Medical – Biomedical and Genetic – 0%
247,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	272,935
Medical Instruments – 0.1%
661,000	Boston Scientific Corp. 4.5000%, 1/15/15	704,331
Money Center Banks – 0.2%
2,037,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	2,138,516
Multi-Line Insurance – 0.7%
1,807,000	American International Group, Inc. 4.2500%, 9/15/14	1,872,648
984,000	American International Group, Inc. 5.4500%, 5/18/17	1,068,216
1,050,000	American International Group, Inc. 6.4000%, 12/15/20	1,188,051
298,000	American International Group, Inc. 4.8750%, 6/1/22	304,920
1,549,000	American International Group, Inc. 8.1750%, 5/15/58‡	1,680,665
		6,114,500
Oil – Field Services – 0.1%
592,000	Weatherford International, Ltd. 4.5000%, 4/15/22	606,743
Oil and Gas Drilling – 0.4%
2,639,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,815,987
735,000	Rowan Cos., Inc. 5.0000%, 9/1/17	791,197
		3,607,184
Oil Companies – Exploration and Production – 0.7%
1,980,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	2,289,136
379,000	Apache Corp. 3.2500%, 4/15/22	395,756
1,067,000	Apache Corp. 4.7500%, 4/15/43	1,185,195
920,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	1,019,303
1,126,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,259,959
301,000	Pioneer Natural Resources Co. 3.9500%, 7/15/22	301,728
		6,451,077
Oil Companies – Integrated – 1.0%
2,946,000	Phillips 66 2.9500%, 5/1/17 (144A)	3,027,215
2,993,000	Phillips 66 4.3000%, 4/1/22 (144A)	3,148,537
2,975,000	Phillips 66 5.8750%, 5/1/42 (144A)	3,202,546
		9,378,298
Oil Refining and Marketing – 0.1%
94,000	Frontier Oil Corp. 8.5000%, 9/15/16	98,700
1,067,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,246,952
		1,345,652
Pharmacy Services – 1.3%
1,287,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	1,299,583
1,016,000	Express Scripts Holding Co. 3.1250%, 5/15/16	1,057,830
4,459,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	4,536,448
2,397,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	2,652,470
2,074,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	2,149,730
410,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	434,702
		12,130,763
Pipelines – 1.7%
520,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	572,687
964,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	978,692
1,117,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	1,146,421
263,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	305,232
752,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	813,610
726,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	750,039
2,110,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,220,775
1,426,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	1,535,233
406,000	Plains All American Pipeline L.P. / PAA Finance Corp. 8.7500%, 5/1/19	535,489
509,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	523,691
706,000	TC Pipelines L.P. 4.6500%, 6/15/21	744,740

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Pipelines – (continued)

$3,579,000	Western Gas Partners L.P. 5.3750%, 6/1/21	$3,961,559
1,123,000	Western Gas Partners L.P. 4.0000%, 7/1/22	1,123,000
		15,211,168
Publishing – Newspapers – 0%
154,000	Gannett Co., Inc. 6.3750%, 9/1/15	164,010
Publishing – Periodicals – 0.2%
1,536,000	United Business Media PLC 5.7500%, 11/3/20 (144A)	1,580,883
Real Estate Management/Services – 0.1%
515,000	CBRE Group, Inc. 6.6250%, 10/15/20	545,900
Real Estate Operating/Development – 0.1%
935,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,013,282
REIT – Diversified – 0.4%
1,313,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,374,683
2,529,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,634,710
		4,009,393
REIT – Health Care – 0.2%
569,000	Senior Housing Properties Trust 6.7500%, 4/15/20	616,824
746,000	Senior Housing Properties Trust 6.7500%, 12/15/21	811,155
		1,427,979
REIT – Hotels – 0.2%
1,659,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	1,704,622
REIT – Office Property – 0.7%
1,892,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	1,937,211
525,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	557,920
1,116,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	1,131,974
2,153,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	2,456,233
		6,083,338
REIT – Regional Malls – 0.7%
3,981,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	4,080,525
2,620,000	Rouse Co. LLC 6.7500%, 11/9/15	2,737,900
		6,818,425
REIT – Shopping Centers – 0%
393,000	DDR Corp. 4.7500%, 4/15/18	407,618
Retail – Regional Department Stores – 0.7%
853,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	873,748
1,783,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	1,935,051
1,733,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	1,997,560
363,000	Macy’s Retail Holdings, Inc. 3.8750%, 1/15/22	381,648
768,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	908,190
		6,096,197
Retail – Restaurants – 0.2%
1,602,000	Brinker International, Inc. 5.7500%, 6/1/14	1,711,686
Steel – Producers – 0.1%
1,271,000	ArcelorMittal 4.5000%, 2/25/17	1,251,564
Telecommunication Services – 0.2%
1,686,000	Qwest Corp. 6.7500%, 12/1/21	1,897,057
Telephone – Integrated – 0.4%
3,572,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	3,768,460
Transportation – Railroad – 0.3%
669,065	CSX Transportation, Inc. 8.3750%, 10/15/14	759,857
1,410,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	1,570,458
603,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	670,837
		3,001,152
Transportation – Services – 0%
261,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	259,757
Transportation – Truck – 0.2%
1,447,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,494,431

Total Corporate Bonds (cost $248,271,027)		261,396,818

Mortgage-Backed Securities – 6.5%
	Fannie Mae:
345,637	5.0000%, 2/1/23	374,234
623,746	5.5000%, 1/1/25	682,102
351,043	5.5000%, 1/1/33	387,466
815,694	5.0000%, 9/1/33	913,102
332,267	5.0000%, 11/1/33	361,563
626,304	5.0000%, 12/1/33	681,524
354,360	5.0000%, 2/1/34	385,604
1,098,564	5.5000%, 4/1/34	1,207,740
1,942,615	5.5000%, 9/1/34	2,134,458
731,865	5.5000%, 5/1/35	802,768
4,620,917	5.5000%, 7/1/35	5,077,257
766,236	5.0000%, 10/1/35	833,294
1,732,735	6.0000%, 10/1/35	1,917,053
1,898,399	6.0000%, 12/1/35	2,138,236
799,071	5.5000%, 1/1/36	876,485
2,039,884	6.0000%, 11/1/36	2,292,822
552,204	6.0000%, 3/1/37	610,944

See Notes to Schedule of Investments and Financial Statements.

14 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

	Fannie Mae: (continued)
$3,062,935	5.5000%, 5/1/37	$3,380,731
555,239	6.0000%, 5/1/37	611,872
513,625	5.5000%, 7/1/37	560,496
538,597	5.5000%, 3/1/38	594,479
751,289	6.0000%, 11/1/38	827,920
1,415,570	6.0000%, 11/1/38	1,563,982
517,883	5.0000%, 6/1/40	571,474
473,235	4.5000%, 10/1/40	516,178
437,080	5.0000%, 3/1/41	482,310
1,234,306	4.5000%, 4/1/41	1,354,272
862,868	5.0000%, 4/1/41	949,324
1,100,881	5.0000%, 4/1/41	1,222,211
	Freddie Mac:
608,899	5.0000%, 1/1/19	653,878
415,324	5.0000%, 2/1/19	446,004
553,069	5.5000%, 8/1/19	599,878
1,905,147	5.0000%, 1/1/36	2,110,474
1,097,825	5.5000%, 10/1/36	1,215,161
761,975	5.0000%, 11/1/36	821,357
414,443	5.5000%, 5/1/38	456,019
1,943,655	5.0000%, 5/1/39	2,131,266
1,080,063	5.5000%, 10/1/39	1,188,413
982,547	4.5000%, 1/1/41	1,067,098
710,285	4.5000%, 5/1/41	776,434
2,210,136	5.0000%, 5/1/41	2,437,538
	Ginnie Mae:
789,693	6.0000%, 11/20/34	890,826
1,034,834	5.5000%, 3/15/36	1,154,832
659,384	5.0000%, 4/15/39	727,767
768,044	5.0000%, 10/15/39	856,336
1,229,978	5.0000%, 11/15/39	1,371,422
345,077	5.0000%, 1/15/40	382,137
271,821	5.0000%, 4/15/40	300,999
407,702	5.0000%, 4/15/40	452,277
441,915	5.0000%, 5/15/40	490,230
365,986	5.0000%, 7/15/40	405,301
1,097,652	5.0000%, 7/15/40	1,218,178
1,227,756	5.0000%, 2/15/41	1,370,012
546,543	5.0000%, 5/15/41	608,530
295,069	4.5000%, 7/15/41	325,773
380,239	3.5000%, 5/20/42	406,970

Total Mortgage-Backed Securities (cost $58,649,835)		59,177,011

Preferred Stock – 0.1%
Food – Miscellaneous/Diversified – 0.1%
6	H.J. Heinz Finance Co., 8.0000% (144A) (cost $600,000)	643,875

U.S. Treasury Notes/Bonds – 3.9%
	U.S. Treasury Notes/Bonds:
$710,000	0.3750%, 3/15/15	709,556
280,000	0.8750%, 2/28/17	282,428
9,648,000	3.1250%, 5/15/21	10,983,650
4,172,000	2.1250%, 8/15/21	4,385,164
10,290,000	2.0000%, 2/15/22	10,636,485
499,000	1.7500%, 5/15/22	503,055
970,000	3.1250%, 11/15/41	1,042,750
6,212,000	3.1250%, 2/15/42	6,672,073
229,000	3.0000%, 5/15/42	239,842

Total U.S. Treasury Notes/Bonds (cost $32,799,138)		35,455,003

Money Market – 0.2%
1,985,114	Janus Cash Liquidity Fund LLC, 0% (cost $1,985,114)	1,985,114

Total Investments (total cost $798,379,713) – 99.2%		907,173,294

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		6,859,488

Net Assets – 100%		$914,032,782

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$6,205,110	0.7%
Bermuda	1,300,077	0.1%
Brazil	4,427,604	0.5%
Canada	17,768,841	2.0%
Cayman Islands	1,347,540	0.1%
France	2,262,326	0.3%
Germany	2,582,655	0.3%
Jersey	6,555,878	0.7%
Luxembourg	1,251,564	0.1%
Mexico	2,241,295	0.2%
Netherlands	10,619,308	1.2%
Switzerland	16,972,208	1.9%
United Kingdom	21,158,343	2.3%
United States††	812,480,545	89.6%

Total	$907,173,294	100.0%

††	Includes Cash Equivalents (89.3% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: British Pound 7/19/12	470,000	$735,939	$(3,128)

HSBC Securities (USA), Inc.: British Pound 7/12/12	1,700,000	2,661,962	1,105

JPMorgan Chase & Co.: British Pound 8/2/12	1,760,000	2,755,744	(17,923)

RBC Capital Markets Corp.: British Pound 7/26/12	1,900,000	2,975,014	(25,073)

Total		$9,128,659	$(45,019)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2012 (unaudited)	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$798,380
Unaffiliated investments at value	$905,188
Affiliated investments at value	1,985
Cash	80
Receivables:
Investments sold	6,722
Portfolio shares sold	549
Dividends	664
Foreign dividend tax reclaim	100
Interest	3,666
Non-interested Trustees’ deferred compensation	15
Other assets	3
Forward currency contracts	1
Total Assets	918,973
Liabilities:
Payables:
Investments purchased	3,497
Portfolio shares repurchased	717
Advisory fees	408
Fund administration fees	7
Internal servicing cost	1
Distribution fees and shareholder servicing fees	96
Non-interested Trustees’ fees and expenses	24
Non-interested Trustees’ deferred compensation fees	15
Accrued expenses and other payables	129
Forward currency contracts	46
Total Liabilities	4,940
Net Assets	$914,033
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$657,997
Undistributed net investment income*	6,757
Undistributed net realized gain from investment and foreign currency transactions*	140,535
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	108,744
Total Net Assets	$914,033
Net Assets - Institutional Shares	$438,571
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,992
Net Asset Value Per Shares	$25.81
Net Assets - Service Shares	$475,462
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,618
Net Asset Value Per Share	$26.99

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | JUNE 30, 2012

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2012 (unaudited)	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$9,800
Dividends	6,213
Dividends from affiliates	8
Foreign tax withheld	(106)
Total Investment Income	15,915
Expenses:
Advisory fees	3,158
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	2
Shareholder reports expense	28
Transfer agent fees and expenses	3
Registration fees	12
Custodian fees	9
Professional fees	21
Non-interested Trustees’ fees and expenses	19
Fund administration fees	53
Distribution fees and shareholder servicing fees - Service Shares	718
Other expenses	128
Total Expenses	4,154
Expense and Fee Offset	–
Net Expenses	4,154
Net Investment Income	11,761
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(1)	146,723
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(48,853)
Net Gain on Investments	97,870
Net Increase in Net Assets Resulting from Operations	$109,631

(1)	Includes $112,596,418 of realized gains resulting from a redemption-in-kind during the fiscal year ended June 30, 2012 for Janus Aspen Balanced Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 17

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Balanced
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$11,761	$39,977
Net realized gain from investment and foreign currency transactions	146,723	61,283
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(48,853)	(74,792)
Net Increase in Net Assets Resulting from Operations	109,631	26,468
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(6,580)	(21,822)
Service Shares	(6,407)	(16,853)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(32,321)	(47,125)
Service Shares	(33,711)	(38,544)
Net Decrease from Dividends and Distributions	(79,019)	(124,344)
Capital Share Transactions:
Shares Sold
Institutional Shares	9,477	28,932
Service Shares	40,940	136,359
Reinvested Dividends and Distributions
Institutional Shares	38,901	68,947
Service Shares	40,118	55,397
Shares Repurchased
Institutional Shares(1)	(472,564)	(157,227)
Service Shares(1)	(380,105)	(148,066)
Net Decrease from Capital Share Transactions	(723,233)	(15,658)
Net Decrease in Net Assets	(692,621)	(113,534)
Net Assets:
Beginning of period	1,606,654	1,720,188
End of period	$914,033	$1,606,654

Undistributed Net Investment Income*	$6,757	$7,984

*	See Note 5 in Notes to Financial Statements.
(1)	During the fiscal year ended June 30, 2012, Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $723,952,515 and $12,910,862, respectively, at the date of redemption.

See Notes to Financial Statements.

18 | JUNE 30, 2012

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2012 (unaudited) and each fiscal	Janus Aspen Balanced Portfolio
year ended December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$26.62	$28.30	$26.88	$22.90	$30.04	$27.89
Income from Investment Operations:
Net investment income	0.75	0.73	0.81	0.78	0.81	0.82
Net gain/(loss) on investments (both realized and unrealized)	0.95	(0.22)	1.39	4.91	(5.23)	2.09
Total from Investment Operations	1.70	0.51	2.20	5.69	(4.42)	2.91
Less Distributions:
Dividends (from net investment income)*	(0.42)	(0.69)	(0.78)	(0.75)	(0.74)	(0.76)
Distributions (from capital gains)*	(2.09)	(1.50)	–	(0.96)	(1.98)	–
Total Distributions	(2.51)	(2.19)	(0.78)	(1.71)	(2.72)	(0.76)
Net Asset Value, End of Period	$25.81	$26.62	$28.30	$26.88	$22.90	$30.04
Total Return**	6.51%	1.60%	8.39%	25.89%	(15.81)%	10.50%
Net Assets, End of Period (in thousands)	$438,571	$843,446	$955,585	$1,020,287	$926,938	$1,335,428
Average Net Assets for the Period (in thousands)	$576,891	$906,725	$970,582	$946,559	$1,150,680	$1,417,947
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.57%	0.58%	0.57%	0.57%	0.57%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.60%	0.57%	0.58%	0.57%	0.57%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.57%	0.58%	0.57%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets***	2.16%	2.50%	2.74%	3.03%	2.77%	2.54%
Portfolio Turnover Rate	44%	108%	90%	169%	120%	54%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Balanced Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$27.74	$29.42	$27.93	$23.76	$31.07	$28.83
Income from Investment Operations:
Net investment income	0.25	0.66	0.71	0.73	0.72	0.70
Net gain/(loss) on investments (both realized and unrealized)	1.49	(0.20)	1.51	5.11	(5.37)	2.24
Total from Investment Operations	1.74	0.46	2.22	5.84	(4.65)	2.94
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.64)	(0.73)	(0.71)	(0.68)	(0.70)
Distributions (from capital gains)*	(2.09)	(1.50)	–	(0.96)	(1.98)	–
Total Distributions	(2.49)	(2.14)	(0.73)	(1.67)	(2.66)	(0.70)
Net Asset Value, End of Period	$26.99	$27.74	$29.42	$27.93	$23.76	$31.07
Total Return**	6.36%	1.35%	8.12%	25.53%	(16.00)%	10.25%
Net Assets, End of Period (in thousands)	$475,462	$763,208	$764,603	$666,112	$479,208	$579,181
Average Net Assets for the Period (in thousands)	$577,605	$770,420	$705,784	$554,206	$542,837	$545,997
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	0.82%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.85%	0.82%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.85%	0.82%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets***	1.94%	2.25%	2.49%	2.77%	2.53%	2.27%
Portfolio Turnover Rate	44%	108%	90%	169%	120%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 19

Notes to Schedule of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays U.S. Aggregate Bond Index (45%). Prior to 7/2/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2012 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$90,443,038	9.9%

20 | JUNE 30, 2012

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$17,074,463	$–

Bank Loan	–	1,257,690	–

Common Stock
Agricultural Chemicals	–	7,216,587	–
Commercial Banks	10,547,195	12,022,414	–
Life and Health Insurance	–	3,933,239	–
Medical – Drugs	19,437,951	6,555,878	–
All Other	470,470,056	–	–

Corporate Bonds	–	261,396,818	–

Mortgage-Backed Securities	–	59,177,011	–

Preferred Stock	–	643,875	–

U.S. Treasury Notes/Bonds	–	35,455,003	–

Money Market	–	1,985,114	–

Total Investments in Securities	$500,455,202	$406,718,092	$–

Other Financial Instruments(b):	$–	$(45,019)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$40,803,222

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2012.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

22 | JUNE 30, 2012

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used

24 | JUNE 30, 2012

as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Balanced Portfolio	$18,551,634	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative

26 | JUNE 30, 2012

instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$1,105	Forward currency contracts	$46,124

Total		$1,105		$46,124

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(71,951)	$(71,951)

Total	$–	$–	$–	$(71,951)	$(71,951)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(180,568)	$(180,568)

Total	$–	$–	$–	$(180,568)	$(180,568)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on the Portfolio’s operations is unknown.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended June 30, 2012 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$2,572,586	4.2500% - 5.0000%

28 | JUNE 30, 2012

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further

30 | JUNE 30, 2012

loans to governmental entities which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	$241,648,484	$(249,186,663)	$8,322	$1,985,114

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Balanced Portfolio	$798,879,103	$130,193,470	$(21,899,279)	$108,294,191

6.	Capital Share Transactions

For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	334	1,022
Reinvested dividends and distributions	1,526	2,492
Shares repurchased	(16,549)	(5,597)
Net Increase/(Decrease) in Portfolio Shares	(14,689)	(2,083)
Shares Outstanding, Beginning of Period	31,681	33,764
Shares Outstanding, End of Period	16,992	31,681
Transactions in Portfolio Shares – Service Shares
Shares sold	1,395	4,687
Reinvested dividends and distributions	1,505	1,921
Shares repurchased	(12,795)	(5,084)
Net Increase/(Decrease) in Portfolio Shares	(9,895)	1,524
Shares Outstanding, Beginning of Period	27,513	25,989
Shares Outstanding, End of Period	17,618	27,513

32 | JUNE 30, 2012

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$351,620,560	$373,336,360	$144,794,388	$182,587,219

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

34 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating

36 | JUNE 30, 2012

volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81113 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Enterprise Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the six-month period ended June 30, 2012, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 8.33% and 8.18%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 8.10%. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Economic Overview

Equity markets moved upward in the first half of 2012, buoyed by strong performance in the first quarter. In the early months, strong corporate earnings and positive economic data led a significant rally. In May, confidence waned as a potential Greek exit from the euro zone, the need for Spanish bank recapitalization and weak economic data out of the U.S. and China sparked fear of another global slowdown. In June, markets were volatile but rose sharply on the last day when European leaders announced more detail on plans to use bailout funds to directly boost capital into struggling banks.

Asset Class Overview

Large-cap and small-cap stocks outperformed mid-caps during the period, while growth outperformed value in the mid-cap space. Within our index, the Russell Midcap Growth Index, health care and telecommunication services were the strongest performing sectors, while energy and utilities were the weakest.

Strategy Overview

Our portfolio generally focuses on companies with predictable business models and strong competitive positioning. Over time, we have sought to build a portfolio of “smart growth” companies, with prudent management teams that invest capital to create long-term value, rather than just focusing on fast growth. The stability of many of these companies helped the portfolio’s performance hold up well in what has been a difficult environment for stock picking.

Our selections in telecommunication services, energy and industrials were the largest contributors to relative performance over the last six months. The positioning of our portfolio within the energy and industrial sectors highlight the more stable approach we take to investing. We have avoided investing in exploration and production companies, many of which traded down in the most recent quarter due to falling oil prices. Instead, we favor master limited partnerships, which have steady recurring revenue streams and important pipeline assets. Meanwhile, many of our holdings in the industrials sector are asset-light, less cyclical companies. These stocks helped performance when the macro environment weakened in the second quarter.

At the individual stock level, Crown Castle was our largest contributor to performance. The company exhibits some of the key attributes we look for in stocks. Crown Castle leases spectrum space on its cellular towers to mobile carriers. These rental contracts usually involve 10-year agreements or longer, creating a predictable, long-term revenue stream. Meanwhile, we think the company is poised for more growth as mobile carriers rent more tower space to keep up with the growth in mobile data transmission.

Another top contributor to performance was Verisk Analytics. The risk assessment company provides services to the insurance industry through detailed actuarial and underwriting data for property and casualty companies, as well as predictive analytics to help underwriters model their risks. We like the company for its high operating margins, recurring revenues, pricing power and growth potential.

athenahealth was another top contributor. The company, which provides software as a service to the health care industry, is bringing modern technology capability to an area of the industry that has historically been underserved by technology, and we like its growth opportunities over the next three to five years.

2 | JUNE 30, 2012

(unaudited)

Information technology, financials and consumer discretionary were the largest detractors from performance over the last six months. Our performance within the information technology sector was dragged down by two semiconductor companies we hold, which traded down as investors feared that a weakening economy would impact semiconductor demand. We continue to hold the stocks because we believe over the long term the proliferation of digital products will create a growing addressable market for well positioned companies in the technology hardware supply chain.

One of the two semiconductor companies, Atmel Corp., was the largest single detractor from the portfolio’s performance. We believe the company’s touch platform has proven to be among the best for PC tablets. The company’s micro-controller business also provides growth potential.

Another large detractor from performance was Dresser-Rand Group. We continue to think this supplier of parts and services to energy production companies has attractive, long-term growth drivers and should benefit from strong spending cycles and mid-stream equipment replacement. Management recently initiated a multi-year growth plan that will involve expanding service centers globally, which should allow the company to maintain its competitive advantage and grow the business. The firm should also benefit from an ongoing shift in oil production from multinational companies to state controlled enterprises, which don’t have as much technical expertise to service highly engineered parts.

C.H. Robinson Worldwide also detracted from performance. The company provides freight logistics, matching companies with access to transportation providers worldwide. In the first quarter, a shortage of trucking capacity enabled truckers to demand better pricing, and this weighed on C.H. Robinson’s profits. Over the long term, we still like the company’s growth potential. The freight logistics industry is a highly fragmented market, and we believe C.H. Robinson has the best scale and best systems, which is allowing it to continue to take market share. We expect the company to benefit when there is more trucking capacity and margins improve.

Outlook

The recovery seems to remain tepid. Pressure points remain, such as consumer deleveraging and fragile sovereign balance sheets, and the U.S. is clearly in a subpar growth environment. However, corporate profitability and balance sheets are strong. We are seeing encouraging signs at the company level with businesses that are innovating and creating value. Areas like cloud computing, biotechnology, data analytics, and consumer electronics continue to drive growth. As an extreme example, Apple is projected to grow sales $50 billion in calendar year 2012 alone. That is more than a rounding error, as 1 percent GDP growth is $150 billion in our $15 trillion economy. These types of micro trends should help drive the macro.

With corporate margins near record highs while other macroeconomic indicators continue to struggle, there is some concern that profitability may decline. The portfolio is driven by individual stock selection, however, and we still see lots of positive developments in the areas we’re focused on, such as health care, IT and energy infrastructure. Many companies in the portfolio have relatively high margins and pricing power, which we think should offer some protection against cost pressures. We can’t predict what will cause equity prices or multiples such as price/earnings ratios (P/E) to move higher. But with a long term horizon, we think investing in well-managed, free cash flow generative companies with innovative products or services – at sensible valuations – is likely to result in attractive, long term returns.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Crown Castle International Corp.	1.47%
Verisk Analytics, Inc. – Class A	0.88%
athenahealth, Inc.	0.66%
Gen-Probe, Inc.	0.58%
TransDigm Group, Inc.	0.54%

5 Bottom Performers – Holdings

Contribution

Atmel Corp.	–0.40%
Dresser-Rand Group, Inc.	–0.35%
C.H. Robinson Worldwide, Inc.	–0.30%
Varian Medical Systems, Inc.	–0.30%
Electronic Arts, Inc.	–0.23%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.95%	4.80%	1.65%
Energy	0.43%	5.94%	8.83%
Industrials	0.43%	24.09%	15.01%
Utilities	0.06%	0.00%	0.28%
Other**	0.05%	2.62%	0.00%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	–0.72%	28.30%	18.35%
Financials	–0.26%	5.86%	6.88%
Consumer Discretionary	–0.20%	5.15%	20.84%
Materials	–0.18%	2.80%	8.60%
Health Care	0.00%	19.53%	13.47%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Crown Castle International Corp. Wireless Equipment	4.7%
Verisk Analytics, Inc. – Class A Consulting Services	3.6%
MSCI, Inc. – Class A Decision Support Software	2.7%
Varian Medical Systems, Inc. Medical Products	2.7%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.6%

16.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of December 31, 2011

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012						Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	8.33%	0.19%	3.44%	9.52%	9.32%	0.69%

Janus Aspen Enterprise Portfolio – Service Shares	8.18%	–0.08%	3.19%	9.24%	9.04%	0.94%

Russell Midcap® Growth Index	8.10%	–2.99%	1.90%	8.47%	8.31%

Lipper Quartile – Institutional Shares	–	2nd	2nd	1st	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Multi-Cap Growth Funds	–	47/113	30/88	4/55	4/8

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

6 | JUNE 30, 2012

(unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,083.30	$3.57

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,082.10	$4.87

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

†	Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares and 0.94% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares		Value

Common Stock – 97.9%
Advertising Agencies – 0.6%
65,370	Omnicom Group, Inc.	$3,176,982
Advertising Sales – 0.6%
108,356	Lamar Advertising Co. – Class A*	3,098,982
Aerospace and Defense – 1.8%
71,625	TransDigm Group, Inc.*	9,619,238
Aerospace and Defense – Equipment – 1.9%
324,506	HEICO Corp. – Class A	10,468,564
Agricultural Chemicals – 2.0%
249,420	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)**	10,897,160
Airlines – 1.3%
235,403	Ryanair Holdings PLC (ADR)**	7,156,251
Auction House – Art Dealer – 0.8%
197,076	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)**	4,187,865
Automotive – Truck Parts and Equipment – Original – 0.5%
48,898	WABCO Holdings, Inc.*	2,588,171
Broadcast Services and Programming – 0.6%
69,050	Discovery Communications, Inc. – Class C*	3,458,715
Commercial Services – 1.1%
70,365	CoStar Group, Inc.*	5,713,638
Commercial Services – Finance – 1.4%
173,165	Global Payments, Inc.	7,485,923
Computer Aided Design – 0.6%
48,765	ANSYS, Inc.*	3,077,559
Computers – 0.9%
7,958	Apple, Inc.*	4,647,472
Computers – Integrated Systems – 1.0%
156,635	Jack Henry & Associates, Inc.	5,407,040
Consulting Services – 5.6%
249,678	Gartner, Inc.*	10,748,638
406,160	Verisk Analytics, Inc. – Class A*,**	20,007,441
		30,756,079
Containers – Metal and Glass – 0.9%
120,582	Ball Corp.	4,949,891
Decision Support Software – 2.7%
435,975	MSCI, Inc.*	14,831,869
Diagnostic Equipment – 2.0%
129,582	Gen-Probe, Inc.*	10,651,640
Diagnostic Kits – 0.8%
46,925	IDEXX Laboratories, Inc.*	4,510,900
Distribution/Wholesale – 4.5%
82,537	Fastenal Co.	3,327,067
7,049,720	Li & Fung, Ltd.	13,680,061
39,305	W.W. Grainger, Inc.	7,516,688
		24,523,816
Electric Products – Miscellaneous – 1.2%
135,592	AMETEK, Inc.	6,767,397
Electronic Components – Miscellaneous – 2.8%
638,200	Flextronics International, Ltd.*	3,956,840
351,875	TE Connectivity, Ltd. (U.S. Shares)	11,228,331
		15,185,171
Electronic Components – Semiconductors – 3.1%
1,316,106	ON Semiconductor Corp.*	9,344,352
224,519	Xilinx, Inc.	7,537,103
		16,881,455
Electronic Connectors – 2.5%
250,365	Amphenol Corp. – Class A	13,750,046
Electronic Forms – 1.2%
195,930	Adobe Systems, Inc.*	6,342,254
Entertainment Software – 0.3%
144,545	Electronic Arts, Inc.*	1,785,131
Finance – Investment Bankers/Brokers – 0.9%
150,038	LPL Financial Holdings, Inc.	5,066,783
Footwear and Related Apparel – 0.7%
100,695	Wolverine World Wide, Inc.	3,904,952
Instruments – Controls – 2.8%
28,010	Mettler-Toledo International, Inc.*	4,365,358
403,797	Sensata Technologies Holding N.V.*,**	10,813,684
		15,179,042
Instruments – Scientific – 1.4%
46,346	Thermo Fisher Scientific, Inc.	2,405,821
68,245	Waters Corp.*	5,423,430
		7,829,251
Insurance Brokers – 1.0%
111,680	Aon PLC	5,224,390
Investment Management and Advisory Services – 1.3%
116,556	T. Rowe Price Group, Inc.	7,338,366
Machinery – General Industrial – 1.7%
91,115	Roper Industries, Inc.	8,982,117
Medical – Biomedical and Genetic – 2.7%
88,230	Celgene Corp.*	5,660,837
213,575	Incyte Corp., Ltd.*	4,848,152
78,826	Vertex Pharmaceuticals, Inc.*	4,407,950
		14,916,939
Medical – Drugs – 1.4%
25,270	Medivation, Inc.*	2,309,678
119,854	Valeant Pharmaceuticals International, Inc.**	5,368,261
		7,677,939
Medical – Generic Drugs – 0.4%
114,010	Impax Laboratories, Inc.*	2,310,983
Medical Information Systems – 1.6%
107,524	athenahealth, Inc.*	8,512,675
Medical Instruments – 3.3%
318,780	St. Jude Medical, Inc.	12,722,510
72,250	Techne Corp.	5,360,950
		18,083,460
Medical Products – 4.5%
126,105	Henry Schein, Inc.*	9,897,981
238,970	Varian Medical Systems, Inc.*	14,522,207
		24,420,188
Metal Processors and Fabricators – 1.5%
48,865	Precision Castparts Corp.	8,037,804
Oil Companies – Exploration and Production – 0.4%
103,760	Ultra Petroleum Corp. (U.S. Shares)*,**	2,393,743

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares		Value

Oil Field Machinery and Equipment – 2.6%
321,355	Dresser-Rand Group, Inc.*	$14,313,152
Patient Monitoring Equipment – 1.1%
278,121	Masimo Corp.	6,224,348
Printing – Commercial – 2.2%
377,278	VistaPrint N.V. (U.S. Shares)*,**	12,186,079
Retail – Catalog Shopping – 1.1%
94,045	MSC Industrial Direct Co. – Class A	6,164,650
Retail – Petroleum Products – 1.3%
189,480	World Fuel Services Corp.	7,205,924
Retail – Restaurants – 0.4%
151,930	Arcos Dorados Holdings, Inc. – Class A	2,245,525
Semiconductor Components/Integrated Circuits – 1.7%
1,420,454	Atmel Corp.*	9,517,042
Semiconductor Equipment – 3.1%
197,045	ASML Holding N.V. (U.S. Shares)**	10,132,054
133,127	KLA-Tencor Corp.	6,556,505
		16,688,559
Telecommunication Equipment – Fiber Optics – 0.5%
222,315	Corning, Inc.	2,874,533
Telecommunication Services – 2.1%
392,514	Amdocs, Ltd. (U.S. Shares)	11,665,516
Transactional Software – 2.3%
305,340	Solera Holdings, Inc.	12,760,159
Transportation – Railroad – 0.6%
42,625	Canadian Pacific Railway, Ltd.**	3,122,708
Transportation – Services – 2.6%
145,855	C.H. Robinson Worldwide, Inc.	8,536,893
146,232	Expeditors International of Washington, Inc.	5,666,490
		14,203,383
Transportation – Truck – 1.4%
148,340	Landstar System, Inc.	7,672,145
Vitamins and Nutrition Products – 1.0%
64,285	Mead Johnson Nutrition Co.	5,175,585
Wireless Equipment – 5.6%
435,764	Crown Castle International Corp.*	25,561,916
98,145	Motorola Solutions, Inc.	4,721,756
		30,283,672

Total Common Stock (cost $370,084,362)		534,100,821

Money Market – 2.3%
12,473,603	Janus Cash Liquidity Fund LLC, 0% (cost $12,473,603)	12,473,603

Total Investments (total cost $382,557,965) – 100.2%		546,574,424

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(1,004,716)

Net Assets – 100%		$545,569,708

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$13,680,061	2.5%
Canada	25,969,737	4.7%
Guernsey	11,665,516	2.1%
Ireland	7,156,251	1.3%
Netherlands	33,131,817	6.1%
Singapore	3,956,840	0.7%
Switzerland	11,228,331	2.1%
United Kingdom	5,224,390	1.0%
United States††	432,315,956	79.1%
Virgin Islands (British)	2,245,525	0.4%

Total	$546,574,424	100.0%

††	Includes Cash Equivalents (76.8% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC:
Canadian Dollar 7/19/12	2,950,000	$2,897,325	$(24,125)
Euro 7/19/12	1,290,000	1,632,462	(7,411)

		4,529,787	(31,536)

HSBC Securities (USA), Inc.: Euro 7/12/12	2,340,000	2,961,026	(18,523)

JPMorgan Chase & Co.: Euro 8/2/12	1,655,000	2,094,634	(26,960)

Total		$9,585,447	$(77,019)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2012 (unaudited)	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$382,558
Unaffiliated investments at value	$534,101
Affiliated investments at value	12,474
Cash	1
Receivables:
Investments sold	731
Portfolio shares sold	639
Dividends	244
Non-interested Trustees’ deferred compensation	9
Other assets	–
Total Assets	548,199
Liabilities:
Payables:
Investments purchased	1,054
Portfolio shares repurchased	1,101
Advisory fees	281
Fund administration fees	5
Internal servicing cost	–
Distribution fees and shareholder servicing fees	42
Non-interested Trustees’ fees and expenses	10
Non-interested Trustees’ deferred compensation fees	9
Accrued expenses and other payables	50
Forward currency contracts	77
Total Liabilities	2,629
Net Assets	$545,570
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$418,850
Undistributed net investment loss*	(85)
Undistributed net realized loss from investment and foreign currency transactions*	(37,134)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	163,939
Total Net Assets	$545,570
Net Assets - Institutional Shares	$339,024
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,199
Net Asset Value Per Shares	$41.35
Net Assets - Service Shares	$206,546
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,172
Net Asset Value Per Share	$39.94

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | JUNE 30, 2012

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2012 (unaudited)	Enterprise
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	2,140
Dividends from affiliates	11
Foreign tax withheld	(38)
Total Investment Income	2,113
Expenses:
Advisory fees	1,783
Internal servicing expense - Institutional Shares	1
Internal servicing expense - Service Shares	1
Shareholder reports expense	30
Transfer agent fees and expenses	2
Registration fees	12
Custodian fees	10
Professional fees	17
Non-interested Trustees’ fees and expenses	11
Fund administration fees	26
Distribution fees and shareholder servicing fees - Service Shares	259
Other expenses	31
Total Expenses	2,183
Expense and Fee Offset	–
Net Expenses	2,183
Net Investment Loss	(70)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	30,296
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,294
Net Gain on Investments	42,590
Net Increase in Net Assets Resulting from Operations	$42,520

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Enterprise
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment loss	$(70)	$(1,532)
Net realized gain from investment and foreign currency transactions	30,296	71,363
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,294	(77,813)
Net Increase/(Decrease) in Net Assets Resulting from Operations	42,520	(7,982)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	10,722	24,842
Service Shares	30,692	29,343
Shares Repurchased
Institutional Shares	(32,598)	(81,800)
Service Shares	(29,648)	(78,777)
Net Decrease from Capital Share Transactions	(20,832)	(106,392)
Net Increase/(Decrease) in Net Assets	21,688	(114,374)
Net Assets:
Beginning of period	523,882	638,256
End of period	$545,570	$523,882

Undistributed Net Investment Loss*	$(85)	$(15)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | JUNE 30, 2012

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Enterprise Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$38.17	$38.72	$30.79	$21.26	$39.96	$32.97
Income from Investment Operations:
Net investment income	0.04	0.10	0.09	0.05	0.13	0.12
Net gain/(loss) on investments (both realized and unrealized)	3.14	(0.65)	7.86	9.48	(16.82)	7.15
Total from Investment Operations	3.18	(0.55)	7.95	9.53	(16.69)	7.27
Less Distributions:
Dividends (from net investment income)*	–	–	(0.02)	–	(0.08)	(0.08)
Distributions (from capital gains)*	–	–	–	–	(1.93)	(0.20)
Total Distributions	–	–	(0.02)	–	(2.01)	(0.28)
Net Asset Value, End of Period	$41.35	$38.17	$38.72	$30.79	$21.26	$39.96
Total Return**	8.33%	(1.42)%	25.85%	44.83%	(43.75)%	22.10%
Net Assets, End of Period (in thousands)	$339,024	$333,094	$394,500	$371,092	$279,088	$565,996
Average Net Assets for the Period (in thousands)	$351,624	$367,307	$359,669	$311,752	$453,662	$550,938
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.68%	0.68%	0.70%	0.67%	0.68%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.69%	0.68%	0.68%	0.70%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.68%	0.68%	0.70%	0.67%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	(0.17)%	(0.01)%	0.02%	0.32%	0.27%
Portfolio Turnover Rate	10%	15%	24%	36%	60%	45%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Enterprise Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$36.91	$37.53	$29.90	$20.70	$38.97	$32.19
Income from Investment Operations:
Net investment income/(loss)	(0.04)	(0.17)	(0.10)	(0.09)	0.02	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.07	(0.45)	7.73	9.29	(16.34)	6.96
Total from Investment Operations	3.03	(0.62)	7.63	9.20	(16.32)	7.00
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(0.02)	(0.02)
Distributions (from capital gains)*	–	–	–	–	(1.93)	(0.20)
Total Distributions	–	–	–	–	(1.95)	(0.22)
Net Asset Value, End of Period	$39.94	$36.91	$37.53	$29.90	$20.70	$38.97
Total Return**	8.21%	(1.65)%	25.52%	44.44%	(43.88)%	21.80%
Net Assets, End of Period (in thousands)	$206,546	$190,788	$243,756	$221,824	$186,105	$368,990
Average Net Assets for the Period (in thousands)	$208,712	$223,285	$220,145	$196,683	$300,898	$300,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.93%	0.93%	0.95%	0.92%	0.93%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.94%	0.93%	0.93%	0.95%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.93%	0.93%	0.95%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	(0.41)%	(0.26)%	(0.25)%	0.07%	0.01%
Portfolio Turnover Rate	10%	15%	24%	36%	60%	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio
Common Stock
Airlines	$–	$7,156,251	$–
Distribution/Wholesale	10,843,755	13,680,061	–
All Other	502,420,754	–	–

Money Market	–	12,473,603	–

Total Investments in Securities	$513,264,509	$33,309,915	$–

Other Financial Instruments(b):	$–	$(77,019)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$74,139,404

14 | JUNE 30, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

16 | JUNE 30, 2012

repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

summarized under the Level 2 and Level 3 categories listed above. There were no Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Enterprise Portfolio	$13,053,188	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts

18 | JUNE 30, 2012

with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts			Forward currency contracts	$77,019

Total				$77,019

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$420,585	$420,585

Total	$–	$–	$–	$420,585	$420,585

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(235,864)	$(235,864)

Total	$–	$–	$–	$(235,864)	$(235,864)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or

20 | JUNE 30, 2012

possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Aspen Enterprise Portfolio
Janus Cash Liquidity Fund LLC	$56,407,733	$(54,150,000)	$10,707	$12,473,603

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency

22 | JUNE 30, 2012

transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Enterprise Portfolio	$382,745,757	$175,917,336	$(12,088,669)	$163,828,667

Net capital loss carryovers as of December 31, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Enterprise Portfolio	$(67,080,125)	$(67,080,125)

6.	Capital Share Transactions

For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011	Janus Aspen Enterprise Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	256	624
Reinvested dividends and distributions	–	–
Shares repurchased	(784)	(2,086)
Net Increase/(Decrease) in Portfolio Shares	(528)	(1,462)
Shares Outstanding, Beginning of Period	8,727	10,189
Shares Outstanding, End of Period	8,199	8,727
Transactions in Portfolio Shares – Service Shares
Shares sold	739	761
Reinvested dividends and distributions	–	–
Shares repurchased	(736)	(2,087)
Net Increase/(Decrease) in Portfolio Shares	3	(1,326)
Shares Outstanding, Beginning of Period	5,169	6,495
Shares Outstanding, End of Period	5,172	5,169

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$51,882,135	$74,679,207	$–	$–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24 | JUNE 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

26 | JUNE 30, 2012

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating

Janus Aspen Series | 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

28 | JUNE 30, 2012

Notes

Janus Aspen Series | 29

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81116 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the six-month period ended June 30, 2012, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 4.90% and 4.77%, respectively, compared with a 2.37% return for the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Agg”).

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the portfolio.

Market Environment

The first six months of 2012 were characterized by swings in sentiment, with optimism prevailing from January to mid-March, growing defensiveness in April and May, and a measure of relief in June. In general, corporate credit spreads and longer-duration U.S. Treasury yields narrowed during the period, while mortgage-backed securities (MBS) widened incrementally. Short-term U.S. Treasury securities – in durations of two years and less – also widened modestly.

Investors were in a risk-on mood as the period began in January. U.S. economic data reflected a recovery that appeared to be gaining traction, with strength in hiring and housing. The European Central Bank’s long-term refinancing operation (LTRO), which pumped nearly €1 trillion into the euro-zone banking system in December and February, made Europe’s debt crisis seem temporarily less acute. Meanwhile, U.S. Federal Reserve (Fed) officials said they expected short-term interest rates to remain low well into 2014. Fueled by hope of stronger economic growth, both investment grade and high yield corporate credit markets rallied strongly in the first quarter of the year.

However, optimism began to fade by the second quarter. U.S. payroll growth in March, April and May failed to match the pace set in previous months. Manufacturing activity slowed in China, currently the biggest driver of world growth. Headlines were dominated by Spain’s troubled banking sector and a voter backlash in France and Greece

2 | JUNE 30, 2012

(unaudited)

to economic austerity policies: France elected a Socialist president in May, while Greece’s pro-austerity center-right politicians narrowly held on to power only after a second election was held in June. Investor anxiety was reflected in declining U.S. and German government bond yields, as market participants sought safety in an uncertain world.

In June, relief related to the outcome of the Greek election – which calmed fears that Greece might abruptly leave the eurozone – aided a rebound in risk assets including corporate credit. Meanwhile, China cut interest rates for the first time in four years and the Fed announced that it would extend Operation Twist, a program through which it has been selling short-duration Treasury securities and using the proceeds to buy longer-term bonds in an effort to keep long-term interest rates low.

Portfolio Comments

Security selection within corporate credit was the top contributor to outperformance during the period, followed by our overweight allocation to credit compared with the benchmark. Sector contributors were led by life insurers, real estate investment trusts (REITs) and brokerages; top sector detractors included industrial metals, property and casualty insurance and tobacco companies. We modestly reduced the Portfolio’s weighting to corporate credit during the period, as we reacted to changing economic and market factors. Corporate credit represented 57.4% of holdings at period end, down from 63.4% at the beginning of the year, as we opportunistically realized gains and lowered the Portfolio’s risk profile. However, we remain bullish on corporate credit in general, and are still significantly overweight to credit compared with the benchmark.

Consistent with our process of closely monitoring company fundamentals to drive our allocation decisions, we periodically reduce the Portfolio’s risk; with that goal, we increased U.S. Treasury exposure during the period. Our yield curve positioning within Treasury securities was a positive contributor to outperformance during the period. In our opinion, the Portfolio’s strategic allocation to U.S. Treasuries plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address risk. However, we continue to monitor how European and U.S. fiscal challenges and the global economic situation might alter this dynamic going forward.

Our security selection within MBS also was beneficial to performance. Our MBS holdings continue to be roughly half that of the benchmark, although we did add modestly to the position during the period. We view MBS at current valuations as an alternative to corporate credit in an environment of volatility and low interest rates. MBS spreads widened in April and May as investors worried that exceptionally low 30-year Treasury rates would encourage mortgage refinancing. However, by the end of the period buyers were attracted by the yield advantage that MBS offered compared with Treasuries, and MBS spreads at the end of June were only incrementally wider than at the beginning of the year. Our security selection and underweight allocation to MBS – given the spread widening that occurred during part of the period – both contributed to positive performance. Two of the top individual debt security contributors to outperformance during the period were the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Our security selection within commercial mortgage-backed securities (CMBS) also contributed to outperformance during the period. We generally invest in single-borrower, single-asset CMBS, as we believe it is easier to analyze risk in this product than in a multi-loan pool. CMBS spreads narrowed during the period, particularly in the first quarter. Broadly speaking, the CMBS market continues to be supported by several factors. One of these is that the bulk of the loans in the secondary market were issued between 2004 and 2007, and these loans are being paid off faster than new ones are created. The riskiest loans, generally 10-year duration, were issued in 2006 and 2007, and as these loans move closer to maturity the market gets greater clarity on their quality, thus volatility declines.

We maintain a small allocation to the commercial asset-backed securities (ABS) market. These are loans backed by hard assets, such as vehicles or capital equipment. During the period, our security selection within ABS detracted modestly from performance, but this was more than offset by the excess yield over Treasuries that ABS securities offered. Overall, our ABS holdings were incrementally positive to performance.

We also held a small position in bank loans during the period, which also was mildly positive for performance. Bank loans, which have floating rates that reset on a regular basis, traditionally offer protection in a rising-rate environment. They have enjoyed popularity recently with investors who believe that Treasury rates may soon reverse and turn higher.

A small cash position was the greatest detractor from the Portfolio’s relative performance during the period. It’s important to note that cash is not an active strategy within

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

the Portfolio, but a frictional component of the day-to-day investment process.

Contributors to Performance

The top corporate credit contributor to performance during the period was global insurer American International Group (AIG). Since 2008, AIG has shed non-core assets and made significant progress in repaying its government loans. In March 2012, the U.S. Treasury announced a public offering of $6 billion in AIG stock and said that AIG planned to buy up to $3 billion. We have long believed that market valuation of AIG’s credit did not reflect the significant progress the company has made in strengthening its balance sheet.

United Technologies, the second-greatest contributor during the period, raised $9.8 billion in May 2012 through the largest U.S. corporate bond offering since 2009, with proceeds to help fund its $16.5 billion acquisition of Goodrich, a leading aerospace components supplier. We expect United Technologies to remain committed to its deleveraging targets post-acquisition, paying down 25% of total debt by year-end 2012 through robust cash-flow generation.

Rounding out the top three is LyondellBasell, the world’s third largest chemical company. Lyondell has executed a balance sheet transformation by paying down roughly 45% of its debt in two years. Lyondell is an attractive crossover candidate, in our opinion, and we expect it to achieve full investment-grade status within 12 months.

Detractors from Performance

Detractors were led by FMG Resources, a subsidiary of Fortescue Metals Group Ltd. Concern about slowing growth in China, a major customer, pressured the credit during the period; Fortescue also issued $2 billion in new debt in March to fund the expansion of iron ore mining operations in Western Australia. Despite this, we continue to expect positive ratings pressure as the company executes on its greenfield expansion.

The second-greatest detractor, Samsung, sold its first public U.S.-dollar denominated bonds in years. The issue was well-received, resulting in a great rate on Samsung’s debt, but it was fully priced and did not keep pace with the U.S. Treasury rally during April and May. Nevertheless, it is solid A-rated technology name and we expect the credit to do well over the longer term.

Rounding out the list of bottom three contributors was steelmaker ArcelorMittal. Declining manufacturing activity in China and economic weakness in Europe created headwinds for the company during the period; it has been trying to reduce its adjusted debt via asset sales and union negotiations in an effort to retain its investment-grade credit rating.

Conclusion

Collectively, we continue to believe that corporate credit offers compelling risk-reward opportunities. In general, credit profiles are intact and most companies have adequate cash on the balance sheet to pay off their debt; if not, they have access to capital markets under most market scenarios. Corporate debt issuance is expected to be low going forward, as management teams are reluctant to take on more borrowing. Meanwhile, investors will continue to scramble for yield as long as U.S. Treasury rates remain at record lows, further driving demand for higher-yielding debt.

Although the timing is difficult to predict, we believe that before year-end we may see a market selloff that presents us with an opportunity to buy good-quality higher-yielding credit. It is important to remember that our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets and putting their businesses in a more stable position.

However, we do think some caution is warranted as we look ahead to likely challenges over the next six months. We will be facing a contentious U.S. election season this fall. We also expect increasingly heated rhetoric over fiscal policy, as the deadline approaches for expiring U.S. tax provisions and automatic government spending cuts mandated by the Budget Control Act of 2011. All of these are scheduled to occur at year end, yet politicians remain deadlocked. It’s likely that the U.S. federal debt ceiling will be reached again by this December, raising the prospect of another congressional showdown similar to the one we experienced in summer 2011.

Meanwhile, we have modestly increased our allocation to Treasury securities and MBS in an effort to create a more balanced portfolio that we believe will perform better in a volatile market with a wider band of outcomes. This should not imply that we believe the current Treasury yields represent good value over the long term, only that these may be among the safest places to be in the near term. We believe insurance is necessary in a world that is out of balance, but we are keenly aware of the risk associated with this position. Treasury rates are at record lows, and it is not difficult to imagine them moving higher by one-half to three-quarters of a percentage point relatively quickly if

4 | JUNE 30, 2012

(unaudited)

sentiment were to change. For that reason, we are closely monitoring this position.

From a global macroeconomic and market standpoint, it’s likely that economies will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy. Until we see significant deleveraging of European financial institutions and restructuring of economies of developed nations, economic growth will be constrained and interest rates are likely to remain low in the United States and Germany.

On behalf of each member of our investment team, thank you for your investment in Janus Aspen Flexible Bond Portfolio. We appreciate your entrusting us with your assets and look forward to continuing to serve your investment needs.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
June 30, 2012

Weighted Average Maturity	8.2 Years
Average Effective Duration*	5.3 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	2.54%
With Reimbursement	2.62%
Service Shares
Without Reimbursement	2.28%
With Reimbursement	2.36%
Number of Bonds/Notes	314

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Investment Securities)
June 30, 2012

AAA	1.8%
AA	38.9%
A	11.1%
BBB	30.2%
BB	13.0%
B	0.5%
Other	4.5%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2012

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 0.7% of total net assets.

6 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012						Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	4.90%	8.44%	8.99%	6.94%	7.45%	0.58%	0.55%

Janus Aspen Flexible Bond Portfolio – Service Shares	4.77%	8.12%	8.72%	6.67%	7.23%	0.83%	0.80%

Barclays U.S. Aggregate Bond Index	2.37%	7.47%	6.79%	5.63%	6.11%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	–	9/98	3/82	5/55	1/16

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,049.00	$2.80

Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$2.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,047.70	$4.07

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02

†	Expenses are equal to the annualized expense ratio of 0.55% for Institutional Shares and 0.80% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | JUNE 30, 2012

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.2%
$4,611,000	Arkle Master Issuer PLC 2.1659%, 5/17/60 (144A),‡	$4,659,042
1,010,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	1,154,085
943,143	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	979,279
838,000	Commercial Mortgage Pass Through Certificates 2.3646%, 2/10/29 (144A),‡	857,208
488,000	Fontainebleau Miami Beach Trust 2.8870%, 5/5/27 (144A),‡	496,470
837,000	FREMF Mortgage Trust 4.7269%, 1/25/21 (144A),‡	826,120
523,000	FREMF Mortgage Trust 5.3323%, 4/25/21 (144A),‡	536,249
836,000	FREMF Mortgage Trust 5.0996%, 7/25/21 (144A),‡	844,929
461,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	451,355
2,408,000	GS Mortgage Securities Corp II 3.5510%, 4/10/34 (144A),‡	2,489,239
1,190,000	GS Mortgage Securities Corp II 4.0490%, 4/10/34 (144A),‡	1,229,553
584,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0638%, 4/15/45‡	666,440
1,000,000	Oxbow Resources LLC 4.9690%, 5/1/36 (144A)	1,077,600
1,210,000	Saecure B.V. 1.9798%, 7/30/92 (144A),‡	1,218,246
655,000	Silverstone Master Issuer PLC 2.0157%, 1/21/55 (144A),‡	659,948
885,000	Textainer Marine Containers, Ltd. 4.2100%, 4/15/27 (144A)	891,429
1,334,000	WFDB Commercial Mortgage Trust 3.6620%, 7/5/24 (144A)	1,373,560

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $19,764,639)		20,410,752

Bank Loan – 0.2%
Electric – Generation – 0.2%

832,462	AES Corp. 4.2500%, 6/1/18‡ (cost $828,876)	831,555

Corporate Bonds – 57.2%
Advertising Services – 0.1%
577,000	WPP Finance 2010 4.7500%, 11/21/21	605,473
Aerospace and Defense – Equipment – 2.0%
1,143,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	1,171,868
929,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	996,917
1,084,000	United Technologies Corp. 1.8000%, 6/1/17	1,107,022
3,958,000	United Technologies Corp. 3.1000%, 6/1/22	4,147,438
2,067,000	United Technologies Corp. 4.5000%, 6/1/42	2,270,403
		9,693,648
Agricultural Chemicals – 0.8%
1,895,000	CF Industries, Inc. 6.8750%, 5/1/18	2,247,944
1,129,000	CF Industries, Inc. 7.1250%, 5/1/20	1,374,557
		3,622,501
Airlines – 0.3%
349,000	Southwest Airlines Co. 5.2500%, 10/1/14	377,733
958,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,051,436
		1,429,169
Beverages – Wine and Spirits – 0.7%
1,634,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	1,844,650
1,603,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	1,660,952
		3,505,602
Brewery – 1.0%
1,288,000	SABMiller Holdings, Inc. 2.4500%, 1/15/17 (144A)	1,327,591
3,053,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	3,246,722
		4,574,313
Building – Residential and Commercial – 0.3%
616,000	D.R. Horton, Inc. 4.7500%, 5/15/17	634,865
453,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	476,461
431,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	453,320
		1,564,646
Building Products – Cement and Aggregate – 0.2%
1,090,000	Hanson, Ltd. 6.1250%, 8/15/16	1,160,850
Cable/Satellite Television – 0.5%
2,409,000	Comcast Corp. 3.1250%, 7/15/22	2,420,334
Chemicals – Diversified – 0.7%
3,015,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19 (144A)	3,161,981
Chemicals – Specialty – 0.9%
896,000	Ashland, Inc. 9.1250%, 6/1/17	985,600
1,932,000	Ecolab, Inc. 3.0000%, 12/8/16	2,036,834
1,257,000	Ecolab, Inc. 4.3500%, 12/8/21	1,393,215
		4,415,649

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Coatings and Paint Products – 0.7%
$938,000	RPM International, Inc. 6.1250%, 10/15/19	$1,073,540
1,958,000	Valspar Corp. 4.2000%, 1/15/22	2,053,165
		3,126,705
Commercial Banks – 2.8%
936,000	American Express Bank FSB 5.5000%, 4/16/13	970,932
1,386,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	1,434,510
3,425,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	3,519,187
1,123,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	1,155,222
1,343,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A)	1,372,824
1,529,000	SVB Financial Group 5.3750%, 9/15/20	1,649,075
2,085,000	Zions Bancorp 7.7500%, 9/23/14	2,261,283
978,000	Zions Bancorp 4.5000%, 3/27/17	983,291
		13,346,324
Computers – Memory Devices – 0.2%
993,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	1,102,230
Consulting Services – 1.1%
959,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	1,026,674
3,817,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	4,260,134
		5,286,808
Containers – Metal and Glass – 0.1%
316,000	Ball Corp. 7.1250%, 9/1/16	344,045
Containers – Paper and Plastic – 0.7%
597,000	Packaging Corp. of America 3.9000%, 6/15/22	598,936
395,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	405,741
2,132,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	2,196,365
		3,201,042
Data Processing and Management – 0.3%
1,021,000	Fiserv, Inc. 3.1250%, 10/1/15	1,058,328
382,000	Fiserv, Inc. 3.1250%, 6/15/16	393,801
		1,452,129
Diversified Banking Institutions – 3.5%
1,277,000	Bank of America Corp. 4.5000%, 4/1/15	1,316,284
269,000	Bank of America Corp. 3.6250%, 3/17/16	270,231
1,112,000	Bank of America Corp. 5.7000%, 1/24/22	1,224,639
688,000	Bank of America Corp. 8.0000%, 7/30/49‡	716,676
661,000	Citigroup, Inc. 5.0000%, 9/15/14	677,569
563,000	Citigroup, Inc. 4.8750%, 5/7/15	577,528
819,000	Citigroup, Inc. 4.4500%, 1/10/17	858,511
303,000	Goldman Sachs Group, Inc. 3.3000%, 5/3/15	302,958
958,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	958,105
1,150,000	Goldman Sachs Group, Inc. 5.7500%, 1/24/22	1,213,945
3,458,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	3,725,020
960,000	Morgan Stanley 4.0000%, 7/24/15	954,425
707,000	Morgan Stanley 3.4500%, 11/2/15	684,619
1,782,000	Morgan Stanley 5.5000%, 7/28/21	1,755,728
481,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	489,934
1,122,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	1,149,805
		16,875,977
Diversified Financial Services – 1.4%
365,000	General Electric Capital Corp. 4.8000%, 5/1/13	377,327
513,000	General Electric Capital Corp. 5.9000%, 5/13/14	557,244
293,000	General Electric Capital Corp. 6.0000%, 8/7/19	342,832
2,039,000	General Electric Capital Corp. 5.5000%, 1/8/20	2,333,713
3,100,000	General Electric Capital Corp. 7.1250%, 12/15/49‡	3,275,026
		6,886,142
Diversified Minerals – 0.5%
2,114,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	2,156,280
347,000	Teck Resources, Ltd. 7.0000%, 9/15/12	350,894
2,000	Teck Resources, Ltd. 10.7500%, 5/15/19	2,405
		2,509,579
Diversified Operations – 0.5%
734,000	GE Capital Trust I 6.3750%, 11/15/67‡	755,103
1,427,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	1,445,318
		2,200,421
Electric – Generation – 0.3%
1,177,000	AES Corp. 7.7500%, 10/15/15	1,321,182

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Electric – Integrated – 1.6%
$711,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	$767,880
585,000	CMS Energy Corp. 1.4167%, 1/15/13‡	585,006
1,255,000	CMS Energy Corp. 4.2500%, 9/30/15	1,304,798
934,000	CMS Energy Corp. 5.0500%, 2/15/18	998,351
891,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	956,912
609,000	Monongahela Power Co., Inc 6.7000%, 6/15/14	669,259
1,598,000	PPL Energy Supply LLC 4.6000%, 12/15/21	1,639,847
808,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	846,832
		7,768,885
Electronic Components – Semiconductors – 1.4%
965,000	National Semiconductor Corp. 3.9500%, 4/15/15	1,045,443
1,245,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,539,049
4,057,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	4,046,493
		6,630,985
Electronic Connectors – 0.5%
1,466,000	Amphenol Corp. 4.7500%, 11/15/14	1,577,302
783,000	Amphenol Corp. 4.0000%, 2/1/22	797,669
		2,374,971
Electronic Measuring Instruments – 0.3%
1,298,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,330,568
Electronics – Military – 0.3%
1,546,000	L-3 Communications Corp. 6.3750%, 10/15/15	1,579,819
Engineering – Research and Development Services – 0.5%
1,159,000	URS Corp. 3.8500%, 4/1/17 (144A)	1,144,546
1,114,000	URS Corp. 5.0000%, 4/1/22 (144A)	1,100,371
		2,244,917
Finance – Auto Loans – 2.0%
482,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	483,901
3,385,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	3,485,920
2,200,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	2,187,880
970,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,103,350
1,055,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	1,120,285
1,039,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	1,155,896
		9,537,232
Finance – Consumer Loans – 0.4%
1,744,000	SLM Corp. 6.2500%, 1/25/16	1,831,200
Finance – Credit Card – 0.5%
1,237,000	American Express Co. 6.8000%, 9/1/66‡	1,277,821
950,000	American Express Credit Corp. 1.7500%, 6/12/15	960,790
		2,238,611
Finance – Investment Bankers/Brokers – 2.5%
960,000	Charles Schwab Corp. 7.0000%, 8/1/49‡	1,029,091
800,000	Jefferies Group, Inc. 3.8750%, 11/9/15	786,000
1,390,000	Jefferies Group, Inc. 5.1250%, 4/13/18	1,348,300
720,000	Jefferies Group, Inc. 8.5000%, 7/15/19	781,200
1,412,000	Lazard Group LLC 7.1250%, 5/15/15	1,541,904
220,000	Lazard Group LLC 6.8500%, 6/15/17	241,448
3,938,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	4,204,733
1,545,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	1,633,229
538,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	611,500
		12,177,405
Finance – Mortgage Loan Banker – 0.4%
1,792,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	1,941,050
Food – Meat Products – 1.1%
118,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	122,720
3,356,000	Tyson Foods, Inc. 6.8500%, 4/1/16	3,838,425
1,437,000	Tyson Foods, Inc. 4.5000%, 6/15/22	1,480,110
		5,441,255
Food – Miscellaneous/Diversified – 2.7%
756,000	ARAMARK Corp. 8.5000%, 2/1/15	773,963
200,000	Dole Food Co., Inc. 13.8750%, 3/15/14	226,250
4,756,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	4,869,564
3,608,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	3,702,392
3,347,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42 (144A)	3,542,384
		13,114,553
Gas – Transportation – 0%
176,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	194,577
Hazardous Waste Disposal – 0.1%
393,000	Clean Harbors, Inc. 7.6250%, 8/15/16	410,194

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Hotels and Motels – 0.6%
$655,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	$718,235
211,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	249,071
479,000	Marriott International, Inc. 3.0000%, 3/1/19	484,300
183,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	207,623
240,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	278,774
983,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,158,340
		3,096,343
Investment Management and Advisory Services – 0.7%
1,209,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,305,841
707,000	FMR LLC 6.4500%, 11/15/39 (144A)	808,310
755,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	787,087
407,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	425,315
		3,326,553
Linen Supply & Related Items – 0.3%
545,000	Cintas Corp. No. 2 2.8500%, 6/1/16	566,044
582,000	Cintas Corp. No. 2 4.3000%, 6/1/21	633,608
		1,199,652
Medical – Biomedical and Genetic – 0.1%
610,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	674,050
Medical Instruments – 0.1%
577,000	Boston Scientific Corp. 4.5000%, 1/15/15	614,825
Medical Products – 0.1%
607,000	CareFusion Corp. 4.1250%, 8/1/12	608,623
Metal Processors and Fabricators – 0%
211,000	Timken Co. 6.0000%, 9/15/14	228,949
Money Center Banks – 0.5%
2,063,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16	2,165,812
Multi-Line Insurance – 1.2%
1,742,000	American International Group, Inc. 4.2500%, 9/15/14	1,805,287
967,000	American International Group, Inc. 5.4500%, 5/18/17	1,049,761
673,000	American International Group, Inc. 6.4000%, 12/15/20	761,484
399,000	American International Group, Inc. 4.8750%, 6/1/22	408,265
1,532,000	American International Group, Inc. 8.1750%, 5/15/58‡	1,662,220
		5,687,017
Oil – Field Services – 0.4%
1,036,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	1,097,844
674,000	Weatherford International, Ltd. 4.5000%, 4/15/22	690,785
		1,788,629
Oil and Gas Drilling – 0.7%
2,209,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,357,149
797,000	Rowan Cos., Inc. 5.0000%, 9/1/17	857,937
		3,215,086
Oil Companies – Exploration and Production – 1.6%
2,029,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	2,345,786
365,000	Apache Corp. 3.2500%, 4/15/22	381,137
1,213,000	Apache Corp. 4.7500%, 4/15/43	1,347,367
514,000	Forest Oil Corp. 8.5000%, 2/15/14	534,560
986,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	1,092,427
200,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	224,915
1,100,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,230,866
398,000	Pioneer Natural Resources Co. 3.9500%, 7/15/22	398,963
140,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	149,100
		7,705,121
Oil Companies – Integrated – 2.7%
1,320,000	BP Capital Markets PLC 2.2480%, 11/1/16	1,359,424
937,000	BP Capital Markets PLC 3.5610%, 11/1/21	991,964
3,286,000	Phillips 66 2.9500%, 5/1/17 (144A)	3,376,589
3,339,000	Phillips 66 4.3000%, 4/1/22 (144A)	3,512,518
3,347,000	Phillips 66 5.8750%, 5/1/42 (144A)	3,602,999
		12,843,494
Oil Refining and Marketing – 0.2%
302,000	Frontier Oil Corp. 8.5000%, 9/15/16	317,100
710,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	829,743
		1,146,843

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Paper and Related Products – 0.1%
$331,000	International Paper Co. 6.0000%, 11/15/41	$373,176
Pharmacy Services – 2.7%
1,372,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	1,385,414
1,005,000	Express Scripts Holding Co. 3.1250%, 5/15/16	1,046,377
4,771,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	4,853,868
2,525,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	2,794,112
2,183,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	2,262,710
437,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	463,328
		12,805,809
Pipelines – 3.5%
489,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	538,546
1,013,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	1,028,439
1,229,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	1,261,371
180,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	208,904
773,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	836,330
351,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	382,317
746,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	770,701
430	Kern River Funding Corp. 4.8930%, 4/30/18‡,§	470
1,854,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	1,951,335
1,454,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	1,565,378
1,335,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	1,429,965
473,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	486,652
710,000	TC Pipelines L.P. 4.6500%, 6/15/21	748,960
3,726,000	Western Gas Partners L.P. 5.3750%, 6/1/21	4,124,272
1,465,000	Western Gas Partners L.P. 4.0000%, 7/1/22	1,465,000
		16,798,640
Publishing – Newspapers – 0%
160,000	Gannett Co., Inc. 6.3750%, 9/1/15	170,400
Publishing – Periodicals – 0.3%
1,528,000	United Business Media PLC 5.7500%, 11/3/20 (144A)	1,572,650
Real Estate Management/Services – 0.1%
550,000	CBRE Group, Inc. 6.6250%, 10/15/20	583,000
Real Estate Operating/Development – 0.2%
1,015,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,099,980
REIT – Diversified – 0.7%
978,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,023,945
2,314,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,410,723
		3,434,668
REIT – Health Care – 0.3%
557,000	Senior Housing Properties Trust 6.7500%, 4/15/20	603,816
775,000	Senior Housing Properties Trust 6.7500%, 12/15/21	842,688
		1,446,504
REIT – Hotels – 0.3%
1,474,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	1,514,535
REIT – Office Property – 1.1%
2,033,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	2,081,581
360,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	382,573
990,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	1,004,171
1,727,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	1,970,234
		5,438,559
REIT – Regional Malls – 1.3%
3,968,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	4,067,200
2,284,000	Rouse Co. LLC 6.7500%, 11/9/15	2,386,780
		6,453,980
REIT – Shopping Centers – 0.1%
386,000	DDR Corp. 4.7500%, 4/15/18	400,357
Retail – Regional Department Stores – 0.6%
474,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	514,422
1,023,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	1,179,171
394,000	Macy’s Retail Holdings, Inc. 3.8750%, 1/15/22	414,241
509,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	601,912
		2,709,746
Retail – Restaurants – 0.2%
1,014,000	Brinker International, Inc. 5.7500%, 6/1/14	1,083,427

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

Steel – Producers – 0.6%
$1,376,000	ArcelorMittal 4.5000%, 2/25/17	$1,354,958
1,268,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	1,287,020
		2,641,978
Telecommunication Services – 0.4%
1,682,000	Qwest Corp. 6.7500%, 12/1/21	1,892,556
Telephone – Integrated – 0.7%
3,356,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	3,540,580
Transportation – Railroad – 0.6%
575,043	CSX Transportation, Inc. 8.3750%, 10/15/14	653,076
1,508,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	1,679,610
518,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	576,275
		2,908,961
Transportation – Services – 0%
212,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	210,990
Transportation – Truck – 0.3%
1,527,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,577,054

Total Corporate Bonds (cost $262,509,212)		275,581,519

Mortgage-Backed Securities – 19.0%
	Fannie Mae:
419,705	5.0000%, 2/1/23	454,430
780,404	5.5000%, 1/1/25	853,416
433,647	5.5000%, 1/1/33	478,641
1,018,466	5.0000%, 9/1/33	1,140,089
384,921	5.0000%, 11/1/33	418,858
724,560	5.0000%, 12/1/33	788,443
410,653	5.0000%, 2/1/34	446,860
1,424,147	5.5000%, 4/1/34	1,565,679
2,434,788	5.5000%, 9/1/34	2,675,236
847,916	5.5000%, 5/1/35	930,062
5,839,567	5.5000%, 7/1/35	6,416,255
1,004,211	5.0000%, 10/1/35	1,092,096
2,302,807	6.0000%, 10/1/35	2,547,765
2,405,225	6.0000%, 12/1/35	2,709,093
1,036,057	5.5000%, 1/1/36	1,136,431
1,038,058	5.5000%, 4/1/36	1,138,625
2,665,887	5.5000%, 7/1/36	2,929,157
2,823,522	6.0000%, 11/1/36	3,173,628
698,712	6.0000%, 3/1/37	773,036
3,549,222	5.5000%, 5/1/37	3,917,472
711,924	6.0000%, 5/1/37	784,539
650,887	5.5000%, 7/1/37	710,284
605,890	5.5000%, 3/1/38	668,754
916,573	6.0000%, 11/1/38	1,010,062
1,803,943	6.0000%, 11/1/38	1,993,074
758,447	5.0000%, 6/1/40	836,931
548,458	4.5000%, 10/1/40	598,227
478,467	4.0000%, 12/1/40	517,067
506,305	5.0000%, 3/1/41	558,697
1,473,520	4.5000%, 4/1/41	1,616,735
999,142	5.0000%, 4/1/41	1,099,253
1,273,880	5.0000%, 4/1/41	1,414,277
1,476,625	4.5000%, 10/1/41	1,616,739
1,022,574	5.0000%, 10/1/41	1,124,239
	Freddie Mac:
705,116	5.0000%, 1/1/19	757,203
513,614	5.0000%, 2/1/19	551,555
700,713	5.5000%, 8/1/19	760,018
2,482,030	5.0000%, 1/1/36	2,749,530
1,415,141	5.5000%, 10/1/36	1,566,392
996,201	5.0000%, 11/1/36	1,073,836
1,606,360	6.0000%, 1/1/38	1,765,438
480,390	5.5000%, 5/1/38	528,582
2,581,149	5.0000%, 5/1/39	2,830,294
1,252,201	5.5000%, 10/1/39	1,377,819
1,172,562	4.5000%, 1/1/41	1,273,464
1,503,119	4.5000%, 5/1/41	1,643,105
2,558,906	5.0000%, 5/1/41	2,822,195
336,566	4.5000%, 9/1/41	367,164
	Ginnie Mae:
674,802	4.0000%, 8/15/24	727,775
959,312	6.0000%, 11/20/34	1,082,167
2,546,212	5.5000%, 3/20/35	2,824,754
1,299,280	5.5000%, 3/15/36	1,449,942
845,752	5.5000%, 3/20/36	942,481
800,682	5.0000%, 4/15/39	883,719
970,194	5.0000%, 9/15/39	1,081,772
2,028,236	5.0000%, 9/15/39	2,261,453
940,743	5.0000%, 10/15/39	1,048,888
1,507,548	5.0000%, 11/15/39	1,680,911
414,159	5.0000%, 1/15/40	458,639
300,049	5.0000%, 4/15/40	332,257
506,517	5.0000%, 4/15/40	561,896
516,806	5.0000%, 5/15/40	573,310
498,548	5.0000%, 7/15/40	552,104
1,330,852	5.0000%, 7/15/40	1,476,985
1,537,537	5.0000%, 2/15/41	1,715,686
664,177	5.0000%, 5/15/41	739,505
377,076	4.5000%, 7/15/41	416,314
517,084	3.5000%, 5/20/42	553,435

Total Mortgage-Backed Securities (cost $90,824,798)		91,564,738

U.S. Treasury Notes/Bonds – 17.4%
	U.S. Treasury Notes/Bonds:
2,963,000	1.0000%, 7/15/13	2,985,569
11,165,000	0.2500%, 3/31/14	11,151,915
885,000	0.2500%, 4/30/14	883,928
5,847,000	0.2500%, 5/31/14	5,839,691
675,000	0.2500%, 1/15/15	673,049
3,500,000	2.1250%, 5/31/15	3,671,717
1,100,000	1.0000%, 9/30/16	1,117,102
131,000	0.8750%, 11/30/16	132,300
11,074,000	0.8750%, 1/31/17	11,170,034
1,710,000	0.8750%, 2/28/17	1,724,829
1,667,000	2.3750%, 5/31/18	1,806,091
375,000	1.7500%, 10/31/18	392,373
9,455,000	3.1250%, 5/15/21	10,763,931
11,121,000	2.1250%, 8/15/21	11,689,216
2,765,000	2.0000%, 11/15/21	2,866,744
9,084,000	2.0000%, 2/15/22	9,389,876
1,037,000	3.1250%, 11/15/41	1,114,775

See Notes to Schedule of Investments and Financial Statements.

14 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Principal Amount		Value

	U.S. Treasury Notes/Bonds: (continued)
$5,900,000	3.1250%, 2/15/42	$6,336,966
197,000	3.0000%, 5/15/42	206,327

Total U.S. Treasury Notes/Bonds (cost $80,679,537)		83,916,433

Money Market – 0.8%
3,651,000	Janus Cash Liquidity Fund LLC, 0%, (cost $3,651,000)	3,651,000

Total Investments (total cost $458,258,062) – 98.8%		475,955,997

Cash, Receivables and Other Assets, net of Liabilities – 1.2%		5,763,872

Net Assets – 100%		$481,719,869

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,801,938	1.2%
Bermuda	1,582,214	0.3%
Canada	2,304,634	0.5%
Cayman Islands	1,102,230	0.2%
France	3,505,602	0.8%
Luxembourg	2,800,276	0.6%
Mexico	2,255,885	0.5%
Netherlands	3,161,981	0.7%
South Korea	1,097,844	0.2%
United Kingdom	12,941,176	2.7%
United States††	439,402,217	92.3%

Total	$475,955,997	100.0%

††	Includes Cash Equivalents (91.6% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of June 30, 2012 (unaudited)	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$458,258
Unaffiliated investments at value	$472,305
Affiliated investments at value	3,651
Cash	–
Receivables:
Investments sold	6,550
Portfolio shares sold	188
Dividends	1
Interest	3,988
Non-interested Trustees’ deferred compensation	8
Other assets	1
Total Assets	486,692
Liabilities:
Payables:
Investments purchased	4,354
Portfolio shares repurchased	313
Advisory fees	174
Fund administration fees	4
Internal servicing cost	–
Distribution fees and shareholder servicing fees	22
Non-interested Trustees’ fees and expenses	9
Non-interested Trustees’ deferred compensation fees	8
Accrued expenses and other payables	88
Total Liabilities	4,972
Net Assets	$481,720
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$453,786
Undistributed net investment income*	419
Undistributed net realized gain from investment and foreign currency transactions*	9,817
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	17,698
Total Net Assets	$481,720
Net Assets - Institutional Shares	$371,924
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	30,056
Net Asset Value Per Shares	$12.37
Net Assets - Service Shares	$109,796
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,248
Net Asset Value Per Share	$13.31

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | JUNE 30, 2012

Statement of Operations

Janus Aspen
Flexible
For the six-month period ended June 30, 2012 (unaudited)	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$9,088
Dividends	7
Dividends from affiliates	9
Total Investment Income	9,104
Expenses:
Advisory fees	1,227
Internal servicing expense - Institutional Shares	1
Internal servicing expense - Service Shares	–
Shareholder reports expense	24
Transfer agent fees and expenses	1
Registration fees	13
Custodian fees	8
Professional fees	20
Non-interested Trustees’ fees and expenses	9
Fund administration fees	23
Distribution fees and shareholder servicing fees - Service Shares	129
Other expenses	58
Total Expenses	1,513
Expense and Fee Offset	–
Net Expenses	1,513
Less: Excess Expense Reimbursement	(64)
Net Expenses after Expense Reimbursement	1,449
Net Investment Income	7,655
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	11,346
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,833
Net Gain on Investments	15,179
Net Increase in Net Assets Resulting from Operations	$22,834

See Notes to Financial Statements.

Janus Aspen Series | 17

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Flexible Bond
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$7,655	$17,150
Net realized gain from investment and foreign currency transactions	11,346	8,564
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,833	3,695
Net Increase in Net Assets Resulting from Operations	22,834	29,409
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(7,459)	(13,988)
Service Shares	(1,947)	(3,111)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(7,038)	(20,845)
Service Shares	(1,939)	(4,839)
Net Decrease from Dividends and Distributions	(18,383)	(42,783)
Capital Share Transactions:
Shares Sold
Institutional Shares	17,753	40,544
Service Shares	25,269	27,131
Reinvested Dividends and Distributions
Institutional Shares	14,497	34,833
Service Shares	3,886	7,950
Shares Repurchased
Institutional Shares	(40,207)	(56,514)
Service Shares	(18,286)	(26,627)
Net Increase from Capital Share Transactions	2,912	27,317
Net Increase in Net Assets	7,363	13,943
Net Assets:
Beginning of period	474,357	460,414
End of period	$481,720	$474,357

Undistributed Net Investment Income*	$419	$2,170

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

18 | JUNE 30, 2012

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Flexible Bond Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$12.27	$12.70	$12.56	$11.61	$11.46	$11.24
Income from Investment Operations:
Net investment income	0.21	0.49	0.49	0.57	0.53	0.53
Net gain on investments (both realized and unrealized)	0.39	0.32	0.51	0.94	0.14	0.24
Total from Investment Operations	0.60	0.81	1.00	1.51	0.67	0.77
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.49)	(0.50)	(0.55)	(0.52)	(0.55)
Distributions (from capital gains)*	(0.24)	(0.75)	(0.36)	(0.01)	–	–
Total Distributions	(0.50)	(1.24)	(0.86)	(0.56)	(0.52)	(0.55)
Net Asset Value, End of Period	$12.37	$12.27	$12.70	$12.56	$11.61	$11.46
Total Return**	4.90%	6.66%	8.06%	13.22%	5.93%	7.04%
Net Assets, End of Period (in thousands)	$371,924	$376,299	$368,544	$304,204	$309,504	$297,919
Average Net Assets for the Period (in thousands)	$378,363	$364,656	$351,717	$302,033	$306,207	$279,676
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.57%	0.56%	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.56%	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.56%	0.59%	0.60%	0.61%
Ratio of Net Investment Income to Average Net Assets***	3.25%	3.82%	4.04%	4.65%	4.56%	4.91%
Portfolio Turnover Rate	79%	164%	169%	271%	169%	138%(1)

Service Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Flexible Bond Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$13.17	$13.54	$13.35	$12.32	$12.13	$11.86
Income from Investment Operations:
Net investment income	0.19	0.48	0.51	0.55	0.52	0.62
Net gain on investments (both realized and unrealized)	0.43	0.36	0.51	1.01	0.16	0.17
Total from Investment Operations	0.62	0.84	1.02	1.56	0.68	0.79
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.46)	(0.47)	(0.52)	(0.49)	(0.52)
Distributions (from capital gains)*	(0.24)	(0.75)	(0.36)	(0.01)	–	–
Total Distributions	(0.48)	(1.21)	(0.83)	(0.53)	(0.49)	(0.52)
Net Asset Value, End of Period	$13.31	$13.17	$13.54	$13.35	$12.32	$12.13
Total Return**	4.77%	6.47%	7.73%	12.89%	5.71%	6.80%
Net Assets, End of Period (in thousands)	$109,796	$98,058	$91,870	$73,555	$33,244	$22,444
Average Net Assets for the Period (in thousands)	$103,323	$90,661	$83,557	$55,100	$28,537	$29,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.82%	0.81%	0.84%	0.85%	0.86%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.81%	0.84%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.81%	0.84%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	3.00%	3.57%	3.79%	4.42%	4.32%	4.66%
Portfolio Turnover Rate	79%	164%	169%	271%	169%	138%(1)

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139%.

See Notes to Financial Statements.

Janus Aspen Series | 19

Notes to Schedule of Investments (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

‡	Rate is subject to change. Rate shown reflects current rate.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Kern River Funding Corp., 4.8930%, 4/30/18	4/28/03	$432	$470	0.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2012. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2012 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$102,333,457	21.2%

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$20,410,752	$–

Bank Loan	–	831,555	–

Corporate Bonds	–	275,581,519	–

Mortgage-Backed Securities	–	91,564,738	–

U.S. Treasury Notes/Bonds	–	83,916,433	–

Money Market	–	3,651,000	–

Total Investments in Securities	$–	$475,955,997	$–

(a)	Includes fair value factors.

20 | JUNE 30, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried

22 | JUNE 30, 2012

forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period. There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value

24 | JUNE 30, 2012

amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Portfolio during the period ended June 30, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on the Portfolio’s operations is unknown.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended June 30, 2012 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Flexible Bond Portfolio	$1,689,934	4.2500% - 5.0000%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

26 | JUNE 30, 2012

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Portfolio	Expense Limit (%)

Janus Aspen Flexible Bond Portfolio	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

28 | JUNE 30, 2012

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$176,224,651	$(193,625,656)	$9,095	$3,651,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Flexible Bond Portfolio	$459,121,393	$17,329,315	$(494,711)	$16,834,604

6.	Capital Share Transactions

For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,407	3,233
Reinvested dividends and distributions	1,171	2,879
Shares repurchased	(3,179)	(4,483)
Net Increase/(Decrease) in Portfolio Shares	(601)	1,629
Shares Outstanding, Beginning of Period	30,657	29,028
Shares Outstanding, End of Period	30,056	30,657
Transactions in Portfolio Shares – Service Shares
Shares sold	1,867	2,019
Reinvested dividends and distributions	292	613
Shares repurchased	(1,355)	(1,972)
Net Increase/(Decrease) in Portfolio Shares	804	660
Shares Outstanding, Beginning of Period	7,444	6,784
Shares Outstanding, End of Period	8,248	7,444

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$218,235,728	$234,481,137	$163,660,222	$135,716,001

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

30 | JUNE 30, 2012

Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

32 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2011. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34 | JUNE 30, 2012

Notes

Janus Aspen Series | 35

Notes

36 | JUNE 30, 2012

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81114 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Forty Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
We seek to invest in superior business models that exhibit high returns on capital and strong cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the six-month period ended June 30, 2012, the Portfolio’s Institutional Shares and Service Shares returned 15.70% and 15.57%, respectively, versus a return of 10.08% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 9.49% for the period. The sectors contributing the most to outperformance included information technology, energy and telecommunication services. The materials, industrials and financials sectors detracted from relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Environment

Equities posted positive gains during the first six months, though much of the optimism that buoyed markets in the first quarter gave way to macroeconomic fears in the latter half of the second quarter. Strong corporate earnings and positive economic data lifted markets for the first few months. Then in May, confidence waned as the threat of a Greek exit from the eurozone and news of troubled Spanish banks hinted that Europe’s troubles were not over. Negative economic data in the U.S. and China added to fears of a global slowdown.

Over the six-month period, large cap indices outperformed mid caps and small caps, while growth indices generally topped value. The best performing sectors in the Russell 1000 Growth Index included health care and technology, while the utilities and energy sectors were the weakest. Commodities were mixed led by gains in soybeans, wheat and corn, while cotton and oil were among the weakest performers.

Portfolio Positioning

Our limited exposure to the energy sector contributed to performance over the last six months, as many of those stocks fell amid declining oil prices. Our previous exposure to the energy sector focused on services companies involved in horizontal drilling. We are starting to uncover competitive pressures in the pressure pumping market in North America, which could lead to a dramatic decrease in pressure pumping margins, so we exited our energy service positions highly exposed to that business until we can better understand that dynamic. Historically, we have also avoided energy and production companies because we don’t want to invest in companies in which the entire success of the stock is predicated on a correct guess on a commodity price. Going forward, we continue to look for companies within the sector that have wide competitive moats and where the value drivers of the stock are in management’s control and not solely tied to the price of energy.

Our information technology holdings were also a large driver of outperformance relative to the benchmark. We are seeing a proliferation of data usage through mobile devices at work and at home, with broad implications for content owners, Internet companies and device manufacturers. We believe this backdrop provides a multi-year growth opportunity for wide moat companies such as Apple, eBay and Crown Castle, three of our top contributors over the past six months. We also see the value of data increasing – creating opportunities for technologies that help customers store, access and analyze data.

An interesting theme we are investing around in the portfolio is the emerging wealth in emerging markets, which appears to be a multi-year growth opportunity for companies with durable competitive moats. The companies with strong brand and growth prospects in their core markets are likely best able to capture growth from emerging markets because their brands are already global and these companies have the resources to execute their strategies. Consumers in these markets have been very willing to pay a premium for premium brands that they view as guarantees of quality or outward evidence of success. We have identified and invested in luxury goods brands, athletic lifestyle brands and fashion brands that we believe are capable of delivering rapid

2 | JUNE 30, 2012

(unaudited)

earnings growth in emerging economies while continuing to deliver strong earnings in their more mature markets.

Our holdings in materials and industrials were the largest detractors from relative performance. Within the industrials sector we tend to focus on transport services, logistics and asset light companies. When the macroeconomic environment looks healthy, as it did in the first quarter, these stocks tend to underperform some of the more cyclical stocks in the sector. Over the long term, however, we like the stable revenue streams and long term growth drivers of these companies. One stock, C.H. Robinson Worldwide, weighed heavily on our performance within the sector. The company has been impacted by a shortage of trucking capacity, which has reduced profitability as truckers have demanded better pricing. We like C.H. Robinson’s business model, however, which has posted 15% annual growth for years. We think the long-term opportunity and value of the business remains intact.

Our only materials holding, Ivanhoe Mines, was a drag on performance. The stock traded down after another mining company was able to acquire a majority stake in the company, without having to pay a control premium. We continue to take a long-term view with the company, and believe the value of its Mongolian mine, which represents one of the last large deposits of high-grade copper in the world, will eventually accrue to shareholders.

Top Contributors Included a Large Technology Company and an Ecommerce Company

Apple was the top contributor to the portfolio’s performance over the last six months. The stock is our largest holding. We continue to hold Apple because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments.

eBay was another top contributor. As eBay continued to execute on its comprehensive e-commerce platform, its stock price reached a six-year high during the second quarter. We like the way the company has positioned itself, making strategic acquisitions to help it partner with merchants, instead of competing against them. eBay’s PayPal has launched offline services that allow patrons to use their PayPal accounts in physical stores. Since PayPal has more information on its users than credit card companies, they are giving merchants access to valuable marketing and sales information on their customers. Meanwhile, the acquisition of GSI Commerce allows eBay to offer fulfillment services to merchants, and eBay’s web site helps drive traffic to the web sites of other merchants.

Top Detractors Included a Mining Company and a Logistics Firm

Ivanhoe Mines was the leading detractor from performance. As mentioned, the stock was hurt after another mining company was able to acquire a majority stake in the firm. In the second quarter, the stock fell after concern over how a rights offering would affect earnings per share. We took a position with Ivanhoe because we believe its Mongolian copper mine offers a great opportunity for investors.

C.H. Robinson Worldwide also detracted from performance. The company provides freight logistics, providing companies with access to transportation providers worldwide. In the first quarter, a shortage of trucking capacity enabled truckers to demand better pricing, and this weighed on C.H. Robinson’s profits. Over the long term, we still like the company’s growth potential. The freight logistics industry is a highly fragmented market, and in our opinion C.H. Robinson has the best scale and best systems, which is allowing it to continue to take market share. We expect the company to benefit when there is more trucking capacity and margins improve.

Outlook

We are closely monitoring the situation in Europe, where politicians and policy makers have their work cut out for them. The region needs to take bolder measures to come up with a real fix to its problems, rather than stopgap solutions that simply push problems further down the road. Outside of Europe, we think it is positive that other regions are stepping up to stimulate their economies. China’s moves to cut rates and decrease its banks’ reserve requirements could help stimulate growth in Asia. Meanwhile, the U.S. is holding up relatively well and we still expect slow to modest economic growth for the year. Lower energy prices will be a tailwind for the global economy, especially in emerging markets where energy costs make up a larger percentage of cost of living expenses.

While Europe is undoubtedly the largest concern at the macroeconomic level, we are cautiously optimistic that concerns about Europe are largely priced into most stocks and that upside opportunities exist. Unlike previous economic crises, the problems in Europe are a “known unknown.” In other words, companies might not know exactly what will happen in Europe, but they are prepared

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

for weakness in the area. This is easier for companies to navigate than a crisis that takes everyone by surprise, such as the one in 2008. We believe that the companies in our portfolio are not predicating their business plans on a strong European business cycle, or expecting Europe to be the driver of growth for their global businesses. While the companies we are investing in do not rely on Europe to drive global growth, it is worth remembering that in a weak environment, value-added products and services continue to sell. We have seen this with some of the retail and technology companies we currently own that are still seeing demand for their products in Europe.

While a global economic slowdown would not bode well for businesses in general, we invest in companies that have pricing power, which should help them maintain or increase margins in many economic environments. We seek companies that have wide competitive moats which can help them fend off competition in the long-term, or which serve large unaddressed markets. We believe those factors should help these companies, even in a weaker economic climate.

Thank you for your investment in Janus Aspen Forty Portfolio.

4 | JUNE 30, 2012

(unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	3.86%
eBay, Inc.	2.84%
Medco Health Solutions, Inc.	1.46%
News Corp. – Class A	1.30%
Crown Castle International Corp.	1.01%

5 Bottom Performers – Holdings

Contribution

Ivanhoe Mines, Ltd. (U.S. Shares)	–1.17%
C.H. Robinson Worldwide, Inc.	–0.36%
Celgene Corp.	–0.34%
Ford Motor Co.	–0.16%
Facebook, Inc. – Class A	–0.15%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	4.46%	33.57%	29.57%
Energy	1.59%	0.22%	9.99%
Telecommunication Services	0.67%	3.38%	0.89%
Health Care	0.43%	18.37%	10.58%
Consumer Discretionary	0.16%	18.92%	14.53%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Materials	–1.24%	1.70%	5.27%
Industrials	–0.46%	14.37%	12.57%
Financials	–0.18%	5.73%	4.29%
Other**	–0.12%	2.73%	0.00%
Consumer Staples	–0.09%	1.00%	12.23%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Apple, Inc. Computers	11.5%
eBay, Inc. E-Commerce/Products	8.5%
Express Scripts Holding Co. Pharmacy Services	7.0%
Celgene Corp. Medical – Biomedical and Genetic	5.6%
News Corp. – Class A Multimedia	5.6%

38.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of December 31, 2011

6 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012						Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	15.70%	5.58%	3.11%	7.47%	9.75%	0.71%

Janus Aspen Forty Portfolio – Service Shares	15.57%	5.31%	2.85%	7.20%	9.43%	0.96%

Russell 1000® Growth Index	10.08%	5.76%	2.87%	6.03%	4.60%

S&P 500® Index	9.49%	5.45%	0.22%	5.33%	5.46%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	40/236	32/196	9/141	1/53

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Forty Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,157.00	$2.95

Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$2.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,155.40	$4.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02

†	Expenses are equal to the annualized expense ratio of 0.55% for Institutional Shares and 0.80% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8 | JUNE 30, 2012

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares		Value

Common Stock – 96.2%
Apparel Manufacturers – 0.9%
1,281,700	Prada SpA	$8,710,755
Applications Software – 3.9%
1,246,165	Microsoft Corp.	38,120,187
Athletic Footwear – 1.4%
154,705	NIKE, Inc. – Class B	13,580,005
Automotive – Cars and Light Trucks – 1.3%
1,369,055	Ford Motor Co.	13,129,237
Beverages – Wine and Spirits – 1.1%
97,677	Pernod-Ricard S.A.	10,447,446
Brewery – 0%
339,003	Anheuser-Busch InBev N.V. – VVPR Strip*	429
Casino Hotels – 1.7%
1,528,735	MGM Resorts International*	17,060,683
Commercial Banks – 1.7%
748,756	Standard Chartered PLC	16,320,904
Commercial Services – 1.9%
568,670	Iron Mountain, Inc.	18,743,363
Commercial Services – Finance – 1.1%
24,590	MasterCard, Inc. – Class A	10,576,405
Computers – 11.5%
194,445	Apple, Inc.*	113,555,880
Computers – Memory Devices – 3.8%
1,470,455	EMC Corp.*	37,687,762
E-Commerce/Products – 9.4%
38,755	Amazon.com, Inc.*	8,849,704
1,997,295	eBay, Inc.*	83,906,363
		92,756,067
Electronic Components – Miscellaneous – 2.1%
657,225	TE Connectivity, Ltd. (U.S. Shares)	20,972,050
Electronic Connectors – 1.4%
245,315	Amphenol Corp. – Class A	13,472,700
Enterprise Software/Services – 2.8%
926,352	Oracle Corp.	27,512,654
Industrial Automation and Robotics – 4.4%
264,100	FANUC Corp.	43,399,046
Internet Media – 0.6%
186,022	Facebook, Inc. – Class A*	5,789,005
Life and Health Insurance – 3.7%
4,549,400	AIA Group, Ltd.	15,686,592
1,795,692	Prudential PLC	20,802,257
		36,488,849
Medical – Biomedical and Genetic – 7.3%
872,328	Celgene Corp.*	55,968,564
297,127	Vertex Pharmaceuticals, Inc.*	16,615,342
		72,583,906
Medical Instruments – 2.6%
46,760	Intuitive Surgical, Inc.*	25,895,220
Metal – Diversified – 1.2%
1,269,717	Ivanhoe Mines, Ltd. (U.S. Shares)*	12,290,861
Metal Processors and Fabricators – 2.4%
144,110	Precision Castparts Corp.	23,704,654
Multimedia – 5.6%
2,468,710	News Corp. – Class A	55,027,546
Pharmacy Services – 7.0%
1,243,216	Express Scripts Holding Co.*	69,408,749
Retail – Apparel and Shoe – 4.2%
987,750	Limited Brands, Inc.	42,009,007
Retail – Jewelry – 2.1%
385,356	Cie Financiere Richemont S.A.	21,156,344
Transportation – Services – 5.4%
294,140	C.H. Robinson Worldwide, Inc.	17,216,014
453,330	United Parcel Service, Inc. – Class B	35,704,271
		52,920,285
Wireless Equipment – 3.7%
631,565	Crown Castle International Corp.*	37,047,603

Total Common Stock (cost $675,980,436)		950,367,602

Right – 0.1%
Metal – Diversified – 0.1%
1,269,717	Ivanhoe Mines, Ltd.* (cost $0)	1,170,679

Money Market – 3.1%
30,980,220	Janus Cash Liquidity Fund LLC, 0% (cost $30,980,220)	30,980,220

Total Investments (total cost $706,960,656) – 99.4%		982,518,501

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		5,773,525

Net Assets – 100%		$988,292,026

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$429	0.0%
Canada	13,461,540	1.4%
France	10,447,446	1.0%
Hong Kong	15,686,592	1.6%
Italy	8,710,755	0.9%
Japan	43,399,046	4.4%
Switzerland	42,128,394	4.3%
United Kingdom	37,123,161	3.8%
United States††	811,561,138	82.6%

Total	$982,518,501	100.0%

††	Includes Cash Equivalents (79.4% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2012 (unaudited)	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$706,961
Unaffiliated investments at value	$951,538
Affiliated investments at value	30,980
Cash	1
Cash denominated in foreign currency(1)	304
Receivables:
Investments sold	5,003
Portfolio shares sold	1,537
Dividends	391
Foreign dividend tax reclaim	40
Non-interested Trustees’ deferred compensation	16
Other assets	2
Total Assets	989,812
Liabilities:
Payables:
Portfolio shares repurchased	779
Advisory fees	382
Fund administration fees	8
Internal servicing cost	–
Distribution fees and shareholder servicing fees	93
Non-interested Trustees’ fees and expenses	21
Non-interested Trustees’ deferred compensation fees	16
Accrued expenses and other payables	221
Total Liabilities	1,520
Net Assets	$988,292
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$787,348
Undistributed net investment income*	998
Undistributed net realized loss from investment and foreign currency transactions*	(75,559)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	275,505
Total Net Assets	$988,292
Net Assets - Institutional Shares	$522,379
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,633
Net Asset Value Per Shares	$38.32
Net Assets - Service Shares	$465,913
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,353
Net Asset Value Per Share	$37.72

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $304,281.

See Notes to Financial Statements.

10 | JUNE 30, 2012

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2012 (unaudited)	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	4,312
Dividends from affiliates	19
Foreign tax withheld	(33)
Total Investment Income	4,298
Expenses:
Advisory fees	2,362
Internal servicing expense - Institutional Shares	2
Internal servicing expense - Service Shares	1
Shareholder reports expense	154
Transfer agent fees and expenses	4
Registration fees	12
Custodian fees	16
Professional fees	26
Non-interested Trustees’ fees and expenses	19
Fund administration fees	46
Distribution fees and shareholder servicing fees - Service Shares	578
Other expenses	47
Total Expenses	3,267
Expense and Fee Offset	–
Net Expenses	3,267
Net Investment Income	1,031
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(2,304)
Net realized gain from written options contracts	696
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	136,760
Change in unrealized net appreciation/(depreciation) of written option contracts	(572)
Net Gain on Investments	134,580
Net Increase in Net Assets Resulting from Operations	$135,611

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Forty
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$1,031	$4,351
Net realized gain/(loss) from investment and foreign currency transactions	(1,608)	95,344
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	136,188	(164,538)
Net Increase/(Decrease) in Net Assets Resulting from Operations	135,611	(64,843)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,545)	(1,932)
Service Shares	(1,014)	(1,182)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(2,559)	(3,114)
Capital Share Transactions:
Shares Sold
Institutional Shares	36,575	57,219
Service Shares	36,419	52,459
Reinvested Dividends and Distributions
Institutional Shares	1,545	1,932
Service Shares	1,014	1,182
Shares Repurchased
Institutional Shares	(44,938)	(131,430)
Service Shares	(52,242)	(136,505)
Net Decrease from Capital Share Transactions	(21,627)	(155,143)
Net Increase/(Decrease) in Net Assets	111,425	(223,100)
Net Assets:
Beginning of period	876,867	1,099,967
End of period	$988,292	$876,867

Undistributed Net Investment Income*	$998	$2,526

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | JUNE 30, 2012

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Forty Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$33.22	$35.74	$33.61	$22.97	$41.18	$30.16
Income from Investment Operations:
Net investment income	0.07	0.23	0.19	0.08	0.04	0.15
Net gain/(loss) on investments (both realized and unrealized)	5.14	(2.62)	2.06	10.57	(18.20)	10.99
Total from Investment Operations	5.21	(2.39)	2.25	10.65	(18.16)	11.14
Less Distributions and Other:
Dividends (from net investment income)*	(0.11)	(0.13)	(0.12)	–	(0.03)	(0.12)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	(0.01)	(0.02)	N/A
Total Distributions and Other	(0.11)	(0.13)	(0.12)	(0.01)	(0.05)	(0.12)
Net Asset Value, End of Period	$38.32	$33.22	$35.74	$33.61	$22.97	$41.18
Total Return**	15.70%	(6.69)%	6.72%	46.38%	(44.15)%	36.99%
Net Assets, End of Period (in thousands)	$522,379	$459,459	$567,322	$582,511	$399,087	$576,503
Average Net Assets for the Period (in thousands)	$515,026	$518,818	$553,994	$482,572	$560,324	$485,379
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.55%	0.70%	0.67%	0.68%	0.67%	0.69%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.55%	0.70%	0.67%	0.68%	0.67%	0.69%(1)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.70%	0.67%	0.68%	0.67%	0.69%(1)
Ratio of Net Investment Income to Average Net Assets***	0.33%	0.56%	0.52%	0.05%	0.05%(2)	0.40%
Portfolio Turnover Rate	8%	46%	36%	32%	61%	24%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Forty Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$32.72	$35.24	$33.17	$22.73	$40.80	$29.91
Income from Investment Operations:
Net investment income/(loss)	0.01	0.09	0.07	–	(0.03)	0.06
Net gain/(loss) on investments (both realized and unrealized)	5.07	(2.52)	2.08	10.44	(18.04)	10.89
Total from Investment Operations	5.08	(2.43)	2.15	10.44	(18.07)	10.95
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	(0.09)	(0.08)	–	–	(0.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	–(3)	N/A
Total Distributions and Other	(0.08)	(0.09)	(0.08)	–	–	(0.06)
Net Asset Value, End of Period	$37.72	$32.72	$35.24	$33.17	$22.73	$40.80
Total Return**	15.54%	(6.91)%	6.48%	45.95%	(44.28)%	36.63%
Net Assets, End of Period (in thousands)	$465,913	$417,408	$532,645	$639,979	$428,109	$713,499
Average Net Assets for the Period (in thousands)	$464,913	$475,743	$567,062	$520,592	$653,396	$557,041
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.95%	0.92%	0.93%	0.92%	0.94%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.80%	0.95%	0.92%	0.93%	0.92%	0.94%(1)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.95%	0.92%	0.93%	0.92%	0.94%(1)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%	0.31%	0.25%	(0.22)%	(0.18)%(2)	0.15%
Portfolio Turnover Rate	8%	46%	36%	32%	61%	24%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.67% and 0.67%, respectively, in 2007 for Institutional Shares and 0.92% and 0.92%, respectively, in 2007 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(2)	As a result of recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.11% and 0.09% for Institutional Shares and Service Shares, respectively. The adjustment had no impact on total net assets or total return of the class.
(3)	Return of capital aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock
Apparel Manufacturers	$–	$8,710,755	$–
Beverages – Wine and Spirits	–	10,447,446	–
Commercial Banks	–	16,320,904	–
Industrial Automation and Robotics	–	43,399,046	–
Life and Health Insurance	–	36,488,849	–
Retail – Jewelry	–	21,156,344	–
All Other	813,844,258	–	–

Right	1,170,679	–	–

Money Market	–	30,980,220	–

Total Investments in Securities	$815,014,937	$167,503,564	$–

(a)	Includes fair value factors.

14 | JUNE 30, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

16 | JUNE 30, 2012

repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

summarized under the Level 2 and Level 3 categories listed above. There were no Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Forty Portfolio	$123,175,466	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts

18 | JUNE 30, 2012

with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2012 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2011	5,000	$696,000
Options written	–	–
Options closed	–	–
Options expired	(5,000)	(696,000)
Options exercised	–	–

Options outstanding at June 30, 2012	–	$–

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$696,000	$–	$696,000

Total	$–	$–	$696,000	$–	$696,000

20 | JUNE 30, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(572,160)	$–	$(572,160)

Total	$–	$–	$(572,160)	$–	$(572,160)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 18 months. When the Portfolio’s performance-based fee structure has been in effect for at least 18 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began January 2012 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during

22 | JUNE 30, 2012

the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2012, the Portfolio recorded a Performance Adjustment of $(756,935).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$92,533,220	$(79,079,000)	$19,383	$30,980,220

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Forty Portfolio	$707,694,138	$313,153,647	$(38,329,284)	$274,824,363

Net capital loss carryovers as of December 31, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

24 | JUNE 30, 2012

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Forty Portfolio	$(64,279,281)	$(64,279,281)

6.	Capital Share Transactions

For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011	Janus Aspen Forty Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	955	1,627
Reinvested dividends and distributions	41	55
Shares repurchased	(1,193)	(3,726)
Net Increase/(Decrease) in Portfolio Shares	(197)	(2,044)
Shares Outstanding, Beginning of Period	13,830	15,874
Shares Outstanding, End of Period	13,633	13,830
Transactions in Portfolio Shares – Service Shares
Shares sold	978	1,519
Reinvested dividends and distributions	27	34
Shares repurchased	(1,411)	(3,909)
Net Increase/(Decrease) in Portfolio Shares	(406)	(2,356)
Shares Outstanding, Beginning of Period	12,759	15,115
Shares Outstanding, End of Period	12,353	12,759

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$72,741,891	$122,202,154	$–	$–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

26 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series | 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of

28 | JUNE 30, 2012

the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 29

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81115 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Global Technology Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
We seek to identify strong technology-related businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our investment conviction, and our commitment to delivering superior long-term results for our clients.
J. Bradley Slingerlend portfolio manager

Performance Overview

During the six months ended June 30, 2012, Janus Aspen Global Technology Portfolio’s Institutional Shares and Service Shares returned 12.28% and 11.99%, respectively. By comparison, the Portfolio’s secondary and primary benchmarks, the MSCI World Information Technology Index and the S&P 500 Index, returned 10.31% and 9.49%, respectively.

Market Environment

Technology stocks helped lead global indices higher during the period after a weak relative performance during calendar year 2011. The rebound in the first half of the period was due in part to supply chain semiconductor stocks bouncing off a cyclical low and investors taking advantage of low valuations in large cap technology companies. Improvement in the U.S. economy helped consumer discretionary stocks, which positively impacted consumer electronics like smart phones and tablet computers. Enterprise information technology (IT) spending was moderately slower due to Europe’s sovereign debt crisis, weakness in financial services broadly, and modest softening in U.S. federal government spending. However, companies focused on big data, server virtualization, storage and cloud computing did not see a slowdown.

During the second half of the period, renewed worries over slowing economic growth and the European sovereign debt crisis weighed on global indices. The sector witnessed clear evidence of a slowdown in enterprise IT spending, especially in Europe, where sluggish IT spending resembled what occurred in the U.S. during 2008 and 2009. In the U.S., cuts in government and financial services IT spending remained a drag on revenues. Semiconductor demand has also been slower to recover than in previous cycles due to the macroeconomic environment and in part due to consumer electronics converging into mobile devices. As consumers use one device for multiple needs – for example, a tablet computer may serve as a laptop, television and camera – there are simply fewer devices to drive semiconductor demand. Only smart phones and tablets are showing good demand in consumer electronics. Increased usage of smart phones and tablets, however, has led to capacity constraints for telecommunication providers, which are starting to spend more to upgrade their networks.

Portfolio Manager Comments

We often speak about the important growth of smart phones, mobile computing and apps for consumers and businesses. However, there is another interesting story for technology playing out in the automotive and industrial sectors of the economy where we see opportunity in several semiconductor and electronic connector (a device used to transmit an electric signal between two integrated circuits) stocks. Semis have traditionally been tough businesses which lead shareholders down a rocky road. Combine this with a tough macro and one finds semiconductor stocks sitting at the bottom rung of the trailing 12-month performance ladder. However, when we look at the data, we see growth over the past decade averaging around 7% while both margins and returns on invested capital are increasing. Meanwhile, valuation levels have come down around two thirds compared to a decade ago. What has changed materially is the composition of growth within the total available semiconductor market. For example, the consumer segment has not grown over the past five years while communications, industrial and automotive growth has more than offset weak consumer performance.

If you think about your own life, this might make some sense. Electronics is pushing deeper into the world all around us – from the cars we drive to the appliances in our kitchen. The holy grail of semiconductor investing is to find a company that participates in this secular, long-duration, growth while not participating in the steep price declines that tend to accompany and facilitate this growth. This is what we think we’ve done with the large weighting towards companies that sell electronic connectors within the portfolio: Amphenol and TE Connectivity.

2 | JUNE 30, 2012

(unaudited)

Connectors are in everything. Their total available market is actually bigger than the market for the types of chips made by Intel. Connectors represent a relatively small part of a device’s total bill of materials so they don’t tend to be subject to undue pricing pressure. Further, they tend to be one of the last parts in the design process – meaning there are often only one to two sources a company can buy from. Competition remains fragmented, offering additional growth for companies that can find attractive acquisition candidates. Finally, as electronics push deeper into the world around us, so do connectors and increasing units tends to translate into increasing revenues, profits and returns. Couple this with attractive valuations and this makes a pretty good recipe in our opinion.

We also see similar opportunities in semiconductors. Two of our largest holdings, Atmel and ON Semiconductor, have been disappointing holdings over the past year. However, we continue to see opportunity here. Industrial represents Atmel’s largest end market for their programmable microcontroller products. Microcontrollers act as the electronic brain inside of what’s called embedded electronics. Atmel offers one of the most respected microcontroller platforms in the industry. ON Semiconductor fits more into the “special situation’’ category. We see the opportunity for ON’s acquisition of Sanyo Semiconductor to significantly boost earnings in a more normalized global environment – especially in the auto and communications end markets.

While the consumer electronics devices in your life might be converging onto a few must have tools like smart phones and tablets, the proliferation of electronic components into automotive and industrial applications is growing rapidly.

Derivatives

We used puts and calls on individual securities during the period in an attempt to limit the Portfolio’s decline during market sell-offs. We also used swaps and forward exchange contracts. These positions were a net contributor to performance. Over time we expect to use derivatives to take advantage of underlying volatility in the technology sector with the goal of enhancing long term returns for investors. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Contributors to Performance

Individual contributors were led by eBay, which reported better-than-expected results, led by strong growth of its electronic payment platform, PayPal, and raised guidance. We trimmed our position, but the e-commerce company was still our second-largest holding as of period end. We continue to believe investors are not fully valuing its core marketplace business, which is also growing.

Apple, our largest holding, was also a key contributor. The computer and mobile device maker benefited from a strong earnings report, driven by significant iPhone and iPad sales. Apple also initiated its first dividend and share repurchase program during the period. The company has been the beneficiary of incremental sales opportunities over the past few years from new geographies (China), phone service carriers and products (iPad). We think it continues to have strong opportunities as its ecosystem continues to grow; its products reach new countries; and lower price points draw new customers. Apple continues to execute its business plan extremely well, and its stock remains reasonably valued, in our view.

Microsoft also reported better-than-expected earnings. We think Microsoft will benefit from its Windows 8 launch, a strong shift to multi-year agreements and services (now the majority of the enterprise revenues) and significant traction in key lock-in products like System Center. Windows 8 has the potential to be a strong competitor on desktops, laptops, tablets, and smart phones, and Microsoft’s XBOX platform is gaining share and expanding product offerings in the living room.

Detractors from Performance

Social game maker Zynga was negatively impacted by the disappointing Facebook initial public offering (IPO), which contributed to a negative environment for social media stocks in general. Insider selling following a lock-up period on Zynga’s IPO in December also weighed on the shares. We think the largest social gaming company will continue to grow its network of users through its superior data/analytics, scale and cloud-based platform. We believe gaming is a key cornerstone of Internet activity and media consumption, a market that Zynga is growing. It also has significant opportunities to grow in mobile gaming through the proliferation of smart phones and tablets. We also feel the company’s broad demographic customer base should appeal to consumer product companies as an advertising venue.

Semiconductor maker Atmel traded lower due to macro concerns and a shallower than expected recovery for the industry. Atmel’s key products enable touch functionality in tablets and other mobile devices. Its touch business has become more competitive, but we continue to see significant opportunities ahead for the company with the Windows 8 platform for tablets expected later this year.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

We also still appreciate the company’s core microcontroller business.

Finally, Bwin.Party Digital Entertainment weighed on performance. We like the online gaming operator for its highly scalable, high return on capital investment business model. The company has no debt, generates considerable cash and has open-ended opportunities to grow, in our view.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

4 | JUNE 30, 2012

(unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

eBay, Inc.	1.78%
Apple, Inc.	1.33%
Microsoft Corp.	1.01%
athenahealth, Inc.	0.95%
Teradata Corp.	0.89%

5 Bottom Performers – Holdings

Contribution

Zynga, Inc. – Class A	–0.91%
Atmel Corp.	–0.66%
Bwin.Party Digital Entertainment PLC	–0.48%
Ceva, Inc.	–0.22%
STR Holdings, Inc.	–0.21%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Energy	1.51%	0.00%	11.45%
Information Technology	0.78%	74.76%	19.97%
Health Care	0.47%	3.87%	11.58%
Telecommunication Services	0.37%	2.86%	2.90%
Industrials	0.19%	6.05%	10.64%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	–0.68%	0.48%	14.40%
Other**	–0.28%	2.43%	0.00%
Consumer Staples	0.08%	0.00%	11.02%
Consumer Discretionary	0.10%	9.55%	10.99%
Materials	0.12%	0.00%	3.50%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Apple, Inc. Computers	7.2%
eBay, Inc. E-Commerce/Products	5.6%
Microsoft Corp. Applications Software	4.5%
Oracle Corp. Enterprise Software/Services	4.1%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	3.2%

24.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of December 31, 2011

6 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012						Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	12.28%	–0.18%	4.05%	7.57%	–3.93%	0.81%	0.81%

Janus Aspen Global Technology Portfolio – Service Shares	11.99%	–0.34%	3.77%	7.31%	–4.17%	1.05%	1.05%

S&P 500® Index	9.49%	5.45%	0.22%	5.33%	1.34%

Morgan Stanley Capital International World Information Technology Index	10.31%	6.61%	1.32%	5.98%	–4.67%**

Lipper Quartile – Institutional Shares	–	2nd	2nd	2nd	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Science & Technology Funds	–	13/43	13/41	11/33	5/10

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility).

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,124.80	$4.07

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,119.90	$5.38

Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.12

†	Expenses are equal to the annualized expense ratio of 0.77% for Institutional Shares and 1.02% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | JUNE 30, 2012

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares		Value

Common Stock – 100.0%
Applications Software – 8.0%
28,050	Intuit, Inc.	$1,664,767
171,991	Microsoft Corp.**	5,261,205
18,175	Parametric Technology Corp.*	380,948
62,200	RealPage, Inc.*	1,440,552
4,660	Salesforce.com, Inc.*	644,292
		9,391,764
Cable/Satellite Television – 1.2%
16,555	Time Warner Cable, Inc.	1,359,166
Commercial Services – 1.8%
43,124	Iron Mountain, Inc.**	1,421,367
77,856	Live Nation Entertainment, Inc.*	714,718
		2,136,085
Commercial Services – Finance – 2.1%
5,720	MasterCard, Inc. – Class A	2,460,229
Computer Aided Design – 3.8%
39,591	ANSYS, Inc.*	2,498,588
54,320	Autodesk, Inc.*	1,900,657
		4,399,245
Computer Services – 0.8%
15,280	Cognizant Technology Solutions Corp. – Class A*	916,800
Computer Software – 2.5%
38,765	Blackbaud, Inc.	995,097
62,086	Cornerstone OnDemand, Inc.*	1,478,268
16,685	SS&C Technologies Holdings, Inc.*	417,125
		2,890,490
Computers – 7.2%
14,330	Apple, Inc.*	8,368,720
Computers – Integrated Systems – 2.3%
34,670	Jack Henry & Associates, Inc.	1,196,808
20,346	Teradata Corp.*	1,465,116
		2,661,924
Computers – Memory Devices – 2.2%
81,551	NetApp, Inc.*	2,594,953
Consulting Services – 3.5%
41,906	Gartner, Inc.*	1,804,053
24,930	Verisk Analytics, Inc. – Class A*	1,228,052
26,460	Zillow, Inc.*	1,022,150
		4,054,255
Decision Support Software – 0.5%
17,590	MSCI, Inc.*	598,412
E-Commerce/Products – 9.2%
13,822	Amazon.com, Inc.*	3,156,254
154,843	eBay, Inc.*,**	6,504,954
9,205	MercadoLibre, Inc.	697,739
6,040	Netflix, Inc.*	413,559
		10,772,506
E-Commerce/Services – 1.2%
24,099	Ctrip.com International, Ltd. (ADR)*	403,899
21,150	OpenTable, Inc.*	951,962
		1,355,861
Electronic Components – Miscellaneous – 3.2%
117,277	TE Connectivity, Ltd. (U.S. Shares)	3,742,309
Electronic Components – Semiconductors – 4.9%
86,987	ARM Holdings PLC**	692,602
42,145	Ceva, Inc.*	742,173
321,917	ON Semiconductor Corp.*	2,285,611
672	Samsung Electronics Co., Ltd.	712,563
38,110	Xilinx, Inc.	1,279,353
		5,712,302
Electronic Connectors – 3.1%
65,000	Amphenol Corp. – Class A	3,569,800
Electronic Measuring Instruments – 0.5%
13,775	Agilent Technologies, Inc.	540,531
Electronic Parts Distributors – 0.1%
75,000	WT Microelectronics Co., Ltd.	101,589
Electronics – Military – 1.0%
47,011	Ultra Electronics Holdings PLC**	1,170,134
Enterprise Software/Services – 5.6%
38,204	Aveva Group PLC**	976,735
19,890	Informatica Corp.*	842,541
159,439	Oracle Corp.	4,735,338
		6,554,614
Entertainment Software – 1.1%
64,200	Nexon Co., Ltd.**	1,256,204
Finance – Credit Card – 0.8%
15,410	American Express Co.	897,016
Industrial Automation and Robotics – 2.1%
14,649	FANUC Corp.**	2,407,242
Internet Applications Software – 0.7%
29,300	Tencent Holdings, Ltd.	865,272
Internet Content – Entertainment – 2.4%
40,393	Youku.com, Inc. (ADR)*	875,720
346,294	Zynga, Inc. – Class A*	1,883,840
		2,759,560
Internet Content – Information/News – 1.9%
25,020	Bankrate, Inc.*	460,118
10,095	LinkedIn Corp. – Class A*	1,072,796
31,202	Yelp, Inc.*	709,221
		2,242,135
Internet Gambling – 1.0%
648,751	Bwin.Party Digital Entertainment PLC**	1,119,430
Internet Media – 0.5%
18,842	Facebook, Inc. – Class A*	586,363
Media – 0.3%
25,540	Workday, Inc. – Private Placement°°,§	338,660
Medical – Biomedical and Genetic – 0.9%
16,560	Celgene Corp.*	1,062,490
Medical Information Systems – 1.6%
23,105	athenahealth, Inc.*	1,829,223
Multimedia – 2.1%
63,020	News Corp. – Class A	1,404,716
20,925	Walt Disney Co.	1,014,862
		2,419,578
Networking Products – 1.4%
97,185	Cisco Systems, Inc.	1,668,666

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares		Value

Printing – Commercial – 1.0%
35,358	VistaPrint N.V. (U.S. Shares)*	$1,142,063
Semiconductor Components/Integrated Circuits – 4.7%
493,110	Atmel Corp.*	3,303,837
802,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,196,284
		5,500,121
Semiconductor Equipment – 1.9%
44,759	ASML Holding N.V.	2,280,429
Software Tools – 0.9%
11,730	VMware, Inc. – Class A*	1,067,899
Telecommunication Equipment – Fiber Optics – 0.5%
46,250	Corning, Inc.	598,013
Telecommunication Services – 2.3%
91,556	Amdocs, Ltd. (U.S. Shares)**	2,721,044
Television – 0.8%
30,417	CBS Corp. – Class B	997,069
Toys – 1.0%
9,632	Nintendo Co., Ltd.**	1,124,112
Transactional Software – 1.1%
32,360	Solera Holdings, Inc.	1,352,324
Wireless Equipment – 4.3%
31,284	Crown Castle International Corp.*	1,835,120
23,305	SBA Communications Corp. – Class A*	1,329,550
207,296	Telefonaktiebolaget L.M. Ericsson – Class B	1,892,312
		5,056,982

Total Common Stock (cost $101,801,575)		116,643,584

Money Market – 0.2%
238,000	Janus Cash Liquidity Fund LLC, 0% (cost $238,000)	238,000

Total Investments (total cost $102,039,575) – 100.2%		116,881,584

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(275,058)

Net Assets – 100%		$116,606,526

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Cayman Islands	$2,144,891	1.9%
Gibraltar	1,119,430	1.0%
Guernsey	2,721,044	2.3%
Japan	4,787,558	4.1%
Netherlands	3,422,492	2.9%
South Korea	712,563	0.6%
Sweden	1,892,312	1.6%
Switzerland	3,742,309	3.2%
Taiwan	2,297,873	2.0%
United Kingdom	2,839,471	2.4%
United States††	91,201,641	78.0%

Total	$116,881,584	100.0%

††	Includes Cash Equivalents (77.8% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 7/19/12	298,000	$466,617	$54
Japanese Yen 7/19/12	54,200,000	678,361	8,306

		1,144,978	8,360

HSBC Securities (USA), Inc.:
British Pound 7/12/12	110,000	172,245	71
Japanese Yen 7/12/12	78,600,000	983,633	5,768

		1,155,878	5,839

JPMorgan Chase & Co.:
British Pound 8/2/12	240,000	375,783	(2,444)
Japanese Yen 8/2/12	62,300,000	779,918	2,667

		1,155,701	223

RBC Capital Markets Corp.: Japanese Yen 7/26/12	79,000,000	988,872	5,139

Total		$4,445,429	$19,561

Schedule of Written Option – Call	Value

Corning, Inc. expires January 2013 450 contracts exercise price $15.00 (premiums received $56,700)	$(18,448)

Schedule of Written Options – Puts
Atmel Corp. expires August 2012 725 contracts exercise price $8.00	(99,951)
Corning, Inc. expires January 2013 450 contracts exercise price $12.50	(49,231)
Microsoft Corp. expires January 2013 705 contracts exercise price $25.00	(54,127)
Oracle Corp. expires September 2012 420 contracts exercise price $28.00	(36,611)

Total Written Options – Puts (premiums received $268,501)	$(239,920)

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Statement of Assets and Liabilities

Janus Aspen
Global
As of June 30, 2012 (unaudited)	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$102,040
Unaffiliated investments at value	$116,644
Affiliated investments at value	238
Cash denominated in foreign currency(1)	32
Restricted cash (Note 1)	121
Receivables:
Investments sold	108
Portfolio shares sold	24
Dividends	33
Non-interested Trustees’ deferred compensation	2
Other assets	1
Forward currency contracts	22
Total Assets	117,225
Liabilities:
Payables:
Options written, at value(2)	258
Due to custodian	8
Investments purchased	17
Portfolio shares repurchased	171
Advisory fees	60
Fund administration fees	1
Internal servicing cost	–
Distribution fees and shareholder servicing fees	22
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	74
Forward currency contracts	2
Total Liabilities	618
Net Assets	$116,607
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$109,164
Undistributed net investment loss*	(187)
Undistributed net realized loss from investment and foreign currency transactions*	(7,300)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,930
Total Net Assets	$116,607
Net Assets - Institutional Shares	$4,804
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	846
Net Asset Value Per Shares	$5.68
Net Assets - Service Shares	$111,803
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	19,293
Net Asset Value Per Share	$5.79

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $32,470
(2)	Includes premiums of $325,201 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Global
For the six-month period ended June 30, 2012 (unaudited)	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest proceeds from short sales	$1
Dividends	450
Dividends from affiliates	1
Foreign tax withheld	(15)
Total Investment Income	437
Expenses:
Advisory fees	373
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	15
Transfer agent fees and expenses	1
Registration fees	1
Custodian fees	13
Professional fees	19
Non-interested Trustees’ fees and expenses	2
Short sales dividend expense	4
Short sales interest expense	–
Stock loan fees	4
Fund administration fees	6
Distribution fees and shareholder servicing fees - Service Shares	113
Distribution fees and shareholder servicing fees - Service II Shares	26
Other expenses	10
Total Expenses	587
Expense and Fee Offset	–
Net Expenses	587
Net Investment Loss	(150)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	1,379
Net realized gain from short sales	108
Net realized loss from swap contracts	(7)
Net realized gain from written options contracts	144
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,430
Change in unrealized net appreciation/(depreciation) of short sales	(593)
Change in unrealized net appreciation/(depreciation) of swap contracts	(28)
Change in unrealized net appreciation/(depreciation) of written option contracts	(76)
Net Gain on Investments	12,357
Net Increase in Net Assets Resulting from Operations	$12,207

See Notes to Financial Statements.

12 | JUNE 30, 2012

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Global Technology
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment loss	$(150)	$(457)
Net realized gain from investment and foreign currency transactions	1,624	19,067
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,733	(28,449)
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,207	(9,839)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	1,542	2,660
Service Shares(1)	42,687	8,690
Service II Shares	9,048	20,257
Redemption Fees
Service II Shares	2	34
Shares Repurchased
Institutional Shares	(1,557)	(2,753)
Service Shares(2)	(10,854)	(41,810)
Service II Shares(1)	(39,836)	(22,238)
Net Increase/(Decrease) from Capital Share Transactions	1,032	(35,160)
Net Increase/(Decrease) in Net Assets	13,239	(44,999)
Net Assets:
Beginning of period	103,368	148,367
End of period	$116,607	$103,368

Undistributed Net Investment Loss*	$(187)	$(37)

*	See Note 5 in Notes to Financial Statements.
(1)	Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares due to the elimination of the redemption fee. This was accomplished by a tax-free exchange of shares in the amount of 5,906,975 Service II Shares (valued at $37,017,239) for 6,038,701 Service Shares.
(2)	During the fiscal year ended December 31, 2011, Janus Aspen Global Technology Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $12,434,999 and $865,446, respectively, at the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Global Technology Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$5.05	$5.53	$4.43	$2.82	$5.02	$4.13
Income from Investment Operations:
Net investment income/(loss)	–	0.03	(0.04)	(0.04)	0.09	–
Net gain/(loss) on investments (both realized and unrealized)	0.63	(0.51)	1.14	1.65	(2.28)	0.91
Total from Investment Operations	0.63	(0.48)	1.10	1.61	(2.19)	0.91
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(0.01)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	(0.01)	(0.02)
Net Asset Value, End of Period	$5.68	$5.05	$5.53	$4.43	$2.82	$5.02
Total Return**	12.48%	(8.68)%	24.83%	57.09%	(43.70)%	22.07%
Net Assets, End of Period (in thousands)	$4,804	$4,275	$4,803	$2,835	$1,395	$4,093
Average Net Assets for the Period (in thousands)	$4,991	$4,972	$3,825	$2,218	$3,000	$3,293
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.80%	0.87%	0.95%	0.85%	0.82%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.77%(1)	0.80%(1)	0.87%(1)	0.95%(1)	0.85%(1)	0.82%(1)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%(1)	0.80%(1)	0.87%(1)	0.95%(1)	0.85%(1)	0.82%(1)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	(0.10)%	(0.23)%	(0.31)%	0.04%(2)	0.70%
Portfolio Turnover Rate	31%	83%	79%	101%	92%	67%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Global Technology Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$5.17	$5.66	$4.55	$2.90	$5.18	$4.27
Income from Investment Operations:
Net investment income/(loss)	–	–	(0.01)	–	–	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.62	(0.49)	1.12	1.65	(2.28)	0.91
Total from Investment Operations	0.62	(0.49)	1.11	1.65	(2.28)	0.93
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	(0.02)
Net Asset Value, End of Period	$5.79	$5.17	$5.66	$4.55	$2.90	$5.18
Total Return**	11.99%	(8.66)%	24.40%	56.90%	(43.97)%	21.70%
Net Assets, End of Period (in thousands)	$111,803	$73,246	$112,809	$99,472	$62,274	$137,367
Average Net Assets for the Period (in thousands)	$91,147	$94,128	$101,085	$78,097	$101,523	$133,221
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.04%	1.13%	1.22%	1.11%	1.07%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.02%(1)	1.04%(1)	1.13%(1)	1.22%(1)	1.11%(1)	1.07%(1)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%(1)	1.04%(1)	1.13%(1)	1.22%(1)	1.11%(1)	1.07%(1)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%	(0.36)%	(0.50)%	(0.56)%	(0.23)%(2)	0.39%
Portfolio Turnover Rate	31%	83%	79%	101%	92%	67%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.75% and 0.75%, respectively, in 2012, 0.77% and 0.77%, respectively, in 2011, 0.76% and 0.76%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009, 0.85% and 0.85%, respectively, in 2008, and 0.82% and 0.82%, respectively, in 2007 for Institutional Shares and 1.00% and 1.00%, respectively, in 2012, 1.01% and 1.01%, respectively, in 2011, 1.02% and 1.02%, respectively, in 2010, 1.18% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(2)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Institutional Shares and 0.02% for Service Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

14 | JUNE 30, 2012

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Science & Technology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of June 30, 2012)

		Value as a
	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Workday, Inc. – Private Placement	$338,660	0.3%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Workday, Inc. – Private Placement	10/13/11	$338,660	$338,660	0.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2012. The issuer incurs all registration costs.

Janus Aspen Series | 15

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
E-Commerce/Services	$951,962	$403,899	$–
Electronic Components – Semiconductors	4,307,137	1,405,165	–
Electronic Parts Distributors	–	101,589	–
Electronics – Military	–	1,170,134	–
Enterprise Software/Services	5,577,879	976,735	–
Entertainment Software	–	1,256,204	–
Industrial Automation and Robotics	–	2,407,242	–
Internet Applications Software	–	865,272	–
Internet Content – Entertainment	1,883,840	875,720	–
Internet Gambling	–	1,119,430	–
Media	–	–	338,660
Semiconductor Components/Integrated Circuits	3,303,837	2,196,284	–
Semiconductor Equipment	–	2,280,429	–
Toys	–	1,124,112	–
Wireless Equipment	3,164,670	1,892,312	–
All Other	79,041,072	–	–

Money Market	–	238,000	–

Total Investments in Securities	$98,230,397	$18,312,527	$338,660

Other Financial Instruments(a):	$–	$(238,807)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the period ended June 30, 2012)

			Change in			Transfers
	Balance as of		Unrealized			In and/or
	December	Realized	Appreciation/			Out of	Balance as of
	31, 2011	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	June 30, 2012

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
Media	$338,660	$–	$–	$–	$–	$–	$338,660

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$18,783,874

16 | JUNE 30, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Effective April 27, 2012, Service II Shares were converted to Service Shares of the Portfolio. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1.00% was imposed on interests in separate accounts or plans held 60 days or less. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for

18 | JUNE 30, 2012

“inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of June 30, 2012, Janus Aspen Global Technology Portfolio had restricted cash in the amount of $121,240. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at June 30, 2012. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no material Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Global Technology Portfolio	$15,495,635	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and

20 | JUNE 30, 2012

structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

22 | JUNE 30, 2012

Written option activity for the period ended June 30, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2011	3,955	$134,620
Options written	870	90,300
Options closed	(1,870)	(84,845)
Options expired	(2,330)	(60,775)
Options exercised	(175)	(22,600)

Options outstanding at June 30, 2012	450	$56,700

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2011	705	$30,315
Options written	2,300	268,501
Options closed	(705)	(30,315)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2012	2,300	$268,501

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts			Options written, at value	$258,368
Foreign Exchange Contracts	Forward currency contracts	$22,005	Forward currency contracts	2,444

Total		$22,005		$260,812

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$(6,532)	$144,220	$–	$137,688

Foreign Exchange Contracts	–	–	–	2,248	2,248

Total	$–	$(6,532)	$144,220	$2,248	$139,936

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$(27,857)	$(75,596)	$–	$(103,453)

Foreign Exchange Contracts	–	–	–	27,143	27,143

Total	$–	$(27,857)	$(75,596)	$27,143	$(76,310)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy,

24 | JUNE 30, 2012

Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Portfolio	Expense Limit (%)

Janus Aspen Global Technology Portfolio	0.95

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Effective April 27, 2012, Service II Shares were converted to Service Shares of the Portfolio. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or

26 | JUNE 30, 2012

funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

During the period, a 1.00% redemption fee was imposed on Service II Shares of the Portfolio held for 60 days or less. This fee was paid to the Portfolio rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio. Total redemption fees for the period ended June 30, 2012 were $2,043 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$22,129,639	$(22,108,639)	$830	$238,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Global Technology Portfolio	$102,212,388	$20,764,049	$(6,094,853)	$14,669,196

Net capital loss carryovers as of December 31, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Global Technology Portfolio	$(8,024,913)	$(8,024,913)

6.	Capital Share Transactions

	Janus Aspen Global
For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011	Technology Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	269	473
Reinvested dividends and distributions	(269)	–
Shares repurchased	–	(496)
Net Increase/(Decrease) in Portfolio Shares	–	(23)
Shares Outstanding, Beginning of Period	846	869
Shares Outstanding, End of Period	846	846
Transactions in Portfolio Shares – Service Shares
Shares sold	970	1,523
Shares sold – Service II Shares Conversion(1)	6,039	N/A
Reinvested dividends and distributions	–	–
Shares repurchased	(1,892)	(7,261)
Net Increase/(Decrease) in Portfolio Shares	5,117	(5,738)
Shares Outstanding, Beginning of Period	14,176	19,914
Shares Outstanding, End of Period	19,293	14,176

28 | JUNE 30, 2012

	Janus Aspen Global
For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011	Technology Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Service II Shares
Shares sold	1,497	3,403
Reinvested dividends and distributions	–	–
Shares repurchased	(482)	(3,826)
Shares repurchased – Service II Shares Conversion(1)	(5,907)
Net Increase/(Decrease) in Portfolio Shares	(4,892)	(423)
Shares Outstanding, Beginning of Period	4,892	5,315
Shares Outstanding, End of Period	–	4,892
(1) Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares due to the elimination of the redemption fee.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$36,654,696	$35,314,816	$–	$–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

30 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2011. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

32 | JUNE 30, 2012

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81119 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Janus Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
We believe the market often under-values growth companies due to misunderstandings around the value of long-duration growth that can be compounded over many years or misunderstandings around a company undergoing material positive change in its business. We believe buying attractively valued companies with strong competitive positions and predictable cash flows should allow us to outperform the benchmark and peers over time with lower volatility. We perform in-depth research and focus on a company’s long-term strategy, with a view formed independent of conversations with management, to identify predictable growth companies in attractive industries with reasonable valuations.
Jonathan Coleman lead co-portfolio manager	Barney Wilson co-portfolio manager

Performance Review

For the six-month period ended June 30, 2012, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 9.81% and 9.65%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 10.08% and its secondary benchmark, the S&P 500 Index, returned 9.49%. Meanwhile, another benchmark we use to measure performance, the Core Growth Index, returned 9.79% during the last six months. The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000 Growth Index and the S&P 500 Index.

Derivatives

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the Portfolio. We sometimes sell calls on portions of existing long holdings. We do this at stock prices at which we’d be willing to trim the securities. The option trades are initiated to generate income based on fundamental research and our view of volatility. We also sell puts on stocks that we would like to own at prices lower than today’s levels. During the period, our aggregate derivative positions contributed slightly to relative results. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio).

Economic Overview

Equity markets moved upward in the first half of 2012, buoyed by strong performance in the first quarter. In the early months, strong corporate earnings and positive economic data led a significant rally. In May, confidence waned as a potential Greek exit from the euro zone, the need for Spanish bank recapitalization and weak economic data out of the U.S. and China sparked fear of another global slowdown. In June, markets were volatile but rose sharply on the last day when European leaders announced more detail on plans to use bailout funds to directly boost capital into struggling banks.

Large-cap indices outperformed mid-caps and small-caps, while growth indices generally topped value. The best performing sectors in the Russell 1000 Growth Index included health care and technology, while the utilities and energy sectors were the weakest. Commodities were mixed led by gains in soybeans, wheat and corn, while cotton and oil were among the weakest performers.

Our selections within energy, financials and industrials detracted from relative performance. On the upside, our selections within information technology, consumer staples and telecommunication services contributed to relative results.

Detractors from Relative Performance

J.C. Penney was the largest detractor from performance. As the retailer’s new management team implements new ways of doing business sales have been slower than we anticipated. We are currently reviewing the management team and some of the changes at the company.

OGX Petroleo declined amid falling oil prices. The Brazilian-based oil exploration and production company also traded down as investors feared how emerging markets would be affected by a global economic slowdown. Over the long term, we still believe the company owns great oil reserves that offer tremendous upside.

Helmerich & Payne was another detractor that was affected by a general selloff in energy stocks. The

2 | JUNE 30, 2012

(unaudited)

contract oil and gas drilling company has a strong market presence in high-specification land rigs that are well suited to drilling horizontal shale wells for oil and gas. We think demand for such rigs will continue to increase as the industry finds new horizontal drilling opportunities.

Contributors to Relative Performance

Apple was our top contributor to relative results. The company has developed a strong ecosystem with multiple devices that lure consumers and businesses into the Apple family. Once Apple’s customers start using a product, they are usually hooked and tend to increase spending on more products and become more loyal and profitable to the company. We have seen this play out globally as Apple introduces products in new markets.

Shares of eBay also performed well. The company’s strategy is evolving to be an end-to-end technology platform to multi-channel retailers. Its PayPal business has continued to expand, with more than 50% of revenues now coming from external eBay sources. The company’s marketplace business has improved, in our view, and it has made a string of acquisitions that we believe will enable it to offer a multi-channel retail strategy for matching buyers and sellers. We think this represents an attractive long-term opportunity for eBay.

Vertex was another top contributor. The company released promising data during the second quarter that shows one of its leading drugs has the potential to treat a much larger subset of cystic fibrosis patients. Vertex’s cystic fibrosis drug is the only drug that treats the underlying disease itself, instead of just its symptoms, and has the potential to materially change patients’ outcomes. We were encouraged to see that the drug may now treat a much larger group of cystic fibrosis patients.

Outlook

The risk on, risk off environment we experienced over the last two quarters has been frustrating for investors. However, this choppy environment is likely to continue until Europe fundamentally deals with its challenges, instead of taking stop-gap measures that push problems further down the road.

Even if the macroeconomic environment continues to weigh heavily on equity markets, it will not affect how we construct our portfolio. In times of macroeconomic concern, we do not try and tilt the portfolio to more defensive stocks and sectors that may benefit in the short term. Instead we continue to focus on constructing our portfolio with companies we believe have wide competitive barriers to entry, steady recurring revenue streams, strong management teams, and multi-year growth potential. We also focus on supplementing this core group of stocks with a moderate number of companies that we think will benefit from a notable positive change such as a new strategy, a significant product introduction that expands the company’s addressable market, or a new management team that is driving better execution. We believe such investment themes will lead to outperformance in the long term. Positioning the portfolio based on a particular macroeconomic backdrop would cause us to overlook companies that possess these important drivers of long-term growth.

As markets trade based on economic fears, we are finding some attractively valued companies that align well with our core investment themes. For example, we have added a new pharmaceutical company that has a drug that is being used to treat a growing share of patients. We also added a luxury brand to the portfolio that has long-term growth potential as it expands into new markets in China. Going forward, we continue to look for companies that align well with our investment themes, and that we think will outperform when macroeconomic fears subside.

Thank you for your investment in Janus Aspen Janus Portfolio.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	3.16%
eBay, Inc.	1.19%
Vertex Pharmaceuticals, Inc.	0.60%
Oracle Corp.	0.57%
Anheuser-Busch InBev N.V.	0.53%

5 Bottom Performers – Holdings

Contribution

J.C. Penney Co., Inc.	–0.68%
OGX Petroleo e Gas Participacoes S.A.	–0.40%
Helmerich & Payne, Inc.	–0.35%
Zynga, Inc. – Class A	–0.26%
C.H. Robinson Worldwide, Inc.	–0.22%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.87%	29.08%	29.57%
Consumer Staples	0.36%	9.78%	12.23%
Telecommunication Services	0.20%	1.18%	0.89%
Materials	0.10%	3.22%	5.27%
Consumer Discretionary	–0.21%	16.40%	14.53%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	–0.79%	10.79%	9.99%
Other**	–0.48%	2.36%	0.00%
Financials	–0.34%	3.34%	4.29%
Industrials	–0.31%	11.46%	12.57%
Health Care	–0.31%	12.43%	10.58%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Apple, Inc. Computers	9.2%
eBay, Inc. E-Commerce/Products	3.2%
Costco Wholesale Corp. Retail – Discount	2.9%
Oracle Corp. Enterprise Software/Services	2.7%
Limited Brands, Inc. Retail – Apparel and Shoe	2.7%

20.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of December 31, 2011

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012						Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	9.81%	–0.28%	0.55%	4.60%	6.64%	0.63%

Janus Aspen Janus Portfolio – Service Shares	9.65%	–0.54%	0.30%	4.34%	6.35%	0.88%

Russell 1000® Growth Index	10.08%	5.76%	2.87%	6.03%	7.40%

S&P 500® Index	9.49%	5.45%	0.22%	5.33%	7.98%

Core Growth Index	9.79%	5.61%	1.55%	5.70%	7.73%

Lipper Quartile – Institutional Shares	–	3rd	3rd	3rd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	174/236	142/196	99/141	16/24

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

6 | JUNE 30, 2012

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,098.10	$2.82

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,096.50	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.97

†	Expenses are equal to the annualized expense ratio of 0.54% for Institutional Shares and 0.79% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Contract Amounts		Value

Common Stock – 95.2%
Apparel Manufacturers – 1.2%
21,300	Coach, Inc.	$1,245,624
813,700	Prada SpA**	5,530,110
		6,775,734
Applications Software – 1.3%
53,700	Intuit, Inc.	3,187,095
118,605	Microsoft Corp.	3,628,127
		6,815,222
Athletic Footwear – 1.2%
76,394	NIKE, Inc. – Class B	6,705,865
Beverages – Wine and Spirits – 1.5%
75,916	Pernod-Ricard S.A.**	8,119,909
Brewery – 3.2%
134,536	Anheuser-Busch InBev N.V.**	10,457,503
167,494	SABMiller PLC**	6,726,714
		17,184,217
Cable/Satellite Television – 1.7%
110,915	Time Warner Cable, Inc.	9,106,122
Commercial Banks – 1.0%
176,800	Banco do Brasil S.A.	1,719,402
181,386	Standard Chartered PLC**	3,953,736
		5,673,138
Commercial Services – Finance – 0.7%
8,175	MasterCard, Inc. – Class A	3,516,149
Computer Aided Design – 1.4%
28,000	ANSYS, Inc.*	1,767,080
165,835	Autodesk, Inc.*	5,802,567
		7,569,647
Computers – 9.2%
85,120	Apple, Inc.*,**	49,710,080
Computers – Integrated Systems – 0.4%
31,295	Teradata Corp.*	2,253,553
Computers – Memory Devices – 1.2%
260,115	EMC Corp.*	6,666,747
Consulting Services – 0.6%
65,385	Verisk Analytics, Inc. – Class A*	3,220,865
Containers – Metal and Glass – 1.9%
253,955	Ball Corp.	10,424,853
Cosmetics and Toiletries – 1.2%
63,890	Colgate-Palmolive Co.	6,650,949
Distribution/Wholesale – 0.9%
48,063	Fastenal Co.	1,937,419
14,820	W.W. Grainger, Inc.	2,834,177
		4,771,596
Diversified Operations – 2.3%
163,010	Danaher Corp.	8,489,561
75,910	Tyco International, Ltd. (U.S. Shares)	4,011,843
		12,501,404
E-Commerce/Products – 4.6%
32,620	Amazon.com, Inc.*	7,448,777
414,160	eBay, Inc.*	17,398,862
		24,847,639
Electronic Components – Miscellaneous – 1.6%
271,422	TE Connectivity, Ltd. (U.S. Shares)	8,661,076
Electronic Components – Semiconductors – 1.0%
765,519	ON Semiconductor Corp.*	5,435,185
Electronic Connectors – 1.2%
114,290	Amphenol Corp. – Class A	6,276,807
Enterprise Software/Services – 2.7%
499,959	Oracle Corp.	14,848,782
Food – Retail – 0.1%
7,240	Whole Foods Market, Inc.	690,117
Industrial Automation and Robotics – 1.4%
45,300	FANUC Corp.**	7,444,062
Industrial Gases – 1.6%
82,200	Praxair, Inc.	8,937,606
Instruments – Controls – 1.3%
259,974	Sensata Technologies Holding N.V.*,**	6,962,104
Internet Content – Entertainment – 0.3%
300,637	Zynga, Inc. – Class A*	1,635,465
Internet Content – Information/News – 0.2%
11,345	LinkedIn Corp. – Class A*	1,205,633
Internet Media – 0.4%
76,519	Facebook, Inc. – Class A*	2,381,271
Investment Management and Advisory Services – 1.0%
88,670	T. Rowe Price Group, Inc.	5,582,663
Life and Health Insurance – 1.1%
516,159	Prudential PLC**	5,979,462
Medical – Biomedical and Genetic – 4.5%
182,541	Celgene Corp.*	11,711,831
97,710	Gilead Sciences, Inc.*	5,010,569
141,609	Vertex Pharmaceuticals, Inc.*	7,918,775
		24,641,175
Medical – Drugs – 1.5%
30,855	Shire PLC (ADR)**	2,665,564
116,976	Valeant Pharmaceuticals International, Inc.	5,239,355
		7,904,919
Medical – Generic Drugs – 2.1%
97,445	Perrigo Co.	11,491,689
Medical – HMO – 0.4%
62,260	Aetna, Inc.	2,413,820
Medical – Wholesale Drug Distributors – 0.9%
127,025	AmerisourceBergen Corp.	4,998,434
Medical Products – 2.6%
193,885	Covidien PLC (U.S. Shares)**	10,372,848
57,500	Varian Medical Systems, Inc.*	3,494,275
		13,867,123
Metal Processors and Fabricators – 2.6%
86,730	Precision Castparts Corp.	14,266,218
Multimedia – 0.7%
82,415	Walt Disney Co.	3,997,128
Oil – Field Services – 0.3%
25,990	Schlumberger, Ltd. (U.S. Shares)	1,687,011
Oil and Gas Drilling – 0.7%
92,600	Helmerich & Payne, Inc.	4,026,248

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Contract Amounts		Value

Oil Companies – Exploration and Production – 2.1%
37,800	EOG Resources, Inc.	$3,406,158
48,060	Noble Energy, Inc.	4,076,449
31,890	Occidental Petroleum Corp.	2,735,205
406,300	OGX Petroleo e Gas Participacoes S.A.*	1,112,763
		11,330,575
Oil Companies – Integrated – 0.4%
108,765	Petroleo Brasileiro S.A. (ADR)	2,041,519
Oil Field Machinery and Equipment – 1.1%
102,157	Dresser-Rand Group, Inc.*	4,550,073
22,815	National Oilwell Varco, Inc.	1,470,198
		6,020,271
Pharmacy Services – 1.8%
174,060	Express Scripts Holding Co.*	9,717,770
Pipelines – 2.4%
258,785	Enterprise Products Partners L.P.	13,260,143
REIT – Health Care – 0.2%
20,650	Ventas, Inc.	1,303,428
Retail – Apparel and Shoe – 2.7%
342,065	Limited Brands, Inc.	14,548,024
Retail – Auto Parts – 1.3%
19,125	AutoZone, Inc.*	7,022,126
Retail – Discount – 2.9%
165,185	Costco Wholesale Corp.	15,692,575
Retail – Major Department Stores – 2.8%
176,380	J.C. Penney Co., Inc.*	4,111,418
219,140	Nordstrom, Inc.	10,889,066
		15,000,484
Retail – Restaurants – 0.6%
57,355	Starbucks Corp.	3,058,169
Semiconductor Components/Integrated Circuits – 1.5%
514,853	Atmel Corp.*	3,449,515
1,730,942	Taiwan Semiconductor Manufacturing Co., Ltd.	4,740,200
		8,189,715
Soap and Cleaning Preparations – 0.8%
86,218	Reckitt Benckiser Group PLC**	4,546,559
Telecommunication Equipment – 0%
269	Nortel Networks Corp. (U.S. Shares)*	3
Telecommunication Services – 1.0%
178,185	Amdocs, Ltd. (U.S. Shares)**	5,295,658
Television – 1.7%
284,120	CBS Corp. – Class B	9,313,454
Tobacco – 1.0%
59,995	Philip Morris International, Inc.	5,235,164
Toys – 1.5%
250,556	Mattel, Inc.	8,128,037
Transportation – Railroad – 1.1%
52,745	Canadian Pacific Railway, Ltd.	3,864,099
16,785	Union Pacific Corp.	2,002,618
		5,866,717
Transportation – Services – 0.7%
61,080	C.H. Robinson Worldwide, Inc.	3,575,012
Wireless Equipment – 1.9%
97,990	Crown Castle International Corp.*	5,748,093
95,625	Motorola Solutions, Inc.	4,600,519
		10,348,612

Total Common Stock (cost $413,898,215)		517,341,702

Purchased Options – Calls – 0.2%
2,630	Microsoft Corp. expires January 2013 exercise price $30.00	645,782
180	Microsoft Corp. (LEAPS) expires January 2013 exercise price $30.00	44,198
775	Valeant Pharmaceuticals International, Inc. expires January 2013 exercise price $52.50	269,978

Total Purchased Options – Calls (premiums paid $1,103,751)		959,958

Purchased Option – Put – 0.1%
272	S&P 500® Index expires September 2012 exercise price $1,250.00 (premiums paid $1,008,876)	446,963

Money Market – 3.5%
19,098,000	Janus Cash Liquidity Fund LLC, 0% (cost $19,098,000)	19,098,000

Total Investments (total cost $435,108,842) – 99.0%		537,846,623

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		5,536,071

Net Assets – 100%		$543,382,694

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$10,457,503	2.0%
Brazil	4,873,684	0.9%
Canada	9,103,457	1.7%
Curacao	1,687,011	0.3%
France	8,119,909	1.5%
Guernsey	5,295,658	1.0%
Ireland	10,372,848	1.9%
Italy	5,530,110	1.0%
Japan	7,444,062	1.4%
Jersey	2,665,564	0.5%
Netherlands	6,962,104	1.3%
Switzerland	12,672,919	2.4%
Taiwan	4,740,200	0.9%
United Kingdom	21,206,471	3.9%
United States††	426,715,123	79.3%

Total	$537,846,623	100.0%

††	Includes Cash Equivalents (75.8% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 7/19/12	2,130,000	$3,335,214	$387
Euro 7/19/12	1,600,000	2,024,759	(9,191)
Japanese Yen 7/19/12	119,000,000	1,489,391	18,236

		6,849,364	9,432

HSBC Securities (USA), Inc.:
British Pound 7/12/12	2,855,000	4,470,531	2,380
Euro 7/12/12	3,300,000	4,175,806	(26,122)
Japanese Yen 7/12/12	174,800,000	2,187,519	12,828

		10,833,856	(10,914)

JPMorgan Chase & Co.:
British Pound 8/2/12	2,660,000	4,164,931	(27,088)
Euro 8/2/12	2,825,000	3,575,433	(46,020)
Japanese Yen 8/2/12	81,000,000	1,014,019	3,467

		8,754,383	(69,641)

RBC Capital Markets Corp.:
British Pound 7/26/12	3,550,000	5,558,578	(47,079)
Euro 7/26/12	2,640,000	3,341,061	(29,114)
Japanese Yen 7/26/12	159,000,000	1,990,262	10,342

		10,889,901	(65,851)

Total		$37,327,504	$(136,974)

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2012 (unaudited)	Janus
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$435,109
Unaffiliated investments at value	$518,749
Affiliated investments at value	19,098
Receivables:
Investments sold	7,016
Portfolio shares sold	60
Dividends	364
Foreign dividend tax reclaim	23
Non-interested Trustees’ deferred compensation	9
Other assets	3
Forward currency contracts	48
Total Assets	545,370
Liabilities:
Payables:
Due to custodian	109
Investments purchased	–
Portfolio shares repurchased	1,239
Advisory fees	208
Fund administration fees	4
Internal servicing cost	–
Distribution fees and shareholder servicing fees	36
Non-interested Trustees’ fees and expenses	12
Non-interested Trustees’ deferred compensation fees	9
Accrued expenses and other payables	185
Forward currency contracts	185
Total Liabilities	1,987
Net Assets	$543,383
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$593,945
Undistributed net investment income*	1,446
Undistributed net realized loss from investment and foreign currency transactions*	(154,566)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	102,558
Total Net Assets	$543,383
Net Assets - Institutional Shares	$366,882
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,946
Net Asset Value Per Shares	$24.55
Net Assets - Service Shares	$176,501
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,272
Net Asset Value Per Share	$24.27

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2012 (unaudited)	Janus
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	3,264
Dividends from affiliates	8
Foreign tax withheld	(69)
Total Investment Income	3,203
Expenses:
Advisory fees	1,352
Internal servicing expense - Institutional Shares	1
Internal servicing expense - Service Shares	1
Shareholder reports expense	46
Transfer agent fees and expenses	2
Registration fees	15
Custodian fees	21
Professional fees	18
Non-interested Trustees’ fees and expenses	11
Fund administration fees	27
Distribution fees and shareholder servicing fees - Service Shares	234
Other expenses	26
Total Expenses	1,754
Expense and Fee Offset	–
Net Expenses	1,754
Net Investment Income	1,449
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	12,627
Net realized gain from written options contracts	592
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	37,899
Net Gain on Investments	51,118
Net Increase in Net Assets Resulting from Operations	$52,567

See Notes to Financial Statements.

12 | JUNE 30, 2012

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Janus
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$1,449	$4,395
Net realized gain from investment and foreign currency transactions	13,219	80,589
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	37,899	(116,320)
Net Increase/(Decrease) in Net Assets Resulting from Operations	52,567	(31,336)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,202)	(2,290)
Service Shares	(452)	(943)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(6,428)	–
Service Shares	(3,132)	–
Net Decrease from Dividends and Distributions	(11,214)	(3,233)
Capital Share Transactions:
Shares Sold
Institutional Shares	5,535	13,914
Service Shares	6,760	13,008
Reinvested Dividends and Distributions
Institutional Shares	7,629	2,290
Service Shares	3,584	943
Shares Repurchased
Institutional Shares	(26,103)	(65,293)
Service Shares	(27,033)	(64,807)
Net Decrease from Capital Share Transactions	(29,628)	(99,945)
Net Increase/(Decrease) in Net Assets	11,725	(134,514)
Net Assets:
Beginning of period	531,658	666,172
End of period	$543,383	$531,658

Undistributed Net Investment Income*	$1,446	$1,651

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Janus Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$22.84	$24.26	$21.43	$15.81	$26.43	$23.12
Income from Investment Operations:
Net investment income	0.08	0.20	0.16	0.12	0.22	0.24
Net gain/(loss) on investments (both realized and unrealized)	2.15	(1.48)	2.91	5.60	(10.68)	3.25
Total from Investment Operations	2.23	(1.28)	3.07	5.72	(10.46)	3.49
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.14)	(0.24)	(0.10)	(0.16)	(0.18)
Distributions (from capital gains)*	(0.44)	–	–	–	–	–
Total Distributions	(0.52)	(0.14)	(0.24)	(0.10)	(0.16)	(0.18)
Net Asset Value, End of Period	$24.55	$22.84	$24.26	$21.43	$15.81	$26.43
Total Return**	9.81%	(5.30)%	14.52%	36.26%	(39.70)%	15.14%
Net Assets, End of Period (in thousands)	$366,882	$352,646	$424,037	$441,921	$353,051	$677,593
Average Net Assets for the Period (in thousands)	$380,735	$393,230	$409,886	$380,924	$525,042	$686,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.54%	0.62%	0.70%	0.68%	0.66%	0.66%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.54%	0.62%	0.70%(1)	0.68%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.54%	0.62%	0.70%(1)	0.68%	0.66%	0.66%
Ratio of Net Investment Income to Average Net Assets***	0.60%	0.81%	0.60%	0.59%	0.87%	0.89%
Portfolio Turnover Rate	23%	90%	43%	56%	69%	78%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2012 (unaudited) and each fiscal	Janus Aspen Janus Portfolio
year ended December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$22.60	$24.03	$21.11	$15.59	$26.08	$22.84
Income from Investment Operations:
Net investment income	0.04	0.09	0.03	0.07	0.14	0.32
Net gain/(loss) on investments (both realized and unrealized)	2.13	(1.41)	2.97	5.52	(10.50)	3.07
Total from Investment Operations	2.17	(1.32)	3.00	5.59	(10.36)	3.39
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.11)	(0.08)	(0.07)	(0.13)	(0.15)
Distributions (from capital gains)*	(0.44)	–	–	–	–	–
Total Distributions	(0.50)	(0.11)	(0.08)	(0.07)	(0.13)	(0.15)
Net Asset Value, End of Period	$24.27	$22.60	$24.03	$21.11	$15.59	$26.08
Total Return**	9.65%	(5.54)%	14.26%	35.93%	(39.85)%	14.84%
Net Assets, End of Period (in thousands)	$176,501	$179,012	$242,135	$2,046,895	$1,152,236	$1,211,381
Average Net Assets for the Period (in thousands)	$188,276	$216,273	$962,905	$1,528,802	$1,251,357	$569,659
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.87%	0.92%	0.92%	0.91%	0.91%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.79%	0.87%	0.92%(1)	0.92%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.87%	0.92%(1)	0.92%	0.91%	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.34%	0.56%	0.39%	0.32%	0.61%	0.58%
Portfolio Turnover Rate	23%	90%	43%	56%	69%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.70% and 0.70%, respectively, in 2010 for Institutional Shares and 0.92% and 0.92%, respectively, in 2010 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

14 | JUNE 30, 2012

Notes to Schedule of Investments (unaudited)

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio
Common Stock
Apparel Manufacturers	$1,245,624	$5,530,110	$–
Beverages – Wine and Spirits	–	8,119,909	–
Brewery	–	17,184,217	–
Commercial Banks	1,719,402	3,953,736	–
Industrial Automation and Robotics	–	7,444,062	–
Life and Health Insurance	–	5,979,462	–
Medical – Drugs	5,239,355	2,665,564	–
Oil Companies – Integrated	–	2,041,519	–
Semiconductor Components/Integrated Circuits	3,449,515	4,740,200	–
Soap and Cleaning Preparations	–	4,546,559	–
All Other	443,482,468	–	–

Money Market	–	19,098,000	–

Total Investments in Securities	$455,136,364	$81,303,338	$–

Investments in Purchased Options:	$–	$1,406,921	$–

Other Financial Instruments(b):	$–	$(136,974)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$107,254,228

Janus Aspen Series | 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

16 | JUNE 30, 2012

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are

18 | JUNE 30, 2012

summarized under the Level 2 and Level 3 categories listed above. There were no Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Janus Portfolio	$51,313,958	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize

20 | JUNE 30, 2012

American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2011	–	$–
Options written	219	732,074
Options closed	(219)	(732,074)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2012	–	$–

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$1,406,921
Foreign Exchange Contracts	Forward currency contracts	47,640	Forward currency contracts	$184,614

Total		$1,454,561		$184,614

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$528,620	$–	$528,620

Foreign Exchange Contracts	–	–	–	681,602	681,602

Total	$–	$–	$528,620	$681,602	$1,210,222

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(705,706)	$–	$(705,706)

Foreign Exchange Contracts	–	–	–	(854,142)	(854,142)

Total	$–	$–	$(705,706)	$(854,142)	$(1,559,848)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future

22 | JUNE 30, 2012

rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about

24 | JUNE 30, 2012

performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2012, the Portfolio recorded a Performance Adjustment of $(458,922).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/2012

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	$77,331,609	$(78,733,534)	$8,338	$19,098,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Janus Portfolio	$436,003,809	$122,765,626	$(20,922,812)	$101,842,814

Net capital loss carryovers as of December 31, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

		Accumulated
Portfolio	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(158,757,732)	$(158,757,732)

(1)	Capital loss carryover is subject to annual limitations.

26 | JUNE 30, 2012

6.	Capital Share Transactions

	Janus Aspen Janus Portfolio
For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011 (all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	216	573
Reinvested dividends and distributions	317	94
Shares repurchased	(1,029)	(2,702)
Net Increase/(Decrease) in Portfolio Shares	(496)	(2,035)
Shares Outstanding, Beginning of Period	15,442	17,477
Shares Outstanding, End of Period	14,946	15,442
Transactions in Portfolio Shares – Service Shares
Shares sold	270	544
Reinvested dividends and distributions	151	39
Shares repurchased	(1,071)	(2,736)
Net Increase/(Decrease) in Portfolio Shares	(650)	(2,153)
Shares Outstanding, Beginning of Period	7,922	10,075
Shares Outstanding, End of Period	7,272	7,922

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$125,477,522	$169,025,622	$–	$–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

28 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

30 | JUNE 30, 2012

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 31

Notes

32 | JUNE 30, 2012

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81111 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Moderate Allocation Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Moderate Allocation Portfolio (unaudited)

Portfolio Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Aspen Moderate Allocation Portfolio’s Institutional Shares and Service Shares returned 8.13% and 8.24%, respectively, for the six-month period ended June 30, 2012. This compares to a return of 9.49% for the S&P 500 Index, the Portfolio’s primary benchmark, and a return of 5.43% for its secondary benchmark, the Moderate Allocation Index, which is a hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%) and the MSCI Emerging Markets (Free) Index (2%).

Market Environment

Early in the period, investors began warming to the idea that the U.S. recovery was becoming self-sustaining and European worries faded into the background even if only temporarily. This was obviously good for riskier asset classes – equities built on momentum gained during the fourth quarter, while less risky asset classes such as fixed income significantly lagged. Renewed turmoil in Europe over its sovereign debt crisis compounded by indications of slowing global economic growth weighed on equities and commodities during the second half of the period. Selling pressure was particularly acute in May following Greek election results that were viewed as a backlash against austerity measures. The Greek election raised the possibility of the country’s imminent exit from the eurozone and potential contagion risks for the region. However, a second Greek election later indicated support for the country to remain in the currency’s zone. Economic data pointing to slowing growth also weighed on equity markets. Despite the sell-off in May, equities significantly outperformed fixed income during the period overall.

Investment Process

Janus Aspen Moderate Allocation Portfolio is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Aspen Moderate Allocation Portfolio. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Portfolio underperformed its primary benchmark due to its fixed income exposure; however, it significantly outperformed its secondary benchmark. Individual holdings weighing the most on performance were Janus Emerging Markets Fund, Perkins Small Cap Value Fund and Janus Short-Term Bond Fund. Janus Aspen Flexible Bond Portfolio was our largest absolute contributor due largely to its high weighting (33.7% as of period end). Similarly,

2 | JUNE 30, 2012

(unaudited)

INTECH U.S. Value Fund, the second largest holding behind Janus Aspen Flexible Bond Portfolio, and INTECH U.S. Growth Fund, the fifth largest, were top contributors as well.

Among changes to the Portfolio, we added direct exposure to emerging markets by establishing a position in Janus Emerging Markets Fund. We made the move in recognition of the larger representation emerging markets have in global capital markets and based on our assessment that emerging markets are better positioned to weather the continuing fiscal storm than developed markets are experiencing (particularly Europe).

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity.

Thank you for investing in Janus Aspen Moderate Allocation Portfolio.

Janus Aspen Series | 3

Janus Aspen Moderate Allocation Portfolio (unaudited)

Janus Aspen Moderate Allocation Portfolio (% of Net Assets)

Janus Aspen Flexible Bond Portfolio – Institutional Shares	36.2%
INTECH U.S. Value Fund(1) – Class I Shares	10.7%
Perkins Large Cap Value Fund – Class N Shares	10.7%
Janus International Equity Fund – Class N Shares	9.1%
INTECH U.S. Growth Fund(2) – Class I Shares	7.5%
Janus Short-Term Bond Fund – Class I Shares	5.5%
INTECH International Fund(3) – Class I Shares	5.0%
Janus Aspen Overseas Portfolio – Institutional Shares	4.7%
Janus Research Fund – Class N Shares	4.7%
Janus Triton Fund – Class N Shares	2.2%
Janus Fund – Class N Shares	2.1%
Janus Twenty Fund – Class D Shares	2.1%
Perkins Small Cap Value Fund – Class N Shares	2.1%
Janus Global Real Estate Fund – Class I Shares	1.8%
Janus Emerging Markets Fund – Class I Shares	0.7%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Aspen Moderate Allocation Portfolio At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

*Includes Cash and Cash Equivalents of (5.1)%.

4 | JUNE 30, 2012

(unaudited)

Performance

Cumulative Total Return – for the periods ended June 30, 2012			Expense Ratios – estimated for the fiscal year
	Fiscal	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Moderate Allocation Portfolio – Institutional Shares	8.13%	7.72%	1.25%	1.12%

Janus Aspen Moderate Allocation Portfolio – Service Shares	8.24%	7.82%	1.50%	1.37%

S&P 500® Index	9.49%	13.82%

Moderate Allocation Index	5.43%	6.33%

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013.

The expense ratios shown reflect estimated annualized expenses that the Portfolio expects to incur during its initial fiscal year.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Portfolio and to the underlying funds held within the Portfolio, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolio among underlying Janus funds. Performance of the Portfolio depends on that of the underlying funds, which are subject to the volatility of the financial markets.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.

The Portfolio’s performance for very short time periods may not be indicative of future performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Portfolio as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Moderate Allocation Portfolio (unaudited)

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – August 31, 2011

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,059.80	$3.84

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,082.50	$4.45

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32

†	Expenses are equal to the annualized expense ratio of 0.75% for Institutional Shares and 0.86% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

6 | JUNE 30, 2012

Janus Aspen Moderate Allocation Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares		Value

Mutual Funds(1) – 105.1%
Equity Funds – 63.4%
3,281	INTECH International Fund(2) – Class I Shares	$22,211
2,298	INTECH U.S. Growth Fund(3) – Class I Shares	32,981
4,622	INTECH U.S. Value Fund(4) – Class I Shares	47,099
618	Janus Aspen Overseas Portfolio – Institutional Shares	20,678
431	Janus Emerging Markets Fund – Class I Shares	3,226
317	Janus Fund – Class N Shares	9,484
834	Janus Global Real Estate Fund – Class I Shares	7,742
4,006	Janus International Equity Fund – Class N Shares	39,854
679	Janus Research Fund – Class N Shares	20,516
551	Janus Triton Fund – Class N Shares	9,726
157	Janus Twenty Fund – Class D Shares	9,133
3,496	Perkins Large Cap Value Fund – Class N Shares	46,956
442	Perkins Small Cap Value Fund – Class N Shares	9,332
		278,938
Fixed Income Funds – 41.7%
12,867	Janus Aspen Flexible Bond Portfolio – Institutional Shares	159,300
7,913	Janus Short-Term Bond Fund – Class N Shares	24,370
		183,670

Total Investments (total cost $459,685) – 105.1%		462,608

Liabilities, net of Cash, Receivables and Other Assets– (5.1)%		(22,249)

Net Assets – 100%		$440,359

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 7

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2012 (unaudited)	Moderate
(all numbers in thousands except net asset value per share)	Allocation Portfolio

Assets:
Investments at cost	$460
Affiliated investments at value	463
Receivables:
Investments sold	1
Portfolio shares sold	–
Dividends	–
Due from adviser	4
Other assets	–
Total Assets	468
Liabilities:
Payables:
Due to custodian	–
Investments purchased	–
Portfolio shares repurchased	–
Dividends	–
Advisory fees	–
Fund administration fees	–
Distribution fees and shareholder servicing fees	1
Non-interested Trustees’ fees and expenses	–
Audit fees	23
Accrued expenses and other payables	4
Total Liabilities	28
Net Assets	$440
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$428
Undistributed net investment income*	8
Undistributed net realized gain from investment and foreign currency transactions*	1
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3
Total Net Assets	$440
Net Assets - Institutional Shares	$135
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13
Net Asset Value Per Shares	$10.52
Net Assets - Service Shares	$305
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29
Net Asset Value Per Share	$10.52

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

8 | JUNE 30, 2012

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2012 (unaudited)	Moderate
(all numbers in thousands)	Allocation Portfolio

Investment Income:
Dividends from affiliates	$9
Total Investment Income	9
Expenses:
Advisory fees	–
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	2
Transfer agent fees and expenses	1
Registration fees	6
Professional fees	22
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Distribution fees and shareholder servicing fees - Service Shares	–
Other expenses	2
Total Expenses	33
Net Expenses	33
Less: Excess Expense Reimbursement	(32)
Net Expenses after Expense Reimbursement	1
Net Investment Income	8
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(1)	2
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10
Net Gain on Investments	12
Net Increase in Net Assets Resulting from Operations	$20

(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Moderate Allocation
the fiscal period ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011(1)

Operations:
Net investment income	$8	$4
Net realized gain/(loss) from investment and foreign currency transactions(2)	2	(1)
Capital gain distributions from Underlying Funds	–	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10	(7)
Net Increase/(Decrease) in Net Assets Resulting from Operations	20	(1)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	(2)
Service Shares	–	(2)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(1)	–
Service Shares	(2)	–
Net Decrease from Dividends and Distributions	(3)	(4)
Capital Share Transactions:
Shares Sold
Institutional Shares	–	125
Service Shares	172	125
Reinvested Dividends and Distributions
Institutional Shares	1	2
Service Shares	2	2
Shares Repurchased
Service Shares	(1)	–
Net Increase from Capital Share Transactions	174	254
Net Increase in Net Assets	191	249
Net Assets:
Beginning of period	249	–
End of period	$440	$249

Undistributed Net Investment Income*	$8	$–

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | JUNE 30, 2012

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2012 (unaudited) and the fiscal period	Janus Aspen Moderate Allocation Portfolio
ended December 31, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$9.79	$10.00
Income from Investment Operations:
Net investment income	0.17	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.63	(0.21)
Total from Investment Operations	0.80	(0.04)
Less Distributions:
Dividends (from net investment income)*	–(2)	(0.17)
Distributions (from capital gains)*	(0.07)	–
Total Distributions	(0.07)	(0.17)
Net Asset Value, End of Period	$10.52	$9.79
Total Return**	8.24%	(0.38)%
Net Assets, End of Period (in thousands)	$135	$125
Average Net Assets for the Period (in thousands)	$134	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	23.70%	69.84%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.75%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.75%	1.00%
Ratio of Net Investment Income to Average Net Assets***	3.34%	5.27%
Portfolio Turnover Rate	29%	7%^

Service Shares

For a share outstanding during the six-month period ended June 30, 2012 (unaudited) and the fiscal period	Janus Aspen Moderate Allocation Portfolio
ended December 31, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$9.79	$10.00
Income from Investment Operations:
Net investment income	0.18	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.62	(0.21)
Total from Investment Operations	0.80	(0.04)
Less Distributions:
Dividends (from net investment income)*	–(2)	(0.17)
Distributions (from capital gains)*	(0.07)	–
Total Distributions	(0.07)	(0.17)
Net Asset Value, End of Period	$10.52	$9.79
Total Return**	8.24%	(0.38)%
Net Assets, End of Period (in thousands)	$305	$124
Average Net Assets for the Period (in thousands)	$165	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	21.65%	70.08%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.86%	1.00%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.86%	1.00%(4)
Ratio of Net Investment Income to Average Net Assets***	6.58%	5.28%
Portfolio Turnover Rate	29%	7%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Portfolio invests.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.25% and 1.25%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM(2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Moderate Allocation Portfolio
Mutual Funds
Equity Funds	$–	$278,938	$–
Fixed-Income Funds	–	183,670	–
Total Investments in Securities	$–	$462,608	$–

12 | JUNE 30, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Moderate Allocation Portfolio (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio in this report is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds
The Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: 55%-65% stocks and 35%-45% bonds and money market instruments for the Portfolio. The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE EQUITY SECURITIES ASSET CATEGORY

INTECH GLOBAL DIVIDEND FUND seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH INTERNATIONAL FUND (formerly named INTECH RISK-MANAGED INTERNATIONAL FUND) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. CORE FUND (formerly named INTECH RISK-MANAGED CORE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. GROWTH FUND (formerly named INTECH RISK-MANAGED GROWTH FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. VALUE FUND (formerly named INTECH RISK-MANAGED VALUE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with

Janus Aspen Series | 13

Notes to Financial Statements (unaudited) (continued)

lower price-to-book ratios and lower forecasted growth values.

JANUS ASIA EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

JANUS ASPEN BALANCED PORTFOLIO – INSTITUTIONAL SHARES and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. Each fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS ASPEN ENTERPRISE PORTFOLIO – INSTITUTIONAL SHARES and JANUS ENTERPRISE FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS ASPEN FORTY PORTFOLIO – INSTITUTIONAL SHARES and JANUS FORTY FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO – INSTITUTIONAL SHARES and JANUS GLOBAL TECHNOLOGY FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. Each fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Each fund normally invests in issuers from several different countries, which may include the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets. Each fund may also invest in U.S. and foreign debt securities.

JANUS ASPEN JANUS PORTFOLIO – INSTITUTIONAL SHARES and JANUS FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although each fund may invest in companies of any size, they generally invest in larger, more established companies. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS ASPEN OVERSEAS PORTFOLIO – INSTITUTIONAL SHARES and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United

14 | JUNE 30, 2012

States. Although each fund typically invests 80% or more of their assets in issuers located outside the United States, they also may normally invest up to 20% of their assets, measured at the time of purchase, in U.S. issuers, and they may, under unusual circumstances, invest all or substantially all of their assets in a single country. Each fund may have significant exposure to emerging markets. Each fund may also invest in U.S. and foreign debt securities.

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO – INSTITUTIONAL SHARES and PERKINS MID CAP VALUE FUND seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. Each fund may invest, under normal circumstances, up to 20% of their assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

JANUS ASPEN PROTECTED SERIES – GROWTH – INSTITUTIONAL SHARES and JANUS PROTECTED SERIES – GROWTH seek long-term growth of capital and capital preservation. Each fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of each fund. Specifically, the portfolio manager manages each fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of each fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” each fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although each fund may invest in companies of any size, they generally invest in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” each fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and each fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. Each fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS ASPEN WORLDWIDE PORTFOLIO – INSTITUTIONAL SHARES and JANUS WORLDWIDE FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets. Each fund may also invest in U.S. and foreign debt securities.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

MSCI World IndexSM, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds (“ETFs”). The fund may invest in companies of any market capitalization.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS PROTECTED SERIES – GLOBAL seeks long-term growth of capital and capital preservation. The fund

16 | JUNE 30, 2012

seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories and may, at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors. Effective October 15, 2012, the fund’s name will change to Janus Real Return Fund, and its principal investment strategies will change accordingly.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

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Notes to Financial Statements (unaudited) (continued)

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS SELECT VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE FIXED-INCOME SECURITIES ASSET CATEGORY

JANUS ASPEN FLEXIBLE BOND PORTFOLIO – INSTITUTIONAL SHARES and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities. Each fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Each fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and

18 | JUNE 30, 2012

non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including ETFs. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Portfolio’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit

20 | JUNE 30, 2012

to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

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Notes to Financial Statements (unaudited) (continued)

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period. There were no Level 3 securities during the fiscal period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Certain underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The underlying funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with

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the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Portfolio during the period ended June 30, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Aspen Flexible Bond Portfolio, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may

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Notes to Financial Statements (unaudited) (continued)

be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Aspen Balanced Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Aspen Global Technology Portfolio, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for

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all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to an underlying fund. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on an underlying fund’s operations is unknown.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Counterparties
Portfolio or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio or underlying funds. The Portfolio or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities, if applicable.

The Portfolio or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Portfolio’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment

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Notes to Financial Statements (unaudited) (continued)

companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Aspen Balanced Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect the underlying fund’s return.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits,

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collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited

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Notes to Financial Statements (unaudited) (continued)

with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

Sovereign Debt
The underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The underlying funds may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the underlying funds’ holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying funds may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the underlying funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Moderate Allocation Portfolio	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s and the underlying funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an

28 | JUNE 30, 2012

underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Moderate Allocation Portfolio	0.39

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, fails below the expense limit. The recoupment for such reimbursement expires August 31, 2014. For the fiscal period ended June 30, 2012, total reimbursement by Janus Capital was $32,392 for the Portfolio. As of June 30, 2012, the recoupment that may potentially be made to Janus Capital is $32,392.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolio. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus Aspen Moderate Allocation Portfolio
INTECH International Fund(1) – Class I Shares	1,471	$9,923	(658)	$(4,600)	$(160)	$–	$22,211
INTECH U.S. Growth Fund(2) – Class I Shares	918	13,206	(520)	(7,446)	496	–	32,981
INTECH U.S. Value Fund(3) – Class I Shares	1,872	18,814	(1,064)	(10,807)	576	–	47,099
Janus Aspen Flexible Bond Portfolio – Institutional Shares	5,866	74,538	(2,659)	(33,510)	427	6,215	159,300
Janus Aspen Overseas Portfolio – Institutional Shares	314	12,007	(114)	(5,197)	127	2,441	20,678
Janus Emerging Markets Fund – Class I Shares	452	3,709	(21)	(163)	(25)	–	3,226
Janus Fund – Class I Shares	70	2,174	(53)	(1,663)	138	–	–
Janus Fund – Class N Shares	54	1,606	(6)	(179)	(10)	–	9,484
Janus Global Real Estate Fund – Class I Shares	466	4,216	(653)	(6,036)	313	–	7,742
Janus International Equity Fund – Class I Shares	930	9,781	(676)	(7,485)	207	–	–
Janus International Equity Fund – Class N Shares	796	7,727	(81)	(796)	(77)	–	39,854
Janus Research Fund – Class I Shares	170	5,352	(108)	(3,405)	277	–	–
Janus Research Fund – Class N Shares	128	3,826	(82)	(2,439)	(177)	–	20,516
Janus Short-Term Bond Fund – Class I Shares	2,397	7,395	(1,350)	(4,158)	11	157	–
Janus Short-Term Bond Fund – Class N Shares	1,327	4,086	(146)	(448)	(1)	28	24,370
Janus Triton Fund – Class I Shares	120	2,174	(92)	(1,663)	111	–	–
Janus Triton Fund – Class N Shares	94	1,606	(10)	(179)	(11)	–	9,726
Janus Twenty Fund – Class D Shares	64	3,758	(41)	(2,441)	(70)	–	9,133
Perkins Large Cap Value Fund – Class I Shares	805	10,868	(613)	(8,317)	207	–	–
Perkins Large Cap Value Fund – Class N Shares	607	7,952	(68)	(890)	(30)	–	46,956
Perkins Small Cap Value Fund – Class I Shares	101	2,174	(76)	(1,663)	(78)	–	–
Perkins Small Cap Value Fund – Class N Shares	77	1,584	(8)	(178)	(18)	–	9,332

		$208,476		$(103,663)	$2,233	$8,841	$462,608

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.

The seed capital investments by Janus Capital or an affiliate as of June 30, 2012 are indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Portfolio	12/31/11	Purchases	Purchases	Redemptions	Redemption	6/30/12

Janus Aspen Moderate Allocation Portfolio - Institutional Shares	$125,000	$–	–	$–	–	$125,000
Janus Aspen Moderate Allocation Portfolio - Service Shares	125,000	–	–	–	–	125,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

30 | JUNE 30, 2012

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Moderate Allocation Portfolio	$460,924	$9,709	($8,025)	1,684

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

6.	Capital Share Transactions

	Janus Aspen Moderate
For the six-month period ended June 30,2012 (unaudited)	Allocation Portfolio
and the fiscal period ended December 31, 2011	2012	2011(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	13
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	–	13
Shares Outstanding, Beginning of Period	13	–
Shares Outstanding, End of Period	13	13
Transactions in Portfolio Shares – Service Shares:
Shares sold	16	13
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	16	13
Shares Outstanding, Beginning of Period	13	–
Shares Outstanding, End of Period	29	13

(1)	Period from August 31, 2011 (inception date) through December 31, 2011.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Moderate Allocation Portfolio	$208,476	$100,664	$–	$–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | JUNE 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Cumulative total returns are also quoted for the Portfolio. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year for the Portfolio. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

34 | JUNE 30, 2012

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, changes in the target allocations, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 35

Notes

36 | JUNE 30, 2012

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81125 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Overseas Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Performance Overview

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned -0.15% and -0.27%, respectively, over the six-month period ended June 30, 2012. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index returned 2.77%, and its secondary benchmark, the MSCI EAFE Index returned 2.96% during the period.

Economic Update

Global equity markets moved modestly higher during the six-month period thanks to strong performance during the early part of the period, which more than offset declines in the latter half. Easing concerns over Europe contributed to the strong markets in January and February. Liquidity measures taken by the European Central Bank in December and moves towards a closer fiscal union helped ease the market’s fear of a Lehman-style collapse. In addition, German and French leaders demonstrated the need for comprehensive measures, while indebted lynchpin countries, Italy and Spain, have new leadership in place to potentially implement meaningful structural reforms in areas such as pensions and labor policies. Another bailout for beleaguered Greece also aided market sentiment. Emerging markets rebounded strongly from a weak performance in 2011 due to better clarity in Europe and reduced inflation in key countries: India, China and Brazil.

During the latter half of the period, uncertainty in Europe heightened due to two Greek elections and fears that the beleaguered country could exit the euro and lead to contagion in the region. Worries about the Spanish banking sector and French election results added to the dour tone for global equity markets. Broadly, there was also a slowdown in key global economies, at a speed which surprised observers. After a strong start, the U.S. economic recovery slowed while much of Europe was in recession or close. The slowdown was due in part to the European crisis, but also as a result of general uncertainty globally. India, China and Brazil were not immune from slowing growth, but lower inflationary pressures enabled monetary easing measures in these countries.

Strategy Overview

The Portfolio’s contrarian approach of emphasizing out-of-favor financials and economically-sensitive cyclical stocks did not work in the period, nor has it for much of the last 14 months, a period in which risk assets generally suffered due to global uncertainty. Despite the Portfolio’s poor relative performance, I remain confident in our holdings and I have concentrated positions into my highest-conviction ideas. I believe we own sustainable franchises with strong management teams. I believe our companies will further strengthen their competitive positions during the current difficult global environment.

Detractors from Performance

Our holdings in Brazilian energy firms Petroleo Brasileiro (Petrobras) and OGX Petroleo e Gas Participacoes were among the largest individual detractors. Both suffered from falling crude oil prices and weakness in the Brazilian market. Petrobras also suffered government delays in raising fuel prices. We believe Petrobras will be one of the fastest growing oil majors in the world based on its Brazilian offshore pre-salt fields. OGX reported a much lower flow rate from a well than it had previously projected. Although disappointing, we believe that OGX still has the potential for very exciting medium and long-term production growth from its Brazilian offshore assets.

Another energy holding, Niko Resources, also weighed on performance. Niko reported a drop in reserves in an exploration field off the coast of India as a result of more difficult than expected geology and continued disputes between Niko’s joint venture partner Reliance and the Indian government. The Canadian oil and gas company continues to have significant opportunities to grow its reserves in Indonesia and Trinidad.

2 | JUNE 30, 2012

(unaudited)

Contributors to Performance

Our U.S. holdings, which are within the guidelines of the Portfolio, include special situation companies that I felt were attractive following the 2008 global financial crisis. Two of those holdings, airline companies Delta Air Lines and United Continental Holdings, were among top contributors during the period. Falling fuel prices provided a boost to the entire industry. These airlines have demonstrated the ability to generate strong cash flows even in a relatively difficult macro environment. We believe managements have been disciplined about capacity additions, which have led to a much higher level of profitability. We believe that the industry is poised for a period of improved profitability.

China Overseas Land and Investment’s (COLI) shares also moved higher during the period. The company, one of the leading homebuilders in China, reported stronger than expected sales during the period. We believe COLI is well managed and well positioned to benefit from the long-term urbanization trend in China.

Derivatives

In aggregate, derivatives contributed to performance during the period. In addition to a currency hedge on the Japanese yen, the Portfolio also very selectively utilized swaps and options during the period. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

Conclusion

Political turmoil in Europe and a weakening global economy have created an environment of tremendous uncertainty and risk aversion in global markets. I am not happy with the poor performance of the Portfolio, but I’ve remained true to my discipline in focusing on companies that I believe will be long-term winners and whose valuations are extremely compelling. Most of these companies are generating reasonable earnings and cash flows in this difficult environment and have very low valuations.

I recognize this has been a poor period for the Portfolio, but I remain optimistic about the prospects and the potential valuation upside in our holdings. I do not believe we need strong global growth for these holdings to perform well, just normalization in risk appetites among investors. We can have slower economic growth and still have a very robust stock market.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	1.65%
United Continental Holdings, Inc.	1.43%
China Overseas Land & Investment, Ltd.	0.96%
Hang Lung Properties, Ltd.	0.58%
Li & Fung, Ltd.	0.56%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–2.05%
Niko Resources, Ltd.	–1.95%
OGX Petroleo e Gas Participacoes S.A.	–1.16%
Ivanhoe Mines, Ltd.	–0.89%
Nintendo Co., Ltd.	–0.61%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	2.28%	16.11%	10.63%
Financials	0.41%	25.45%	23.67%
Telecommunication Services	0.08%	0.37%	5.97%
Other**	–0.11%	2.96%	0.00%
Materials	–0.11%	1.77%	11.68%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–4.77%	15.37%	11.43%
Consumer Discretionary	–1.69%	22.10%	9.38%
Utilities	–0.36%	1.00%	3.92%
Information Technology	–0.28%	10.41%	6.53%
Health Care	–0.22%	0.81%	6.90%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Li & Fung, Ltd. Distribution/Wholesale	9.1%
United Continental Holdings, Inc. Airlines	5.9%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	5.1%
Delta Air Lines, Inc. Airlines	4.8%
Reliance Industries, Ltd. Oil Refining and Marketing	4.7%

29.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 25.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of December 31, 2011

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012						Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	–0.15%	–26.55%	–3.88%	9.47%	10.09%	0.66%

Janus Aspen Overseas Portfolio – Service Shares	–0.27%	–26.74%	–4.12%	9.20%	9.97%	0.91%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	2.77%	–14.57%	–4.62%	6.74%	N/A**

Morgan Stanley Capital International EAFE® Index	2.96%	–13.83%	–6.10%	5.14%	3.89%

Lipper Quartile – Institutional Shares	–	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	–	300/306	53/216	5/145	1/34

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

6 | JUNE 30, 2012

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Overseas Portfolio held approximately 12.6% of its assets in Indian securities as of June 30, 2012, and the Portfolio may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$999.60	$2.54

Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$998.40	$3.78

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.82

†	Expenses are equal to the annualized expense ratio of 0.51% for Institutional Shares and 0.76% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8 | JUNE 30, 2012

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares		Value

Common Stock – 92.6%
Agricultural Operations – 0.1%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.ß,°°	$1,801,572
Airlines – 11.9%
6,424,717	Delta Air Lines, Inc.*,**	70,350,651
7,045,861	International Consolidated Airlines Group S.A.*	17,632,228
3,539,418	United Continental Holdings, Inc.*,**	86,114,040
		174,096,919
Automotive – Cars and Light Trucks – 3.8%
5,834,934	Ford Motor Co.**	55,957,017
Building – Residential and Commercial – 1.1%
3,624,800	MRV Engenharia e Participacoes S.A.	16,786,495
Commercial Banks – 8.4%
6,748,744	Banco Bilbao Vizcaya Argentaria S.A.	48,632,705
10,700	Banco do Brasil S.A.	104,059
14,995,619	Commercial Bank of Ceylon PLC	11,115,410
6,556,060	Hatton National Bank PLC	7,212,854
9,198,532	Intesa Sanpaolo SpA	13,154,577
1,637,655	Punjab National Bank	23,893,071
486,890	State Bank of India	19,007,434
		123,120,110
Distribution/Wholesale – 10.3%
4,383,510	Adani Enterprises, Ltd.	17,628,514
68,129,940	Li & Fung, Ltd.	132,206,914
		149,835,428
Diversified Banking Institutions – 6.8%
950,571	BNP Paribas S.A.	36,689,692
967,144	Deutsche Bank A.G.	35,143,499
15,195,231	Lloyds Banking Group PLC*	7,472,910
824,394	Societe Generale S.A.	19,433,682
		98,739,783
Diversified Operations – 1.7%
1,707,000	Aitken Spence & Co. PLC	1,412,843
22,233,465	Melco International Development, Ltd.	17,920,072
302,885	Orascom Development Holding A.G.	4,819,253
		24,152,168
Diversified Operations – Commercial Services – 1.7%
18,303,333	John Keells Holdings PLC	25,062,363
E-Commerce/Services – 0.7%
605,955	Ctrip.com International, Ltd. (ADR)*	10,155,806
Electric – Integrated – 0.5%
824,490	Centrais Eletricas Brasileiras S.A.	8,014,164
Electronic Components – Semiconductors – 1.4%
2,646,191	ARM Holdings PLC	21,069,326
Entertainment Software – 1.8%
1,329,800	Nexon Co., Ltd.**	26,020,254
Finance – Mortgage Loan Banker – 0.9%
1,069,135	Housing Development Finance Corp.	12,582,395
Food – Meat Products – 0.7%
3,274,000	JBS S.A.	9,830,804
Food – Retail – 0.6%
370,073	X5 Retail Group N.V. (GDR)	8,479,585
Hotels and Motels – 3.1%
23,407,835	Shangri-La Asia, Ltd.	44,894,826
Independent Power Producer – 0.4%
7,057,844	Adani Power, Ltd.*	6,356,303
Internet Content – Entertainment – 1.7%
1,138,888	Youku.com, Inc. (ADR)*	24,691,092
Medical – Drugs – 1.2%
375,210	Jazz Pharmaceuticals PLC*	16,888,202
Metal – Diversified – 1.2%
1,721,734	Ivanhoe Mines, Ltd.*	16,983,896
Oil and Gas Drilling – 0.4%
1,343,952	Karoon Gas Australia, Ltd.*	5,640,214
Oil Companies – Exploration and Production – 5.1%
2,641,915	Chariot Oil & Gas, Ltd.*	4,250,082
1,218,001	Cobalt International Energy, Inc.*	28,623,024
1,355,000	HRT Participacoes em Petroleo S.A.*	4,223,832
959,383	Niko Resources, Ltd.	12,649,754
3,643,800	OGX Petroleo e Gas Participacoes S.A.*	9,979,534
1,548,075	Ophir Energy PLC*	14,076,528
		73,802,754
Oil Companies – Integrated – 6.3%
830,971	Pacific Rubiales Energy Corp.	17,602,412
3,954,905	Petroleo Brasileiro S.A. (ADR)**	74,233,567
		91,835,979
Oil Refining and Marketing – 4.7%
5,114,549	Reliance Industries, Ltd.	68,027,628
Property and Casualty Insurance – 1.4%
3,104,013	Reliance Capital, Ltd.	20,143,807
Real Estate Operating/Development – 7.5%
14,850,684	China Overseas Land & Investment, Ltd.	34,839,065
837,369	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	6,171,229
1,998,991	DLF, Ltd.	7,177,955
70,494,732	Evergrande Real Estate Group, Ltd.	36,443,987
4,544,000	Hang Lung Properties, Ltd.	15,468,423
5,510,620	PDG Realty S.A. Empreendimentos e Participacoes	9,631,648
		109,732,307
Semiconductor Equipment – 1.1%
327,835	ASML Holding N.V.	16,702,884
Sugar – 2.4%
7,740,526	Bajaj Hindusthan, Ltd.	4,143,258
426,300	Bajaj Hindusthan, Ltd. (GDR)	228,152
2,362,405	Cosan, Ltd. – Class A	29,978,919
		34,350,329
Telecommunication Services – 0.3%
3,915,909	Reliance Communications, Ltd.	4,444,778
Toys – 3.4%
430,100	Nintendo Co., Ltd.**	50,195,259

Total Common Stock (cost $1,539,080,426)		1,350,394,447

Right – 0.1%
Metal – Diversified – 0.1%
1,721,734	Ivanhoe Mines, Ltd.* (cost $0)	1,556,293

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares		Value

Money Market – 4.7%
68,632,979	Janus Cash Liquidity Fund LLC, 0% (cost $68,632,979)	$68,632,979

Total Investments (total cost $1,607,713,405) – 97.4%		1,420,583,719

Cash, Receivables and Other Assets, net of Liabilities**– 2.6%		37,355,223

Net Assets – 100%		$1,457,938,942

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,640,214	0.4%
Bermuda	207,080,659	14.6%
Brazil	138,975,332	9.8%
Canada	48,792,355	3.4%
Cayman Islands	73,092,457	5.1%
France	56,123,374	3.9%
Germany	35,143,499	2.5%
Guernsey	4,250,082	0.3%
Hong Kong	68,227,560	4.8%
India	183,633,295	12.9%
Ireland	16,888,202	1.2%
Italy	13,154,577	0.9%
Japan	76,215,513	5.4%
Netherlands	25,182,469	1.8%
Spain	66,264,933	4.7%
Sri Lanka	44,803,470	3.2%
Switzerland	4,819,253	0.3%
United Kingdom	42,618,764	3.0%
United States††	309,677,711	21.8%

Total	$1,420,583,719	100.0%

††	Includes Cash Equivalents (17.0% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Japanese Yen 7/19/12	2,465,000,000	$30,851,672	$377,741

HSBC Securities (USA), Inc.: Japanese Yen 7/12/12	2,705,000,000	33,851,487	198,512

JPMorgan Chase & Co.: Japanese Yen 8/2/12	2,491,000,000	31,184,203	106,622

RBC Capital Markets Corp.: Japanese Yen 7/26/12	2,000,000,000	25,034,738	130,091

Total		$120,922,100	$812,966

Total Return Swaps outstanding at June 30, 2012

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Goldman Sachs International	404,369,279 JPY	1-month JPY LIBOR plus 35 basis points	Custom Japanese Bank Stock Basket	12/24/12	$258,512
Morgan Stanley & Co. International PLC	4,496,328,910 JPY	1-month JPY LIBOR plus 50 basis points	Custom Japanese Bank Stock Basket	12/28/12	4,261,779
Morgan Stanley & Co. International PLC	17,543,596	1-month USD LIBOR plus 85 basis points	Sberbank 13 Month TR Swap	1/17/13	2,578,053
UBS A.G.	19,408,655	1-month USD LIBOR plus 85 basis points	Sberbank 13 Month TR Swap	7/16/12	3,043,206

Total					$10,141,550

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2012 (unaudited)	Overseas
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,607,713
Unaffiliated investments at value	$1,351,951
Affiliated investments at value	68,633
Cash	1,461
Restricted cash (Note 1)	3,190
Receivables:
Investments sold	16,906
Portfolio shares sold	645
Dividends	3,927
Foreign dividend tax reclaim	102
Outstanding swap contracts at value	10,142
Dividends and interest on swap contracts	1,993
Non-interested Trustees’ deferred compensation	23
Other assets	21
Forward currency contracts	813
Total Assets	1,459,807
Liabilities:
Payables:
Portfolio shares repurchased	894
Advisory fees	493
Fund administration fees	12
Internal servicing cost	1
Distribution fees and shareholder servicing fees	201
Non-interested Trustees’ fees and expenses	51
Non-interested Trustees’ deferred compensation fees	23
Accrued expenses and other payables	193
Total Liabilities	1,868
Net Assets	$1,457,939
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,648,998
Undistributed net investment income*	14,447
Undistributed net realized loss from investment and foreign currency transactions*	(29,347)
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(176,159)
Total Net Assets	$1,457,939
Net Assets - Institutional Shares	$462,464
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,808
Net Asset Value Per Shares	$33.49
Net Assets - Service Shares	$995,475
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	30,443
Net Asset Value Per Share	$32.70

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2012 (unaudited)	Overseas
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$3
Dividends	19,803
Dividends from affiliates	22
Foreign tax withheld	(1,136)
Total Investment Income	18,692
Expenses:
Advisory fees	3,719
Internal servicing expense - Institutional Shares	2
Internal servicing expense - Service Shares	4
Shareholder reports expense	91
Transfer agent fees and expenses	6
Registration fees	32
Custodian fees	173
Professional fees	26
Non-interested Trustees’ fees and expenses	41
Fund administration fees	79
Distribution fees and shareholder servicing fees - Service Shares	1,270
Distribution fees and shareholder servicing fees - Service II Shares	169
Other expenses	90
Total Expenses	5,702
Expense and Fee Offset	(3)
Net Expenses	5,699
Net Investment Income	12,993
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	52,792
Net realized gain from swap contracts	6,184
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(78,226)
Change in unrealized net appreciation/(depreciation) of swap contracts	18,185
Net Loss on Investments	(1,065)
Net Increase in Net Assets Resulting from Operations	$11,928

See Notes to Financial Statements.

12 | JUNE 30, 2012

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Overseas
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$12,993	$10,355
Net realized gain from investment and foreign currency transactions	58,976	61,291
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(60,041)	(852,659)
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,928	(781,013)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2,232)	(2,940)
Service Shares	(4,294)	(4,676)
Service II Shares	–	(1,005)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(52,074)	(6,131)
Service Shares	(114,512)	(12,299)
Service II Shares	–	(2,677)
Net Decrease from Dividends and Distributions	(173,112)	(29,728)
Capital Share Transactions:
Shares Sold
Institutional Shares	29,320	80,885
Service Shares(1)	255,341	191,200
Service II Shares	5,172	19,176
Redemption Fees
Service II Shares	9	22
Reinvested Dividends and Distributions
Institutional Shares	54,306	9,062
Service Shares	118,806	16,975
Service II Shares	–	3,681
Shares Repurchased
Institutional Shares	(41,768)	(125,552)
Service Shares	(143,498)	(319,424)
Service II Shares(1)	(207,795)	(92,445)
Net Increase/(Decrease) from Capital Share Transactions	69,893	(216,420)
Net Decrease in Net Assets	(91,291)	(1,027,161)
Net Assets:
Beginning of period	1,549,230	2,576,391
End of period	$1,457,939	$1,549,230

Undistributed Net Investment Income*	$14,447	$7,979

*	See Note 5 in Notes to Financial Statements.
(1)	Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares due to the elimination of the redemption fee. This was accomplished by a tax-free exchange of shares in the amount of 4,581,576 Service II Shares (valued at $194,963,005) for 4,609,055 Service Shares.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Overseas Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$38.15	$57.10	$45.89	$26.49	$65.36	$51.21
Income from Investment Operations:
Net investment income	0.29	0.42	0.41	0.43	0.76	0.50
Net gain/(loss) on investments (both realized and unrealized)	(0.48)	(18.65)	11.15	20.22	(30.76)	14.02
Total from Investment Operations	(0.19)	(18.23)	11.56	20.65	(30.00)	14.52
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.23)	(0.35)	(0.21)	(0.63)	(0.37)
Distributions (from capital gains)*	(4.29)	(0.49)	–	(1.04)	(8.24)	–
Total Distributions	(4.47)	(0.72)	(0.35)	(1.25)	(8.87)	(0.37)
Net Asset Value, End of Period	$33.49	$38.15	$57.10	$45.89	$26.49	$65.36
Total Return**	(0.04)%	(32.25)%	25.33%	79.15%	(52.04)%	28.41%
Net Assets, End of Period (in thousands)	$462,464	$473,616	$751,518	$716,237	$402,911	$987,570
Average Net Assets for the Period (in thousands)	$522,566	$632,218	$708,368	$554,581	$736,913	$915,608
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.51%	0.65%	0.68%	0.70%	0.69%	0.70%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.51%	0.65%	0.68%	0.70%	0.69%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.51%	0.65%	0.68%	0.70%	0.69%	0.70%
Ratio of Net Investment Income to Average Net Assets***	1.75%	0.66%	0.47%	0.64%	1.31%	0.70%
Portfolio Turnover Rate	18%	32%	30%	44%	56%	59%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2012 (unaudited) and	Janus Aspen Overseas Portfolio
each fiscal year ended December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$37.38	$56.04	$45.08	$26.07	$64.56	$50.62
Income from Investment Operations:
Net investment income	0.28	0.27	0.20	0.34	0.68	0.38
Net gain/(loss) on investments (both realized and unrealized)	(0.51)	(18.25)	11.03	19.86	(30.36)	13.82
Total from Investment Operations	(0.23)	(17.98)	11.23	20.20	(29.68)	14.20
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.19)	(0.27)	(0.15)	(0.57)	(0.26)
Distributions (from capital gains)*	(4.29)	(0.49)	–	(1.04)	(8.24)	–
Total Distributions	(4.45)	(0.68)	(0.27)	(1.19)	(8.81)	(0.26)
Net Asset Value, End of Period	$32.70	$37.38	$56.04	$45.08	$26.07	$64.56
Total Return**	(0.16)%	(32.41)%	25.02%	78.66%	(52.15)%	28.09%
Net Assets, End of Period (in thousands)	$995,475	$896,544	$1,475,804	$1,254,824	$757,331	$1,549,980
Average Net Assets for the Period (in thousands)	$1,021,490	$1,232,913	$1,328,827	$1,001,144	$1,251,214	$1,326,458
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.90%	0.93%	0.95%	0.94%	0.95%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.76%	0.90%	0.93%	0.95%	0.94%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.90%	0.93%	0.95%	0.94%	0.95%
Ratio of Net Investment Income to Average Net Assets***	1.65%	0.41%	0.21%	0.39%	1.10%	0.44%
Portfolio Turnover Rate	18%	32%	30%	44%	56%	59%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

14 | JUNE 30, 2012

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

°°  Schedule of Fair Valued Securities (as of June 30, 2012)

		Value as a
	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Chaoda Modern Agriculture Holdings, Ltd.	$1,801,572	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Agricultural Operations	$–	$1,801,572	$–
Airlines	156,464,691	17,632,228	–
Commercial Banks	104,059	123,016,051	–
Distribution/Wholesale	–	149,835,428	–
Diversified Banking Institutions	–	98,739,783	–
Diversified Operations	–	24,152,168	–
Diversified Operations – Commercial Services	–	25,062,363	–
E-Commerce/Services	–	10,155,806	–
Electronic Components – Semiconductors	–	21,069,326	–
Entertainment Software	–	26,020,254	–
Finance – Mortgage Loan Banker	–	12,582,395	–
Food – Retail	–	8,479,585	–
Hotels and Motels	–	44,894,826	–
Independent Power Producer	–	6,356,303	–
Internet Content – Entertainment	–	24,691,092	–
Oil and Gas Drilling	–	5,640,214	–
Oil Companies – Exploration and Production	55,476,144	18,326,610	–
Oil Companies – Integrated	17,602,412	74,233,567	–
Oil Refining and Marketing	–	68,027,628	–
Property and Casualty Insurance	–	20,143,807	–
Real Estate Operating/Development	15,802,877	93,929,430	–
Semiconductor Equipment	–	16,702,884	–
Sugar	29,978,919	4,371,410	–

Janus Aspen Series | 15

Notes to Schedule of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Telecommunication Services	–	4,444,778	–
Toys	–	50,195,259	–
All Other	124,460,578	–	–

Right	1,556,293	–	–

Money Market	–	68,632,979	–

Total Investments in Securities	$401,445,973	$1,019,137,746	$–

Other Financial Instruments(b):	$–	$10,954,516	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$268,026,513

16 | JUNE 30, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Effective April 27, 2012, Service II Shares were converted to Service Shares of the Portfolio. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1.00% was imposed on interests in separate accounts or plans held 60 days or less. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for

18 | JUNE 30, 2012

“inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of June 30, 2012, Janus Aspen Overseas Portfolio had restricted cash in the amount of $3,190,000. The restricted cash represents collateral received in relation to swap contracts invested in by the Portfolio at June 30, 2012. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Overseas Portfolio	$867,856,581	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually

20 | JUNE 30, 2012

negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Outstanding swap contracts at value	$10,141,550
Foreign Exchange Contracts	Forward currency contracts	812,966

Total		$10,954,516

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$6,184,393	$–	$–	$6,184,393
Foreign Exchange Contracts	–	–	–	3,327,720	3,327,720

Total	$–	$6,184,393	$–	$3,327,720	$9,512,113

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$18,184,646	$–	$–	$18,184,646
Foreign Exchange Contracts	–	–	–	2,099,773	2,099,773

Total	$–	$18,184,646	$–	$2,099,773	$20,284,419

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

22 | JUNE 30, 2012

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement

24 | JUNE 30, 2012

period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2012, the Portfolio recorded a Performance Adjustment of $(1,631,433).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Effective April 27, 2012, Service II Shares were converted to Service Shares of the Portfolio. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

During the period, a 1.00% redemption fee was imposed on Service II Shares of the Portfolio held for 60 days or less. This fee was paid to the Portfolio rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio. Total redemption fees for the period ended June 30, 2012 were $8,787 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Aspen Overseas Portfolio
Janus Cash Liquidity Fund LLC	$291,289,086	$(268,925,225)	$21,871	$68,632,979

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments

26 | JUNE 30, 2012

are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Overseas Portfolio	$1,607,120,323	$254,083,942	$(440,620,546)	$(186,536,604)

6.	Capital Share Transactions

For the six-month period ended June 30, 2012 (unaudited)	Janus Aspen Overseas
and the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	681	1,628
Reinvested dividends and distributions	1,682	176
Shares repurchased	(968)	(2,553)
Net Increase/(Decrease) in Portfolio Shares	1,395	(749)
Shares Outstanding, Beginning of Period	12,413	13,162
Shares Outstanding, End of Period	13,808	12,413
Transactions in Portfolio Shares – Service Shares
Shares sold	1,490	3,918
Shares sold – Service II Shares Conversion(1)	4,609	N/A
Reinvested dividends and distributions	3,768	336
Shares repurchased	(3,408)	(6,604)
Net Increase/(Decrease) in Portfolio Shares	6,459	(2,350)
Shares Outstanding, Beginning of Period	23,984	26,334
Shares Outstanding, End of Period	30,443	23,984
Transactions in Portfolio Shares – Service II Shares
Shares sold	113	368
Reinvested dividends and distributions	–	73
Shares repurchased	(293)	(1,872)
Shares repurchased – Service II Shares Conversion(1)	(4,582)	N/A
Net Increase/(Decrease) in Portfolio Shares	(4,762)	(1,431)
Shares Outstanding, Beginning of Period	4,762	6,193
Shares Outstanding, End of Period	–	4,762
(1) Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares due to the elimination of the redemption fee.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$289,038,334	$406,268,047	$–	$–

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | JUNE 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

30 | JUNE 30, 2012

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32 | JUNE 30, 2012

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81120 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any performance adjustment to management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot
The Portfolio seeks to invest in what we believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeffrey R Kautz co-portfolio manager

Performance Overview

During the six months ended June 30, 2012, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 4.02% and 3.79%, respectively, while its benchmark, the Russell Midcap Value Index, returned 7.78%.

Economic Environment

The stock market’s strong fourth quarter 2011 rebound extended into the first quarter, which provided the best quarterly returns in the U.S. in over 10 years. This brought equity markets to recovery highs. The strength was a result of continuing aggressive monetary policy in the U.S., coupled with lessened European breakup fears (Greece received a reprieve from a disorderly default) and a continuing recovery in the global economies (except Europe).

Market optimism that lifted stocks higher in the first quarter quickly dissipated during the second quarter as investors remained skittish with the steady stream of bad news emanating from Europe coupled with sluggish economic growth in the U.S. and in China. These concerns kept markets on edge through the end of the period.

In Europe, the European Central Bank (ECB) and eurozone political leaders continued to push liquidity in an effort to keep the financial system buoyant. Structural reform progress remains slow as each country continues to impose its own agenda. While the latest round of acronym laden liquidity plans buy time, challenges remain to keep the European Union together and the contagion risk limited. Although China continues to have growth, the degree of deceleration and imbalances in its economy is uncertain. In addition, geopolitical risks have come to the forefront once again with recent unrest across the Middle East, particularly with the threat of a nuclear weapon enabled Iran and the potential for civil war in Syria. This type of market environment leaves investors in alternative swings between fear and euphoria resting on the unknown of the contagion impact, not only on Europe, but to the U.S. and rest of the world as well.

On a positive note, in the U.S., the market appears reasonably valued with the S&P 500 Index trading at approximately 14x 2012 earnings with an approximate 7% earnings yield. In addition, the S&P 500 dividend yield of 2.3% remains in excess of the 10-year Treasury yield of 1.60% – the first time in 50 years that stocks have yielded more than 10-year Treasuries. Corporate margins are near all-time highs with strong balance sheets that are flush with cash. Nevertheless, we remain cautious as operating leverage may not be enough for sustainability of these record margins and companies will need new ways of finding continued long-term top line growth.

Holdings That Detracted

Our holdings in consumer discretionary as well as our holdings and overweight in energy detracted the most from relative performance. Within energy and for the Portfolio overall, Hess Corp. was our largest detractor. The integrated energy company’s exploration and production business has balanced exposure between oil and natural gas. Hess suffered operational problems in 2011 and had planned 2012 to be the year of execution to regain investor confidence. Unfortunately, in April, management indicated the company would not achieve targeted oil production growth from the Bakken shale in North Dakota and noted capital expenditures would increase from previous guidance. We continue to favor Hess for its high quality assets and strong balance sheet. We believe the stock’s reward-to-risk ratio is favorable, and we see limited downside potential from a near seven-year low.

Communications equipment provider Polycom also weighed on performance. Polycom’s stock fell significantly after reporting weak quarterly results due to a slowdown

2 | JUNE 30, 2012

(unaudited)

in video conferencing sales. Weak government spending, financial services exposure and declining enterprise sales all contributed to the revenue miss. Additionally, the new CFO reset margin goals, which are more reasonable in the current economic climate. Despite the weakness, Polycom gained market share from its main competitors. Its strong balance sheet (cash represents over 30% of the stock’s market capitalization) and free cash flow limit downside at the current price, in our view.

Within consumer discretionary, RadioShack declined significantly after the company reduced its earnings guidance owing to margin pressure that was greater than anticipated. This pressure is coming from the launch of a kiosk business at Target, growth of low-margin iPhone sales and weakness in its traditional consumer electronics business. We exited our position. While the valuation and dividend yield remain attractive in our view, the margin declines were worse than we expected.

Holdings That Contributed

Our financial holdings, led by Discover Financial Services, were the largest contributors to relative performance. Discover continued to benefit from increasing consensus earnings estimates. Discover’s tight underwriting criteria is creating a “windfall” of high-returning business in the current economic environment. The conservative underwriting has led Discover to experience low net charge off numbers and early stage delinquencies, both of which we believe will continue. Discover has a solid balance sheet with large excess capital ratios, and shareholders have benefited from a $2 billion buyback program, which the Federal Reserve approved. We believe the combination of balance sheet strength and low price/earnings valuation results in a favorable risk/reward going forward.

Allstate Corp. was also a key contributor. The insurer has disappointed in recent years through growth of a non-core annuities book, lack of growth in its core auto business, and mispricing of its homeowners’ insurance business. Allstate’s cumulative price actions and expense initiatives in 2011 put the business on a path towards solid core returns. The company’s shares appreciated as the market gained confidence in its ability to earn a greater return on capital.

Homebuilder MDC Corp. also performed strongly during the period. We consider MDC one of the strongest financially in the homebuilding industry – one of only two public homebuilders to have more cash than debt on its balance sheet. Relatedly, we feel the land on its balance sheet is not as overpriced as many of its competitors’. After declining over the last seven years, the stock has performed strongly this year. Housing has shown signs of bottoming, and the company is likely to report its second year of profits since 2006. We trimmed our position as the stock’s substantial appreciation made its risk/reward trade off less attractive, in our view.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes (making investments in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues. We believe that these puts provide some insurance against the small but real possibility of a significant market disruption from sovereign risk compounded by contagion and trillions of dollars of derivatives. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of providing above average long-term investment returns on both an absolute and relative basis. In aggregate, the positions detracted from the Portfolio’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Market Outlook and Positioning

We believe the greatest current risk rests with Europe where the status of its political and economic union is in question and the challenge of dealing with its bank and sovereign debt continues. Austerity measures are dampening economic growth and signs of weakness in the peripheral eurozone countries are starting to spread to the core. In addition, the pace of Chinese growth is uncertain at a time when it is going through a political transition. The U.S. economy continues to perform below its potential, with job growth lacking, and a slow recovery in the housing market even with record low mortgage rates and attractive affordability. Economic leadership out of Washington continues to struggle, with little hope of a change as elections rapidly approach in November. The upcoming “fiscal cliff” (a politically imposed deadline on tax and spending policy) is a real issue that can impact the direction of government spending and individual tax rates. As such, we believe these elements of uncertainty are likely to be an overhang on the market.

As described earlier, we believe that the market is fairly valued. However we are sensitive to the fact that it is well above the lows of 2009 and late 2011 and that there is an unusual amount of uncertainty and risk at the moment. Thus, we remain cautious with above average cash levels, which detracted from performance during the period. We

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

have been exercising our normal discipline in trimming or eliminating stocks that are approaching our price targets or have deteriorating financials. Our sector positioning is relatively unchanged with underweightings in financials and utilities and an overweighting in healthcare. We are finding somewhat fewer opportunities to reinvest the proceeds of these sales and are being patient as we see how earnings unfold. This could be an especially interesting period as earnings and projections could be below consensus, reflecting a softer economy. In that context, part of our investment process is to model the earnings impact of an economy that is weaker than consensus expectations. Our current downside price targets reflect the earnings that each company might have in a mild recession of -0.5% GDP (Gross Domestic Product). Our upside earnings and price targets are based on 2-2.5% GDP growth. In all cases, we emphasize financially strong companies which have tended to outperform in difficult periods. For the foreseeable future we believe we are likely to have slower growth and perhaps financial air-pockets due to deleveraging of governments, banks, and individuals. In that context our focus on financial strength and conservative expectations seems especially appropriate.

We believe that stock prices could be volatile as the eurozone wrestles with debt issues, the U.S. economic recovery remains fragile, and sound long-term economic policy initiatives are elusive around the globe. These periods of market volatility provide us with opportunities to buy financially strong companies that are temporarily insufficiently valued. Our above average cash levels enhance our flexibility to take advantage of those situations.

This somewhat conservative stance is also reflective of our focus on downside protection. By mitigating capital loss in down markets and capturing solid absolute returns during strong periods, we seek to maximize the effect of compounding. This has resulted in our history of delivering attractive, less volatile performance across full market cycles relative to our benchmark and peers. Our approach can lag in strong market periods such as the last three years. But over full market cycles, such as the last five years or longer, our process has provided strong returns. This is important at a time when investors are risk sensitive. Some investors have been selling stocks to buy bonds, which we believe have less favorable appreciation potential and their own unique risks given current historically low interest rates. While it is important to recognize that there are significant short-term risks in the equity markets, we feel that stocks are currently more attractively priced relative to bonds than we have seen in our over 30 years of experience.

As we navigate the current market uncertainty, we want to thank you for the confidence you have placed in Perkins Investment Management. Our investment team remains firmly committed to our value discipline and remains heavily invested in our strategies right alongside our clients.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

4 | JUNE 30, 2012

(unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Discover Financial Services	0.48%
Allstate Corp.	0.35%
M.D.C. Holdings, Inc.	0.30%
SunTrust Banks, Inc.	0.27%
Everest Re Group, Ltd.	0.27%

5 Bottom Performers – Holdings

Contribution

Hess Corp.	–0.29%
Polycom, Inc.	–0.27%
iShares Russell 2000® Index Fund (ETF) expires August 2012 exercise price $75.00	–0.24%
RadioShack Corp.	–0.24%
Bill Barrett Corp.	–0.19%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	0.49%	24.79%	31.81%
Health Care	0.47%	12.69%	6.07%
Telecommunication Services	0.90%	2.36%	0.70%
Industrials	–0.01%	10.89%	10.73%
Utilities	–0.04%	3.11%	13.27%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	–1.15%	10.63%	6.22%
Consumer Discretionary	–0.97%	9.19%	11.54%
Information Technology	–0.63%	10.11%	8.32%
Consumer Staples	–0.51%	5.29%	6.62%
Other**	–0.51%	7.86%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Travelers Cos., Inc. Property and Casualty Insurance	1.3%
Vodafone Group PLC (ADR) Cellular Telecommunications	1.3%
Ameriprise Financial, Inc. Investment Management and Advisory Services	1.3%
Western Union Co. Commercial Services – Finance	1.2%
Fifth Third Bancorp Super-Regional Banks	1.2%

6.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of December 31, 2011

6 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	4.02%	–3.94%	1.96%	10.43%#	0.84%	0.84%

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	3.79%	–4.28%	1.60%	9.76%*	1.10%	1.10%

Russell Midcap® Value Index	7.78%	–0.37%	–0.13%	10.12%**

Lipper Quartile – Service Shares	–	4th	1st	1st

Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	–	176/220	23/160	3/83

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Service Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

#	Institutional Shares inception date – May 1, 2003
*	Service Shares inception date – December 31, 2002
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,040.20	$3.15

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,037.90	$4.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

†	Expenses are equal to the annualized expense ratio of 0.62% for Institutional Shares and 0.94% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8 | JUNE 30, 2012

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 86.4%
Aerospace and Defense – 1.2%
7,600	General Dynamics Corp.	$501,296
7,100	Raytheon Co.	401,789
10,900	Rockwell Collins, Inc.	537,915
		1,441,000
Agricultural Chemicals – 0.7%
16,600	Mosaic Co.	909,016
Applications Software – 0.7%
13,000	Microsoft Corp.**	397,670
20,900	Progress Software Corp.*	436,183
		833,853
Automotive – Truck Parts and Equipment – Original – 1.0%
22,400	Lear Corp.	845,152
9,100	TRW Automotive Holdings Corp.*	334,516
		1,179,668
Beverages – Non-Alcoholic – 0.3%
9,636	Dr. Pepper Snapple Group, Inc.	421,575
Brewery – 0.9%
26,600	Molson Coors Brewing Co. – Class B	1,106,826
Building – Residential and Commercial – 0.5%
17,500	M.D.C. Holdings, Inc.	571,725
Cellular Telecommunications – 1.3%
55,700	Vodafone Group PLC (ADR)	1,569,626
Chemicals – Diversified – 0.5%
12,354	FMC Corp.	660,692
Commercial Banks – 0.4%
2,784	First Republic Bank	93,542
30,520	TCF Financial Corp.	350,370
		443,912
Commercial Services – Finance – 1.9%
20,000	Global Payments, Inc.	864,600
88,700	Western Union Co.	1,493,708
		2,358,308
Computers – Memory Devices – 0.4%
14,100	NetApp, Inc.*	448,662
Dental Supplies and Equipment – 0.4%
12,400	Patterson Cos., Inc.	427,428
Diversified Minerals – 0.5%
19,600	Teck Resources, Ltd. – Class B	606,424
Diversified Operations – 1.1%
26,200	Tyco International, Ltd. (U.S. Shares)	1,384,670
Electric – Integrated – 2.6%
12,900	Entergy Corp.	875,781
27,200	Exelon Corp.	1,023,264
47,000	PPL Corp.	1,307,070
		3,206,115
Electronic Components – Miscellaneous – 0.8%
14,700	Garmin, Ltd.	562,863
17,700	Gentex Corp.	369,399
		932,262
Electronic Components – Semiconductors – 1.2%
10,900	Altera Corp.	368,856
42,600	QLogic Corp.*	583,194
19,100	Semtech Corp.*	464,512
		1,416,562
Electronic Parts Distributors – 0.7%
16,600	Tech Data Corp.*	799,622
Engineering – Research and Development Services – 2.2%
37,031	Jacobs Engineering Group, Inc.*	1,401,993
21,800	KBR, Inc.	538,678
20,236	URS Corp.	705,832
		2,646,503
Fiduciary Banks – 0.9%
24,500	State Street Corp.	1,093,680
Finance – Credit Card – 1.1%
39,300	Discover Financial Services	1,358,994
Finance – Investment Bankers/Brokers – 0.7%
20,400	Lazard, Ltd. – Class A	530,196
10,500	Raymond James Financial, Inc.	359,520
		889,716
Finance – Other Services – 0.6%
2,700	CME Group, Inc.	723,897
Food – Miscellaneous/Diversified – 0.9%
32,500	Unilever PLC (ADR)	1,096,225
Food – Retail – 0.6%
15,200	Kroger Co.	352,488
17,600	Safeway, Inc.	319,440
		671,928
Food – Wholesale/Distribution – 0.9%
35,100	Sysco Corp.	1,046,331
Footwear and Related Apparel – 0.3%
8,840	Deckers Outdoor Corp.*	389,048
Gas – Transportation – 0.4%
13,700	AGL Resources, Inc.	530,875
Gold Mining – 2.0%
45,100	Eldorado Gold Corp.	555,632
36,300	Goldcorp, Inc. (U.S. Shares)	1,364,154
10,700	Newmont Mining Corp.	519,057
		2,438,843
Instruments – Scientific – 1.4%
18,400	PerkinElmer, Inc.	474,720
24,100	Thermo Fisher Scientific, Inc.	1,251,031
		1,725,751
Internet Security – 0.8%
69,600	Symantec Corp.*	1,016,856
Intimate Apparel – 0.4%
10,500	Warnaco Group, Inc.*	447,090
Investment Management and Advisory Services – 1.8%
30,000	Ameriprise Financial, Inc.	1,567,800
6,200	Franklin Resources, Inc.	688,138
		2,255,938
Leisure & Recreation Products – 0.2%
11,052	WMS Industries, Inc.*	220,487

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Machinery – Farm – 0.8%
11,700	Deere & Co.	$946,179
Machinery – General Industrial – 0.4%
20,650	Babcock & Wilcox Co.*	505,925
Medical – Biomedical and Genetic – 1.5%
18,900	Charles River Laboratories International, Inc.*	619,164
26,000	Life Technologies Corp.*	1,169,740
		1,788,904
Medical – Drugs – 0.8%
17,100	Novartis A.G. (ADR)	955,890
Medical – Generic Drugs – 0.6%
19,100	Teva Pharmaceutical Industries, Ltd. (ADR)	753,304
Medical – HMO – 1.1%
11,600	Aetna, Inc.	449,732
10,300	Health Net, Inc.*	249,981
11,000	WellPoint, Inc.	701,690
		1,401,403
Medical – Wholesale Drug Distributors – 0.7%
9,500	McKesson Corp.	890,625
Medical Instruments – 0.5%
16,400	St. Jude Medical, Inc.	654,524
Medical Labs and Testing Services – 1.6%
15,200	Covance, Inc.*	727,320
13,900	Laboratory Corp. of America Holdings*	1,287,279
		2,014,599
Medical Products – 0.9%
4,800	Becton, Dickinson and Co.	358,800
12,300	Zimmer Holdings, Inc.	791,628
		1,150,428
Medical Sterilization Products – 0.6%
24,200	STERIS Corp.	759,154
Metal – Aluminum – 0.3%
40,900	Alcoa, Inc.	357,875
Metal – Copper – 0.4%
15,600	Freeport-McMoRan Copper & Gold, Inc.	531,492
Metal Processors and Fabricators – 0.2%
13,700	Kaydon Corp.	293,043
Motion Pictures and Services – 0.4%
11,600	Dolby Laboratories, Inc. – Class A*	479,080
Multi-Line Insurance – 1.1%
38,500	Allstate Corp.	1,350,965
Multimedia – 0.6%
16,100	Viacom, Inc. – Class B	757,022
Networking Products – 1.2%
51,000	Cisco Systems, Inc.	875,670
51,300	Polycom, Inc.*	539,676
		1,415,346
Non-Hazardous Waste Disposal – 0.6%
29,400	Republic Services, Inc.	777,924
Oil – Field Services – 0.3%
5,500	CARBO Ceramics, Inc.	422,015
Oil and Gas Drilling – 0.4%
9,393	Ensco PLC – Class A	441,189
Oil Companies – Exploration and Production – 7.5%
10,700	Anadarko Petroleum Corp.	708,340
15,319	Bill Barrett Corp.*	328,133
12,800	Devon Energy Corp.	742,272
12,500	EnCana Corp. (U.S. Shares)	260,375
20,500	EQT Corp.	1,099,415
50,600	EXCO Resources, Inc.	384,054
29,200	Forest Oil Corp.*	214,036
27,255	Lone Pine Resources, Inc.*	74,951
12,118	Noble Energy, Inc.	1,027,849
16,700	Plains Exploration & Production Co.*	587,506
49,400	QEP Resources, Inc.	1,480,518
14,400	Southwestern Energy Co.*	459,792
43,900	Talisman Energy, Inc.	503,094
11,400	Whitting Petroleum Corp.*	468,768
52,700	WPX Energy, Inc.	852,686
		9,191,789
Oil Companies – Integrated – 0.8%
23,100	Hess Corp.	1,003,695
Oil Field Machinery and Equipment – 0.3%
4,700	National Oilwell Varco, Inc.	302,868
Pipelines – 0.8%
12,800	Plains All American Pipeline L.P.	1,034,368
Property and Casualty Insurance – 1.3%
25,200	Travelers Cos., Inc.	1,608,768
Publishing – Books – 0.9%
46,300	Reed Elsevier N.V. (ADR)	1,054,714
Reinsurance – 3.8%
13,350	Berkshire Hathaway, Inc. – Class B*	1,112,456
12,400	Everest Re Group, Ltd.	1,283,276
14,600	PartnerRe, Ltd.	1,104,782
21,100	Reinsurance Group of America, Inc.	1,122,731
		4,623,245
REIT – Apartments – 1.4%
4,335	AvalonBay Communities, Inc.	613,316
14,400	BRE Properties, Inc.	720,288
6,200	Mid-America Apartment Communities, Inc.	423,088
		1,756,692
REIT – Diversified – 2.4%
10,500	Liberty Property Trust	386,820
21,600	Potlatch Corp.	689,904
13,200	Rayonier, Inc.	592,680
54,230	Weyerhaeuser Co.	1,212,583
		2,881,987
REIT – Hotels – 0.4%
28,500	Host Hotels & Resorts, Inc.	450,870
REIT – Mortgage – 0.7%
11,800	Annaly Capital Management, Inc.	198,004
49,800	Redwood Trust, Inc.	621,504
		819,508
REIT – Multi-Housing – 0.3%
5,500	Equity Lifestyle Properties, Inc.	379,335
REIT – Office Property – 1.7%
8,300	Alexandria Real Estate Equities, Inc.	603,576
5,600	Boston Properties, Inc.	606,872

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

REIT – Office Property – (continued)

7,100	Corporate Office Properties Trust	$166,921
25,100	Mack-Cali Realty Corp.	729,657
		2,107,026
REIT – Regional Malls – 0.6%
8,800	Taubman Centers, Inc.	679,008
REIT – Storage – 0.6%
4,985	Public Storage	719,884
REIT – Warehouse and Industrial – 0.2%
7,400	ProLogis, Inc.	245,902
Retail – Apparel and Shoe – 1.0%
7,400	Abercrombie & Fitch Co. – Class A	252,636
18,600	American Eagle Outfitters, Inc.	366,978
20,200	Guess?, Inc.	613,474
		1,233,088
Retail – Discount – 0.3%
9,587	Big Lots, Inc.*	391,054
Retail – Drug Store – 0.5%
20,400	Walgreen Co.	603,432
Retail – Office Supplies – 0.5%
50,800	Staples, Inc.	662,940
Retail – Regional Department Stores – 1.5%
30,800	Kohl’s Corp.	1,401,092
13,800	Macy’s, Inc.	474,030
		1,875,122
Savings/Loan/Thrifts – 1.7%
149,600	First Niagara Financial Group, Inc.	1,144,440
55,217	Washington Federal, Inc.	932,615
		2,077,055
Semiconductor Components/Integrated Circuits – 1.0%
25,200	Analog Devices, Inc.	949,284
5,800	QUALCOMM, Inc.	322,944
		1,272,228
Semiconductor Equipment – 1.0%
101,800	Applied Materials, Inc.	1,166,628
Super-Regional Banks – 2.8%
111,000	Fifth Third Bancorp	1,487,400
20,600	PNC Financial Services Group, Inc.	1,258,866
26,900	SunTrust Banks, Inc.	651,787
		3,398,053
Telephone – Integrated – 0.7%
23,000	CenturyLink, Inc.	908,270
Textile-Home Furnishings – 0.2%
3,632	Mohawk Industries, Inc.*	253,623
Tools – Hand Held – 0.8%
6,000	Snap-on, Inc.	373,500
10,300	Stanley Black & Decker, Inc.	662,908
		1,036,408
Toys – 0.4%
14,200	Hasbro, Inc.	480,954
Transportation – Marine – 0.9%
18,200	Kirby Corp.*	856,856
6,400	Tidewater, Inc.	296,704
		1,153,560
Transportation – Railroad – 1.7%
17,200	CSX Corp.	384,592
6,900	Kansas City Southern	479,964
7,000	Norfolk Southern Corp.	502,390
6,300	Union Pacific Corp.	751,653
		2,118,599
Transportation – Truck – 0.4%
7,200	J.B. Hunt Transport Services, Inc.	429,120

Total Common Stock (cost $96,976,047)		105,836,787

Purchased Options – Puts – 0.2%
180	iShares Russell 2000® Index Fund (ETF) expires July 2012 exercise price $79.00**	27,394
300	iShares Russell 2000® Index Fund (ETF) expires August 2012 exercise price $75.00**	41,949
225	iShares Russell 2000® Index Fund (ETF) expires August 2012 exercise price $76.00**	36,920
335	iShares Russell 2000® Index Fund (ETF) expires August 2012 exercise price $77.00**	64,371
120	iShares Russell 2000® Index Fund (ETF) expires September 2012 exercise price $74.00**	24,181

Total Purchased Options – Puts (premiums paid $480,171)		194,815

Repurchase Agreement – 12.8%
$15,704,000	ING Financial Markets LLC, 0.1500%, dated 6/29/12, maturing 7/2/12 to be repurchased at $ $15,704,196 collateralized by $ $15,198,893 in U.S. Treasuries 1.2500% – 2.1250%, 8/31/15 – 2/29/16 with a value of $16,018,568 (cost $15,704,000)	15,704,000

Total Investments (total cost $113,160,218) – 99.4%		121,735,602

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		737,205

Net Assets – 100%		$122,472,807

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,918,254	2.4%
Canada	3,289,679	2.7%
Israel	753,304	0.6%
Netherlands	1,054,714	0.9%
Switzerland	2,903,423	2.4%
United Kingdom	3,107,040	2.5%
United States††	107,709,188	88.5%

Total	$121,735,602	100.0%

††	Includes Cash Equivalents (75.6% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Schedule of Written Options – Puts	Value

iShares Russell 2000® Index Fund (ETF) expires July 2012 180 contracts exercise price $67.00	$(818)
iShares Russell 2000® Index Fund (ETF) expires August 2012 300 contracts exercise price $67.00	(10,979)
iShares Russell 2000® Index Fund (ETF) expires August 2012 225 contracts exercise price $68.00	(9,745)
iShares Russell 2000® Index Fund (ETF) expires August 2012 335 contracts exercise price $69.00	(17,289)
iShares Russell 2000® Index Fund (ETF) expires September 2012 120 contracts exercise price $66.00	(8,973)

Total Written Options – Puts (premiums received $187,726)	$(47,804)

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2012

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of June 30, 2012 (unaudited)	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$113,160
Investments at value	$106,032
Repurchase agreements(1)	15,704
Cash	–
Receivables:
Investments sold	1,187
Portfolio shares sold	48
Dividends	201
Foreign dividend tax reclaim	8
Interest	–
Non-interested Trustees’ deferred compensation	2
Other assets	–
Total Assets	123,182
Liabilities:
Payables:
Options written, at value(2)	48
Investments purchased	410
Portfolio shares repurchased	72
Advisory fees	48
Fund administration fees	1
Internal servicing cost	–
Distribution fees and shareholder servicing fees	16
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	110
Total Liabilities	709
Net Assets	$122,473
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$112,567
Undistributed net investment income*	608
Undistributed net realized gain from investment and foreign currency transactions*	583
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,715
Total Net Assets	$122,473
Net Assets - Institutional Shares	$40,862
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,748
Net Asset Value Per Shares	$14.87
Net Assets - Service Shares	$81,611
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,569
Net Asset Value Per Share	$14.65

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $15,704,000.
(2)	Includes premiums of $187,726 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the six-month period ended June 30, 2012 (unaudited)	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$8
Dividends	1,372
Foreign tax withheld	(20)
Total Investment Income	1,360
Expenses:
Advisory fees	313
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	10
Transfer agent fees and expenses	1
Registration fees	11
Custodian fees	8
Professional fees	17
Non-interested Trustees’ fees and expenses	2
Fund administration fees	6
Administrative services fees - Service Shares	28
Distribution fees and shareholder servicing fees - Service Shares	104
Other expenses	17
Total Expenses	517
Expense and Fee Offset	–
Net Expenses	517
Net Investment Income	843
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	2,007
Net realized loss from written options contracts	(11)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,607
Change in unrealized net appreciation/(depreciation) of written option contracts	139
Net Gain on Investments	3,742
Net Increase in Net Assets Resulting from Operations	$4,585

See Notes to Financial Statements.

14 | JUNE 30, 2012

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Perkins Mid Cap Value
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$843	$935
Net realized gain from investment and foreign currency transactions(1)	1,996	10,002
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,746	(14,782)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,585	(3,845)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(196)	(322)
Service Shares	(335)	(493)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(2,582)	–
Service Shares	(5,254)	–
Net Decrease from Dividends and Distributions	(8,367)	(815)
Capital Share Transactions:
Shares Sold
Institutional Shares	8,171	20,032
Service Shares	8,665	16,130
Reinvested Dividends and Distributions
Institutional Shares	2,778	322
Service Shares	5,590	493
Shares Repurchased
Institutional Shares	(10,133)	(16,379)
Service Shares	(9,006)	(17,394)
Net Increase from Capital Share Transactions	6,065	3,204
Net Increase/(Decrease) in Net Assets	2,283	(1,456)
Net Assets:
Beginning of period	120,190	121,646
End of period	$122,473	$120,190

Undistributed Net Investment Income*	$608	$296

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Perkins Mid Cap Value Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$15.37	$15.91	$13.85	$10.71	$16.77	$16.64
Income from Investment Operations:
Net investment income	0.12	0.16	0.13	0.05	0.07	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.48	(0.58)	2.03	3.48	(4.27)	0.99
Total from Investment Operations	0.60	(0.42)	2.16	3.53	(4.20)	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	(0.12)	(0.10)	(0.07)	(0.08)	(0.27)
Distributions (from capital gains)*	(1.02)	–	–	(0.31)	(1.78)	(0.86)
Return of capital	N/A	N/A	N/A	(0.01)	N/A	N/A
Total Distributions and Other	(1.10)	(0.12)	(0.10)	(0.39)	(1.86)	(1.13)
Net Asset Value, End of Period	$14.87	$15.37	$15.91	$13.85	$10.71	$16.77
Total Return**	4.02%	(2.64)%	15.66%	33.69%	(27.68)%(1)	7.42%
Net Assets, End of Period (in thousands)	$40,862	$41,295	$38,892	$31,424	$14,221	$12,758
Average Net Assets for the Period (in thousands)	$41,294	$42,054	$35,949	$20,308	$13,956	$13,220
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.83%	0.92%	0.95%	0.00%	0.00%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.62%	0.83%	0.92%	0.95%	1.24%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.83%	0.92%	0.95%	1.24%	0.91%
Ratio of Net Investment Income to Average Net Assets***	1.58%	0.97%	0.99%	0.93%	0.97%	1.66%
Portfolio Turnover Rate	23%	52%	65%	77%	100%	83%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Perkins Mid Cap Value Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$15.18	$15.74	$13.72	$10.63	$16.67	$16.56
Income from Investment Operations:
Net investment income	0.10	0.11	0.08	0.04	0.06	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.45	(0.58)	2.01	3.41	(4.26)	0.97
Total from Investment Operations	0.55	(0.47)	2.09	3.45	(4.20)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.09)	(0.07)	(0.04)	(0.06)	(0.22)
Distributions (from capital gains)*	(1.02)	–	–	(0.31)	(1.78)	(0.86)
Return of capital	N/A	N/A	N/A	(0.01)	N/A	N/A
Total Distributions and Other	(1.08)	(0.09)	(0.07)	(0.36)	(1.84)	(1.08)
Net Asset Value, End of Period	$14.65	$15.18	$15.74	$13.72	$10.63	$16.67
Total Return**	3.79%	(2.98)%	15.28%	33.14%	(27.88)%(1)	7.04%
Net Assets, End of Period (in thousands)	$81,611	$78,895	$82,754	$77,766	$56,505	$63,681
Average Net Assets for the Period (in thousands)	$83,371	$83,879	$76,667	$64,356	$58,398	$68,765
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	1.19%	1.27%	1.38%	0.00%	0.00%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.94%	1.19%	1.27%	1.38%	1.59%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	1.19%	1.27%	1.38%	1.59%	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.25%	0.63%	0.61%	0.53%	0.59%	1.31%
Portfolio Turnover Rate	23%	52%	65%	77%	100%	83%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional Shares and Service Shares, respectively.

See Notes to Financial Statements.

16 | JUNE 30, 2012

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock
Cellular Telecommunications	$–	$1,569,626	$–
Food – Miscellaneous/Diversified	–	1,096,225	–
Medical – Drugs	–	955,890	–
Medical – Generic Drugs	–	753,304	–
Publishing – Books	–	1,054,714	–
All Other	100,407,028	–	–

Repurchase Agreement	–	15,704,000	–

Total Investments in Securities	$100,407,028	$21,133,759	$–

Investments in Purchased Options:	$–	$194,815	$–

Other Financial Instruments(b):	$–	$(47,804)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio	$56,981

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

18 | JUNE 30, 2012

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

20 | JUNE 30, 2012

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period. There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

22 | JUNE 30, 2012

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2011	100	$41,900
Options written	–	–
Options closed	–	–
Options expired	–	–
Options exercised	(100)	(41,900)

Options outstanding at June 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2011	–	$–
Options written	1,540	238,584
Options closed	(380)	(50,858)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2012	1,160	$187,726

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments, at value	$194,815	Options written, at value	$47,804

Total		$194,815		$47,804

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(606,179)	$–	$(606,179)

Total	$–	$–	$(606,179)	$–	$(606,179)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$189,554	$–	$189,554

Total	$–	$–	$189,554	$–	$189,554

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange

24 | JUNE 30, 2012

rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began February 2007 for the Portfolio.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon the Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2012, the Portfolio recorded a Performance Adjustment of $(83,811).

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustment of management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Expense
Portfolio	Limit (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.86

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital).

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Effective May 1, 2012, Service Shares of the Portfolio no longer pay Janus Services an administrative services fee. Prior to May 1, 2012, the Portfolio paid Janus Services an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio for providing, or arranging for the provision of, recordkeeping, subaccounting, and other

26 | JUNE 30, 2012

administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Perkins Mid Cap Value Portfolio	$113,746,132	$14,877,966	$(6,888,496)	$7,989,470

6.	Capital Share Transactions

For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011	Janus Aspen Perkins Mid Cap Value Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	500	1,230
Reinvested dividends and distributions	191	20
Shares repurchased	(629)	(1,008)
Net Increase/(Decrease) in Portfolio Shares	62	242
Shares Outstanding, Beginning of Period	2,686	2,444
Shares Outstanding, End of Period	2,748	2,686
Transactions in Portfolio Shares – Service Shares
Shares sold	538	1,018
Reinvested dividends and distributions	390	31
Shares repurchased	(557)	(1,108)
Net Increase/(Decrease) in Portfolio Shares	371	(59)
Shares Outstanding, Beginning of Period	5,198	5,257
Shares Outstanding, End of Period	5,569	5,198

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$25,853,778	$33,902,915	$–	$–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | JUNE 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2011. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

30 | JUNE 30, 2012

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32 | JUNE 30, 2012

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81122 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Protected Series – Growth

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; the Portfolio’s capital protection fee; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the period from January 3, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to a certain limit depending on the amount of the capital protection fee until at least May 1, 2013. Expenses in the examples reflect application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Protected Series - Growth (unaudited)

Portfolio Snapshot
Janus Protected Series-Growth allows investors to participate in the stock market and the growth it potentially offers while seeking to cap downside losses at up to 20%. The Portfolio provides investors wary of future market declines a way to invest that is intended to reduce the impact of significant market swings on their portfolio. The Portfolio features a protection component, defined as follows: capital protection set at 80% of the highest NAV achieved by the Portfolio (reduced for dividends, distributions, extraordinary expenses or extraordinary reductions in NAV).
Jonathan Coleman portfolio manager

Performance Overview

Since inception on January 3, 2012 through June 30, 2012, Janus Aspen Protected Series – Growth Institutional Shares and Service Shares returned 5.00% and 4.80%, respectively. The Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 8.57%, and its secondary benchmark, the S&P 500 Index, returned 7.82% during the same period.

Portfolio Manager Comments

The investment trends that drove stocks at the beginning of the year reversed themselves over the second quarter amid rising concerns over Europe’s financial stability. During the first quarter, as macroeconomic fears eased, correlations fell and investors started to appreciate the underlying fundamentals of individual stocks. During the second quarter, Greece’s potential exit from the euro zone, the need for Spanish bank recapitalization and weaker economic data outside of Europe stoked fears of a global slowdown and macroeconomic fears again dominated market sentiment.

Higher levels of volatility made us decrease our exposure to the equity component in the second quarter and we ended the period at 70.9% exposure, with the protection component comprising the rest of the portfolio. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the portfolio’s allocation fluctuates. In rising markets, we expect there to be more assets in the equity component as compared to falling markets during which we expect to have more allocated to the protection component.

During the course of the six-month period, the average allocation to the protection component was approximately 9.5%. This was the primary driver of relative underperformance for the period. However, the portfolio performed as was expected given that the extreme volatility in the second quarter of 2012 drove the quantitative model to allocate a larger portion of the portfolio into the protection component. It is worth noting that the high allocation to the protection component provided downside protection to performance when markets sold off in May.

While the Portfolio lagged its benchmark, we are pleased that the Portfolio delivered a positive absolute return and our equity-only performance showed that stock picking added value. For the core group of stocks in our portfolio, their long-term growth prospects are underpinned by competitive dynamics such as high barriers to entry, recurring revenue streams, strong management teams, or attractive industries with high growth potential. We continue to believe that such long duration drivers of growth will help these companies outperform over the longer investment horizon we tend to hold them for.

Our holdings in information technology and consumer staples were the largest contributors to performance, while our holdings in energy and financials detracted from relative results. Within the information technology sector, our holdings are exposed to what we see as the most significant growth trends in technology. For example, Apple has been gaining massive amounts of market share in the consumer space and will potentially gain share in the enterprise market. Meanwhile, eBay, another top contributor this year, is gaining market share in the ecommerce business as it executes on its strategy to be the leading partner to merchants that depend on ecommerce to survive in today’s market place. Other themes include the growth in demand for storage, which is gaining share of enterprise spending. We also like trends in spending on data, creating opportunities for companies that gather and analyze vast amounts of data so that businesses can better understand their customers. Several

2 | JUNE 30, 2012

(unaudited)

of our hardware and software positions play into this trend.

Our consumer staples performance was driven in large part by some of the alcoholic beverage companies we hold. Anheuser-Busch InBev was our top performer in the sector and one of the top contributors for the entire portfolio. We think alcoholic beverage consumption is economically resilient and has global growth drivers in emerging markets as rising GDP per capita results in higher spending on beer and spirits. Wealth creation in emerging markets is a key theme behind several of our other consumer stocks, including a luxury goods company that also outperformed.

Our stock selection in the energy sector detracted from performance. Some of the energy stocks we hold were hurt by macro fears in the second quarter, and that detracted from our performance relative to the benchmark. We own some Brazilian energy producers that traded down during the quarter due to falling oil prices and general concerns that emerging market countries will be hurt worse by a global economic slowdown. However, we continue to believe these companies have great reserves and will have high production rates over the long-term.

Our holdings in financials also detracted from relative results, primarily due to weakness in shares of a Brazil-based bank, Banco do Brasil. The company has attractive growth prospects in Brazil, where per capita GDP is rising and demand for banking services is growing. We also like the bank’s dividend yield and returns on equity, and we think management has done a good job controlling expenses.

Derivatives

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it, and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Detractors from Relative Performance

J.C. Penney was the largest detractor from performance. As the retailer’s new management team implements new ways of doing business sales have been slower than we anticipated. We are currently reviewing the management team and some of the changes at the company.

OGX Petroleo declined amid falling oil prices. The Brazilian-based oil exploration and production company also traded down as investors feared how emerging markets would be affected by a global economic slowdown. Over the long term, we still believe the company owns great oil reserves that offer tremendous upside.

Helmerich & Payne was another detractor that was affected by a general selloff in energy stocks. The contract oil and gas drilling company has a strong market presence in high-specification land rigs that are well suited to drilling horizontal shale wells for oil and gas. We think demand for such rigs will continue to increase as the industry finds new horizontal drilling opportunities.

Contributors to Relative Performance

Apple was our top contributor to relative results. The company has developed a strong ecosystem with multiple devices that lure consumers and businesses into the Apple family. Once Apple’s customers start using a product, they are usually hooked and tend to increase spending on more products and become more loyal and profitable to the company. We have seen this play out globally as Apple introduces products to new markets.

Shares of eBay also performed well. The company’s strategy is evolving to be an end-to-end technology platform to multi-channel retailers. Its PayPal business has continued to expand, with more than 50% of revenues now coming from external eBay sources. The company’s marketplace business has improved, in our view, and it has made a string of acquisitions that we believe will enable it to offer a multi-channel retail strategy for matching buyers and sellers. We think this represents an attractive long-term opportunity for the firm.

Vertex was another top contributor. The company released promising data during the second quarter that shows one of its leading drugs has the potential to treat a much larger subset of cystic fibrosis patients. Vertex’s cystic fibrosis drug is the only drug that treats the underlying disease, instead of just its symptoms, and has the potential to materially change patients’ outcomes. We were encouraged to see that the drug may now treat a much larger group of cystic fibrosis patients.

Janus Aspen Series | 3

Janus Aspen Protected Series - Growth (unaudited)

Outlook

The risk on, risk off environment we experienced over the last two quarters is frustrating for investors. However, this choppy environment is likely to continue until Europe fundamentally deals with its challenges, instead of taking stop-gap measures that push problems further down the road.

Even if the macroeconomic environment continues to weigh heavily on equity markets, it will not affect our approach to stock picking for the equity component of the portfolio. In times of macroeconomic concern, we do not try and tilt the portfolio to more defensive stocks and sectors that may benefit in the short term. Instead we continue to focus on constructing our portfolio with companies we believe have wide competitive barriers to entry, steady recurring revenue streams, strong management teams and multi-year growth potential. We also focus on supplementing this core group of stocks with a moderate number of companies that we think will benefit from a notable positive change such as a new strategy, a significant product introduction that expands the company’s addressable market, or a new management team that is driving better execution. We believe such investment themes will lead to outperformance in the long term. Positioning the portfolio based on a particular macroeconomic backdrop would cause us to overlook companies that possess these important drivers of long-term growth.

As markets trade based on economic fears, we are finding some attractively valued companies that align well with our core investment themes. For example, we recently added a new pharmaceutical company that has a drug that is being used to treat a growing share of patients. We also added a luxury brand to the portfolio that has long-term growth potential as it expands into new markets in China. Going forward, we continue to look for companies that align well with our investment themes, and that we think will outperform over the long term.

Thank you for your investment in Janus Aspen Protected Series – Growth.

4 | JUNE 30, 2012

(unaudited)

Janus Aspen Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.75%
eBay, Inc.	1.08%
Vertex Pharmaceuticals, Inc.	0.61%
Anheuser-Busch InBev N.V. (ADR)	0.54%
EMC Corp.	0.43%

5 Bottom Performers – Holdings

Contribution

J.C. Penney Co., Inc.	–0.57%
S&P 500® E-mini – expires September 2012	–0.54%
OGX Petroleo e Gas Participacoes S.A.	–0.45%
Helmerich & Payne, Inc.	–0.42%
Banco do Brasil S.A.	–0.24%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.59%	27.61%	29.59%
Consumer Staples	0.23%	9.46%	12.22%
Telecommunication Services	0.21%	1.20%	0.89%
Materials	0.15%	2.96%	5.27%
Industrials	–0.05%	10.28%	12.57%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Protection Component	–1.55%	9.33%	0.00%
Energy	–1.18%	10.36%	9.97%
Financials	–0.43%	2.96%	4.29%
Health Care	–0.32%	11.34%	10.58%
Consumer Discretionary	–0.09%	14.52%	14.54%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 5

Janus Aspen Protected Series - Growth (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Apple, Inc. Computers	6.8%
eBay, Inc. E-Commerce/Products	2.3%
Costco Wholesale Corp. Retail – Discount	2.1%
Limited Brands, Inc. Retail – Apparel and Shoe	2.0%
Oracle Corp. Enterprise Software/Services	1.9%

15.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

6 | JUNE 30, 2012

(unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2012		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Protected Series - Growth – Institutional Shares	5.00%	1.81%	1.54%

Janus Aspen Protected Series - Growth – Service Shares	4.80%	2.06%	1.79%

Russell 1000® Growth Index	8.57%

S&P 500® Index	7.82%

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Protected Series - Growth (unaudited)

The expense ratios shown reflect estimated annualized expenses that the Portfolio expects to incur during its initial fiscal year.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Janus Aspen Protected Series — Growth is not a capital guaranteed or insured portfolio. As with all investments, there are inherent risks when investing in the Portfolio including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Portfolio’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas.

The Capital Protection Agreement is intended to protect the Portfolio against significant market declines and does not in any way constitute any form of insurance and shareholders are not entitled to receive any payments from the Capital Protection Provider. In addition, the Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Portfolio.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Portfolio.

The Portfolio’s asset allocation will vary over time depending on market conditions and therefore the Portfolio’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.

There is no assurance that the investment techniques used by the Portfolio’s portfolio manager and the risk allocation methodology set forth in the Capital Protection Agreement will produce the desired results.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to Janus Aspen Protected Series – Growth and not to the Portfolio’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV is dependent on the Portfolio’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor. Portfolio transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty will not fulfill its obligation to the Portfolio.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will liquidate as soon as possible and likely within several days following the event. In addition, if the Portfolio, Janus Capital or any other third-party service provider, such as the custodian, fails to comply with the terms and conditions of the Capital Protection Agreement, including the allocation of Portfolio assets in accordance with specified risk parameters, the Capital Protection Provider may terminate the Capital Protection Agreement. Investors who sell their shares will redeem them at the then-current NAV, except in the case of a liquidation event. Neither the Portfolio nor Janus Capital will cover any shortfall so you could lose money including amounts that would have otherwise been protected.

It is possible that under the terms of the Capital Protection Agreement, the Portfolio’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Portfolio’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a portfolio that is fully invested in equities and may cause the Portfolio to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Portfolio may not achieve its investment objective.

Janus Aspen Protected Series – Growth uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Due to certain investment strategies, the Portfolio may hold a significant portion of its assets in cash or cash equivalents.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Portfolio’s performance for very short time periods may not be indicative of future performance.

Lipper does not rank this Portfolio as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 3, 2012

8 | JUNE 30, 2012

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/3/12)	(6/30/12)	(1/3/12 - 6/30/12)†

Actual	$1,000.00	$1,050.00	$7.06

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/3/12)	(6/30/12)	(1/3/12 - 6/30/12)†

Actual	$1,000.00	$1,048.00	$8.31

Hypothetical (5% return before expenses)	$1,000.00	$1,016.66	$8.27

†	Actual expenses paid reflect only the inception period (January 3, 2012 to June 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.40% for Institutional Shares and 1.65% for Service Shares multiplied by the average account value over the period, multiplied by 180/366 (to reflect the period); however, hypothetical expenses are multiplied by 182/366 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series | 9

Janus Aspen Protected Series – Growth

Schedule of Investments (unaudited)

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 70.9%
Apparel Manufacturers – 0.9%
155	Coach, Inc.	$9,064
5,600	Prada SpA	38,059
		47,123
Applications Software – 1.1%
392	Intuit, Inc.	23,265
1,058	Microsoft Corp.	32,364
		55,629
Athletic Footwear – 0.9%
527	NIKE, Inc. – Class B	46,260
Beverages – Wine and Spirits – 1.1%
542	Pernod-Ricard S.A.	57,972
Brewery – 2.4%
961	Anheuser-Busch InBev N.V. (ADR)	76,544
1,170	SABMiller PLC	46,988
		123,532
Cable/Satellite Television – 1.2%
788	Time Warner Cable, Inc.	64,695
Commercial Banks – 0.8%
1,300	Banco do Brasil S.A.	12,643
1,275	Standard Chartered PLC	27,791
		40,434
Commercial Services – Finance – 0.5%
61	MasterCard, Inc. – Class A	26,237
Computer Aided Design – 1.0%
203	ANSYS, Inc.*	12,811
1,196	Autodesk, Inc.*	41,848
		54,659
Computers – 6.8%
607	Apple, Inc.*,**	354,488
Computers – Integrated Systems – 0.4%
295	Teradata Corp.*	21,243
Computers – Memory Devices – 1.2%
2,507	EMC Corp.*	64,254
Consulting Services – 0.4%
454	Verisk Analytics, Inc. – Class A*	22,364
Containers – Metal and Glass – 1.4%
1,818	Ball Corp.**	74,629
Cosmetics and Toiletries – 0.8%
422	Colgate-Palmolive Co.	43,930
Distribution/Wholesale – 0.6%
330	Fastenal Co.	13,302
106	W.W. Grainger, Inc.	20,272
		33,574
Diversified Operations – 1.7%
1,170	Danaher Corp.	60,934
498	Tyco International, Ltd. (U.S. Shares)	26,319
		87,253
E-Commerce/Products – 3.3%
232	Amazon.com, Inc.*	52,977
2,887	eBay, Inc.*,**	121,283
		174,260
Electronic Components – Miscellaneous – 1.3%
2,164	TE Connectivity, Ltd. (U.S. Shares)	69,053
Electronic Components – Semiconductors – 0.7%
5,144	ON Semiconductor Corp.*	36,522
Electronic Connectors – 0.8%
784	Amphenol Corp. – Class A	43,057
Enterprise Software/Services – 1.9%
3,430	Oracle Corp.	101,871
Food – Retail – 0.1%
51	Whole Foods Market, Inc.	4,861
Industrial Automation and Robotics – 0.9%
300	FANUC Corp.	49,298
Industrial Gases – 1.2%
581	Praxair, Inc.	63,172
Instruments – Controls – 1.1%
2,091	Sensata Technologies Holding N.V.*	55,997
Internet Content – Entertainment – 0.4%
3,405	Zynga, Inc. – Class A*	18,523
Internet Content – Information/News – 0.2%
82	LinkedIn Corp. – Class A*	8,714
Internet Media – 0.3%
571	Facebook, Inc. – Class A*	17,770
Investment Management and Advisory Services – 0.7%
606	T. Rowe Price Group, Inc.	38,154
Life and Health Insurance – 0.8%
1,796	Prudential PLC (ADR)	41,667
Medical – Biomedical and Genetic – 3.5%
1,459	Celgene Corp.*,**	93,609
700	Gilead Sciences, Inc.*	35,896
994	Vertex Pharmaceuticals, Inc.*	55,585
		185,090
Medical – Drugs – 1.1%
730	Shire PLC	20,978
832	Valeant Pharmaceuticals International, Inc.	37,265
		58,243
Medical – Generic Drugs – 1.5%
684	Perrigo Co.**	80,664
Medical – HMO – 0.3%
447	Aetna, Inc.	17,330
Medical – Wholesale Drug Distributors – 0.7%
863	AmerisourceBergen Corp.	33,959
Medical Products – 1.9%
1,415	Covidien PLC (U.S. Shares)**	75,702
419	Varian Medical Systems, Inc.*	25,463
		101,165
Metal Processors and Fabricators – 1.9%
618	Precision Castparts Corp.**	101,655
Multimedia – 0.5%
574	Walt Disney Co.	27,839
Oil – Field Services – 0.2%
182	Schlumberger, Ltd. (U.S. Shares)	11,814
Oil and Gas Drilling – 0.6%
689	Helmerich & Payne, Inc.	29,958

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Oil Companies – Exploration and Production – 1.6%
250	EOG Resources, Inc.	$22,528
356	Noble Energy, Inc.	30,196
234	Occidental Petroleum Corp.	20,070
3,100	OGX Petroleo e Gas Participacoes S.A.*	8,490
		81,284
Oil Companies – Integrated – 0.3%
785	Petroleo Brasileiro S.A. (ADR)	14,735
Oil Field Machinery and Equipment – 0.9%
780	Dresser-Rand Group, Inc.*	34,741
173	National Oilwell Varco, Inc.	11,148
		45,889
Pharmacy Services – 1.3%
1,239	Express Scripts Holding Co.*	69,173
Pipelines – 1.7%
2,799	Kinder Morgan, Inc.**	90,184
REIT – Health Care – 0.2%
150	Ventas, Inc.	9,468
Retail – Apparel and Shoe – 2.0%
2,409	Limited Brands, Inc.**	102,455
Retail – Auto Parts – 1.0%
139	AutoZone, Inc.*	51,037
Retail – Discount – 2.1%
1,162	Costco Wholesale Corp.**	110,390
Retail – Major Department Stores – 2.0%
1,316	J.C. Penney Co., Inc.*	30,676
1,457	Nordstrom, Inc.	72,398
		103,074
Retail – Restaurants – 0.4%
413	Starbucks Corp.	22,021
Semiconductor Components/Integrated Circuits – 1.1%
3,472	Atmel Corp.*	23,262
2,525	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	35,249
		58,511
Soap and Cleaning Preparations – 0.6%
624	Reckitt Benckiser Group PLC	32,906
Telecommunication Services – 0.7%
1,244	Amdocs, Ltd. (U.S. Shares)	36,972
Television – 1.3%
2,014	CBS Corp. – Class B	66,019
Tobacco – 0.8%
449	Philip Morris International, Inc.	39,180
Toys – 1.1%
1,767	Mattel, Inc.	57,322
Transportation – Railroad – 0.8%
365	Canadian Pacific Railway, Ltd.	26,796
124	Union Pacific Corp.	14,794
		41,590
Transportation – Services – 0.5%
417	C.H. Robinson Worldwide, Inc.	24,407
Wireless Equipment – 1.4%
701	Crown Castle International Corp.*	41,121
708	Motorola Solutions, Inc.	34,062
		75,183

Total Common Stock (cost $3,440,830)		3,720,712

U.S. Treasury Notes/Bonds – 0.6%
	U.S. Treasury Notes/Bonds:
$15,000	0.8750%, 11/30/16	15,149
15,000	1.3750%, 12/31/18	15,335

Total U.S. Treasury Notes/Bonds (cost $30,012)		30,484

Money Market – 29.1%
1,527,073	Janus Cash Liquidity Fund LLC, 0% (cost $1,527,073)	1,527,073

Capital Protection Agreement – 0%
1	Janus Aspen Protected Series - Growth°° ,§ exercise price at 6/30/12 $9.20 (cost $0)	0

Total Investments (total cost $4,997,915) – 100.6%		5,278,269

Liabilities, net of Cash, Receivables and Other Assets– (0.6)%		(33,245)

Net Assets – 100%		$5,245,024

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$76,544	1.5%
Brazil	35,868	0.7%
Canada	64,061	1.2%
Curacao	11,814	0.2%
France	57,972	1.1%
Guernsey	36,972	0.7%
Ireland	75,702	1.4%
Italy	38,059	0.7%
Japan	49,298	0.9%
Jersey	20,978	0.4%
Netherlands	55,997	1.1%
Switzerland	95,372	1.8%
Taiwan	35,249	0.7%
United Kingdom	149,352	2.8%
United States††	4,475,031	84.8%

Total	$5,278,269	100.0%

††	Includes Cash Equivalents (55.9% excluding Cash Equivalents).

Financial Futures – Short
5 Contracts	S&P 500® E-mini expires September 2012, principal amount $328,111, value $339,100, cumulative depreciation	$(10,989)
6 Contracts	S&P 500® E-mini expires September 2012, principal amount $397,333, value $406,920, cumulative depreciation	(9,587)

		$(20,576)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Protected Series – Growth

Schedule of Investments (unaudited)

As of June 30, 2012

Schedule of Written Options – Calls	Value

BNP IVIX Index expires September 2012 1,780 contracts exercise price $0.00	$(2,995)
BNP IVIX Index expires September 2012 1,518 contracts exercise price $0.00	(9,610)

Total Written Options – Calls (premiums received $0)	$(12,605)

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2012

Statement of Assets and Liabilities

As of June 30, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Aspen Protected Series -Growth

Assets:
Investments at cost	$4,998
Unaffiliated investments at value	$3,751
Affiliated investments at value	1,527
Cash denominated in foreign currency(1)	–
Receivables:
Investments sold	2
Dividends	2
Foreign dividend tax reclaim	–
Due from adviser	32
Interest	–
Non-interested Trustees’ deferred compensation	–
Other assets	–
Total Assets	5,314
Liabilities:
Payables:
Options written, at value(2)	13
Due to custodian	18
Advisory fees	3
Capital protection fee	3
Fund administration fees	–
Distribution fees and shareholder servicing fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	14
Variation margin	17
Total Liabilities	69
Net Assets	$5,245
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,000
Undistributed net investment loss*	(13)
Undistributed net realized gain from investment and foreign currency transactions*	11
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	247
Total Net Assets	$5,245
Net Assets - Institutional Shares	$2,624
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	250
Net Asset Value Per Shares	$10.50
Protected Net Asset Value Per Share(3)	$9.20
Net Assets - Service Shares	$2,621
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	250
Net Asset Value Per Share	$10.48
Protected Net Asset Value Per Share(3)	$9.20

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $461.
(2)	Includes premiums of $0 on written options.
(3)	The Protected NAV is the protection feature of the Portfolio and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

For the period ended June 30, 2012 (unaudited)
(all numbers in thousands)	Janus Aspen Protected Series - Growth(1)

Investment Income:
Interest	$1
Dividends	28
Dividends from affiliates	–
Foreign tax withheld	(1)
Total Investment Income	28
Expenses:
Advisory fees	17
Capital protection fee	16
Shareholder reports expense	1
Transfer agent fees and expenses	1
Registration fees	48
Custodian fees	9
Professional fees	22
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Distribution fees and shareholder servicing fees - Service Shares	3
Other expenses	1
Total Expenses	118
Expense and Fee Offset	–
Net Expenses	118
Less: Excess Expense Reimbursement	(77)
Net Expenses after Expense Reimbursement	41
Net Investment Loss	(13)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	57
Net realized loss from futures contracts	(10)
Net realized loss from written options contracts	(36)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	280
Change in unrealized net appreciation/(depreciation) of futures contracts	(20)
Change in unrealized net appreciation/(depreciation) of written option contracts	(13)
Net Gain on Investments	258
Net Increase in Net Assets Resulting from Operations	$245

(1)	Period from January 3, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

14 | JUNE 30, 2012

Statement of Changes in Net Assets

Janus Aspen
Protected Series - Growth
For the period ended June 30, 2012 (unaudited) (all numbers in thousands)	2012(1)

Operations:
Net investment loss	$(13)
Net realized gain from investment and foreign currency transactions	11
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	247
Net Increase in Net Assets Resulting from Operations	245
Dividends and Distributions to Shareholders:
Net Investment Income
Institutional Shares	–
Service Shares	–
Net Realized Gain/(Loss) from Investment Transactions
Institutional Shares	–
Service Shares	–
Net Decrease from Dividends and Distributions	–
Capital Share Transactions:
Shares Sold
Institutional Shares	2,500
Service Shares	2,500
Shares Repurchased
Institutional Shares	–
Service Shares	–
Net Increase from Capital Share Transactions	5,000
Net Increase in Net Assets	5,245
Net Assets:
Beginning of period	–
End of period	$5,245

Undistributed Net Investment Loss	$(13)

(1)	Period from January 3, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

Janus Aspen
Protected Series – Growth
For a share outstanding during the period ended June 30 (unaudited)	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.02)
Net gain on investments (both realized and unrealized)	0.52
Total from Investment Operations	0.50
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.50
Total Return**	5.00%
Net Assets, End of Period (in thousands)	$2,624
Average Net Assets for the Period (in thousands)	$2,703
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.32%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.40%
Ratio of Net Investment Loss to Average Net Assets***	(0.36)%
Portfolio Turnover Rate	71%

Service Shares

Janus Aspen
Protected Series – Growth
For a share outstanding during the period ended June 30 (unaudited)	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.03)
Net gain on investments (both realized and unrealized)	0.51
Total from Investment Operations	0.48
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.48
Total Return**	4.80%
Net Assets, End of Period (in thousands)	$2,621
Average Net Assets for the Period (in thousands)	$2,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.56%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.65%
Ratio of Net Investment Loss to Average Net Assets***	(0.61)%
Portfolio Turnover Rate	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from January 3, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

16 | JUNE 30, 2012

Notes to Schedule of Investments (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of June 30, 2012)

		Value as a
	Value	% of Net Assets

Janus Aspen Protected Series - Growth
Capital Protection Agreement	$0	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Protected Series - Growth
Capital Protection Agreement	1/3/12	$0	$0	0.0%

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Protected Series – Growth
Common Stock
Apparel Manufacturers	$9,064	$38,059	$–
Beverages – Wine and Spirits	–	57,972	–
Brewery	–	123,532	–
Commercial Banks	12,643	27,791	–
Industrial Automation and Robotics	–	49,298	–
Life and Health Insurance	–	41,667	–
Medical – Drugs	37,265	20,978	–
Oil Companies – Integrated	–	14,735	–
Soap and Cleaning Preparations	–	32,906	–
All Other	3,254,802	–	–

U.S. Treasury Notes/Bonds	–	30,484	–

Money Market	–	1,527,073	–

Total Investments in Securities	$3,313,774	$1,964,495	$–

Other Financial Instruments(b):	$–	$(29,600)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include the capital protection agreement, futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

Janus Aspen Series | 17

Notes to Schedule of Investments (unaudited) (continued)

Level 3 Valuation Reconciliation of Assets (for the period ended June 30, 2012)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	January 3, 2012	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	June 30, 2012

Investments in Securities:
Janus Aspen Protected Series – Growth
Capital Protection Agreement	$–	$–	$–	$–	$–	$–	$–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Protected Series - Growth	$975,389

18 | JUNE 30, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Protected Series – Growth (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period January 3, 2012 (inception date) through June 30, 2012. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Capital Protection Agreement
The Portfolio has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $500 million, to protect against a decrease in the “Protected NAV” (or 80% of the highest NAV attained separately by each share class during the life of the Portfolio, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class so long as the terms and conditions of the Capital Protection Agreement are satisfied. Shareholders cannot transact purchases and redemptions at the Protected NAV. In order to comply with the terms of the Capital Protection Agreement, the Portfolio must provide certain information to the Capital Protection Provider and the portfolio manager is required to manage the Portfolio within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology pursuant to which the Portfolio allocates its portfolio assets between and within two investment components: (1) the “Equity Component,” through which the Portfolio seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which the Portfolio seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, the Portfolio’s exposure to industries, sectors, or countries, and liquidity of the Portfolio’s holdings. The Portfolio’s asset allocation will vary over time depending on equity market conditions and the portfolio composition. As a result, the Portfolio’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. The Capital Protection Agreement also imposes very specific reporting and monitoring obligations on the Portfolio, on Janus Capital, and indirectly on the Portfolio’s custodian. While in some instances the parties will be afforded some opportunity to remedy certain breaches, failure to do so within specified cure periods could result in the termination of the Capital Protection Agreement at the option of the Capital Protection Provider.

The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of the Portfolio and the Capital Protection Provider. There are numerous events that can cause the Capital Protection Agreement to terminate prior to the expiration of any effective term, including the net asset value (“NAV”) of either share class falling below its Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement due to the Portfolio pursuant to the agreement. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the Portfolio if the termination of the Capital Protection Agreement results from acts or omissions of the Portfolio, Janus Capital or certain key employees of Janus Capital, or the Portfolio’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of the Portfolio. In addition, the Capital Protection Provider has the right to terminate the Capital Protection Agreement should the aggregate protected amount exceed the maximum settlement amount. In the event of any termination of the Capital Protection Agreement, the Portfolio will terminate and liquidate, and the Capital Protection Provider will pay the Portfolio any amounts due related to the Protection.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

Only shareholders who hold their shares and only those shares on the date that the Capital Protection Agreement terminates are entitled to receive the Protected NAV from the Portfolio. The Capital Protection Provider’s obligations to the Portfolio are subject to all of the terms, conditions, and limitations of the Capital Protection Agreement and terminate upon the triggering of the capital protection. None of the Portfolio, Janus Capital, any affiliate thereof, or any insurance company or other financial intermediary offering the shares will cover any shortfall so a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to the Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Portfolio below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Portfolio pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of the Portfolio rather than on the Portfolio’s total net assets, it can fluctuate between 0.60% and 0.75% of the Portfolio’s total net assets.

The Protected NAV for each share class as well as the percentages of Portfolio assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus website at janus.com/variable-insurance. Should a termination or liquidation event occur, shareholders who own shares of any share class on the termination date would be entitled to receive from the Portfolio within the time frame allowed under the Capital Protection Agreement either the Protected NAV or the then-current NAV for their share class, whichever is higher, which, in addition, will include any protection amount. Please refer to the Prospectus for information regarding how the Protection works in the event it is triggered and the Portfolio proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is

20 | JUNE 30, 2012

informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

22 | JUNE 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period. There were no material Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal period.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal yearend.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

24 | JUNE 30, 2012

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

The Portfolio may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2012 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Protected Series - Growth
Options outstanding at January 3, 2012	–	$–
Options written	9,052	–
Options closed	(5,754)	–
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2012	3,298	$–

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Aspen Protected Series - Growth
Capital Protection Agreement	Unaffiliated investments at value	$–
Equity Contracts			Variation Margin	$16,995
Equity Contracts			Options written, at value	12,605

Total		$–		$29,600

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Aspen Protected Series - Growth

Equity Contracts	$(10,081)	$–	$(36,174)	$–	$–	$(46,255)

Capital Protection Agreement	–	–	–	–	–	–

Total	$(10,081)	$–	$(36,174)	$–	$–	$(46,255)

26 | JUNE 30, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Aspen Protected Series - Growth

Equity Contracts	$(20,576)	$–	$(12,605)	$–	$–	$(33,181)

Capital Protection Agreement	–	–	–	–	–	–

Total	$(20,576)	$–	$(12,605)	$–	$–	$(33,181)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Portfolio. The Portfolio’s participation in the Capital Protection Agreement also subjects the Portfolio to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Portfolio as well as other general information about the Portfolio, please refer to the Portfolio’s Prospectuses and statements of additional information.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and will proceed with the liquidation process as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
A shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty.

Portfolio transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As such, the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Portfolio, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Portfolio; (ii) any trade or pricing error of the Portfolio; and (iii) any realized or unrealized losses on any investment of the Portfolio in money market funds.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a

28 | JUNE 30, 2012

significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Protected Series - Growth	All Asset Levels	0.64

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Expense
Portfolio	Limit (%)

Janus Aspen Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Aspen Protected Series – Growth
Janus Cash Liquidity Fund LLC	$7,279,168	$(5,752,095)	$392	$1,527,073

The seed capital investments by Janus Capital or an affiliate as of June 30, 2012 are indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Portfolio	1/3/12	Purchases	Purchases	Redemptions	Redemptions	6/30/12

Janus Aspen Protected Series - Growth - Institutional Shares	$–	$2,500,000	1/3/12	$–	–	$2,500,000
Janus Aspen Protected Series - Growth - Service Shares	–	2,500,000	1/3/12	–	–	2,500,000

30 | JUNE 30, 2012

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Protected Series - Growth	$5,020,258	$389,448	$(131,437)	$258,011

6.	Capital Share Transactions

For the period ended June 30, 2012 (unaudited)	Janus Aspen Protected Series - Growth
(all numbers in thousands)	2012(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	250
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Portfolio Shares	250
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	250
Transactions in Portfolio Shares – Service Shares:
Shares sold	250
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Portfolio Shares	250
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	250

(1)	Period from January 3, 2012 (inception date) through June 30, 2012.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Protected Series - Growth(1)	$6,468,952	$3,084,452	$400,181	$371,699

(1)	Period from January 3, 2012 (inception date) through June 30, 2012.

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | JUNE 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment adviser of Janus Aspen Protected Series – Growth (the “New Portfolio”), considered the proposed investment advisory agreement for the New Portfolio at a meeting held on September 14, 2011. In the course of their consideration of that agreement, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees considered information previously provided to them by Janus Capital in connection with their consideration of (i) the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Portfolios, and (ii) new investment advisory agreements entered into with Janus Capital on behalf of Janus Protected Series – Global and Janus Protected Series – Growth. The Trustees met with management to consider the agreement, and also met separately with their independent legal counsel.

Based on the Trustees’ evaluation of information provided to them, as well as other information, the Trustees determined that the overall arrangements between the New Portfolio and Janus Capital were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the investment advisory agreement for the New Portfolio for an initial term through February 1, 2013, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the agreement are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategy of the New Portfolio, including the intent to maintain the net asset value per share to at least 80% of the highest NAV (the “Protected NAV”) achieved by utilizing a risk allocation methodology provided by BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”). In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who provide investment management and risk management services to the New Portfolio and are responsible for maintaining compliance with the Capital Protection Provider’s risk budget. The Trustees also considered other services to be provided to the New Portfolio by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the New Portfolio, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the New Portfolio’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable securities laws and regulations.

The Trustees considered the services to be performed by Janus Capital under the Capital Protection Agreement, in

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

particular the reporting requirements and managing compliance with the haircut policy. The Trustees noted the benefit to be provided to shareholders through the Capital Protection Agreement and the Capital Protection Provider’s payment to the New Portfolio of any shortfall amount due as a result of a NAV per share falling below its Protected NAV. The Trustees noted that any shortfall amount due from the Capital Protection Provider would be paid to the New Portfolio pursuant to the terms of the Capital Protection Agreement, and such payment was further guaranteed pursuant to a separate agreement with the Capital Protection Provider’s corporate parent.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital to the New Portfolio were appropriate and consistent with the terms of the proposed investment advisory agreement and the Capital Protection Agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Portfolio effectively.

Costs of Services Provided

The Trustees examined information regarding the proposed fees and expenses of the New Portfolio in comparison to similar information for other comparable funds, and, in particular, with respect to proposed investment advisory fees and fees paid to a guarantor. The Trustees noted that they had previously reviewed the fees paid to guarantors and the management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted that the proposed management fee rate for the New Portfolio was the same as that for Janus Portfolio, a fund with the same growth strategy as the New Portfolio but without the protection component, and for Janus Protected Series – Growth. The Trustees noted that, under the terms of the management agreement with the New Portfolio, as well as other similar Janus funds, Janus Capital performs significant additional services for the Janus funds that it does not provide to its non-fund clients, including administration services, oversight of the Janus funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the New Portfolio, Janus Capital will assume many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the management fee payable by the New Portfolio to Janus Capital was reasonable in relation to the nature, extent, and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement agreed to by Janus Capital that included within the limit the capital protection fee.

The Trustees considered the cost of the capital protection fee to be paid by the New Portfolio to the Capital Protection Provider and the benefit received by shareholders from the Capital Protection Provider providing protection to the New Portfolio. The Trustees noted that shareholders benefited from entering into the Capital Protection Agreement as it provided for ensuring all share classes received equitable treatment in protecting the NAV per share at 80% of the highest NAV achieved during the life of the New Portfolio. The Trustees considered the financial health of the Capital Protection Provider and noted that there was also a parent guaranty provided by the Capital Protection Provider’s parent company, BNP Paribas N.A. The Trustees noted that the only event that resulted in termination of the Capital Protection Provider’s obligation to pay was a “knock-out event.” The Trustees determined that the method of payment to the New Portfolio of any shortfall amount due is fair to shareholders to ensure that the New Portfolio distributes to shareholders the higher of the NAV per share or the Protected NAV.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Portfolio increases. The Trustees noted that the New Portfolio is part of the overall Janus funds complex, which means, among other things, that the New Portfolio may share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds. The Trustees noted that the Capital Protection Agreement has a maximum settlement amount of $500 million, which could limit the size of the New Portfolio, but that Janus Capital and the Capital Protection Provider could mutually agree to increase that amount, although any such increase was not definite. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of the New Portfolio was reasonable.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Portfolio. They recognized that two affiliates of Janus Capital separately serve the New Portfolio as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s proposed use of commissions to be paid by the New Portfolio on its portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the

34 | JUNE 30, 2012

New Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Portfolio therefor, the New Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital expects to benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Portfolio and that the New Portfolio benefits from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of the New Portfolio could attract other business to Janus Capital or other Janus funds, including launching new funds with a protection feature, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Portfolio.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Cumulative total returns are also quoted for the Portfolio. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year for the Portfolio. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2A. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

36 | JUNE 30, 2012

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | JUNE 30, 2012

Notes

Janus Aspen Series | 39

Notes

40 | JUNE 30, 2012

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81126 08-12

SEMIANNUAL REPORT

June 30, 2012

Janus Aspen Series

Janus Aspen Worldwide Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Snapshot
Janus Aspen Worldwide Portfolio invests globally, seeking companies we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research in an effort to deliver superior risk-adjusted results over the long term.
George Maris portfolio manager

Performance Overview

Janus Aspen Worldwide Portfolio’s Institutional Shares and Service Shares returned 4.42% and 4.34%, respectively, over the six-month period ended June 30, 2012, while its primary benchmark, the MSCI World Index, and its secondary benchmark, the MSCI All Country World Index, returned 5.91% and 5.65%, respectively.

Market Environment

Global equity markets recorded gains thanks to a strong performance early in the period that overcame weakness later. In January and February, equities benefited from easing concerns over the European sovereign debt crisis, particularly regarding a disorderly Greek default, as well as continued optimism from improving U.S. economic data. The combination of European Central Bank activities, led by its liquidity program (Long-Term Refinancing Operations or LTRO), a successful restructuring of Greek debt and stability in the U.S. housing market helped increase investors’ willingness to take risk and boosted corporate activity. Other positives included the Bank of Japan’s plans to target inflation and weaken its currency to stimulate its export-led economy. The Bank of China’s loosening reserve requirements in an effort to stimulate lending and the Central Bank of Brazil’s decision to lower interest rates to spur growth also aided sentiment. By and large the world’s major central banks eased monetary policy to stabilize, if not stimulate, their economies.

An exceptionally difficult macroeconomic environment, however, during the second half of the period erased some of the earlier gains. Europe was particularly weak given heightened financing constraints on eurozone members Greece, Portugal, Spain and Italy, as reflected in rising government bond yields and widening credit default spreads. A Greek default also remained a distinct possibility even after recent Greek elections indicated support for staying in the Euro. Europe seemed to be in widespread recession with even Germany decelerating. There was also evidence of credit availability tightening throughout most of the world, most acutely within Europe, further exacerbating weakness there. U.S. economic activity remained tepid in the midst of a difficult election year with an ominous fiscal cliff – a politically imposed deadline on tax and spending policy – ahead, along with weakening employment and manufacturing. China also experienced slower growth than expected. Amid the fear from this economic and political environment, many stocks, in our view, were priced for negative long-term growth and distressed liquidation.

Performance Overview

Our holdings in financials and energy weighed the most on relative performance. On a country basis Brazilian companies, our largest emerging market exposure, were notable detractors. We believe our holdings in Brazil provide us exposure to substantially greater long-term growth than we anticipate in most of the rest of the world. We used the risk-off environment during the latter half of the period in respect to emerging markets to establish positions in high quality companies we feel are going to increase the long-term value.

Petroleo Brasileiro (Petrobras), the Brazilian integrated energy giant, was our largest individual detractor. The company was negatively impacted by fears the Brazilian Government would use its regulatory authority to set below-market fuel prices and its majority ownership stake to push for low-return investments in refineries. We continue to believe Petrobras possesses among the most attractive production growth profiles of any major oil company in the world, and we expect its production growth to lead to outsized financial performance. We also consider it among the most efficient major oil companies, based on its low exploration costs. Meanwhile, its valuation is the cheapest among peers on a proven reserve basis. Finally, we believe the company’s new CEO will improve its production and exploration, reduce capital expenditures, and leverage its relationship with the government to transform its money-losing downstream refining business to a profit center.

2 | JUNE 30, 2012

(unaudited)

Barclays was also a notable detractor. The U.K. bank suffered after being implicated in the LIBOR (London Interbank Offered Rate, an interest rate at which banks can borrow funds from other banks)-fixing issue in the U.K., resulting in the resignation of top officials at the bank. We are closely monitoring the situation and litigation risks to determine any long-term fundamental impact to the franchise. While we think Barclays is undervalued relative to its high historical returns on equity, the LIBOR scandal potentially changes the business dynamic for the company.

Staying in financials, MGIC Investment Corp. also weighed on performance. While still recovering from higher than expected loan defaults during 2005-2008, the mortgage insurer is writing new business that we believe is of high quality and should result in strong returns in what we think will be a recovery in the U.S. residential housing market. We recognize this holding is especially vulnerable to sentiment about the macroeconomic environment, but we think it will eventually recover and create substantial returns longer term.

Relative contributors included our holdings in consumer discretionary and telecommunication services. On a country basis, our holdings in Japan aided performance led by Japan Tobacco. Management delivered on its plans to increase its dividend payout ratio (dividends relative to earnings) and announced plans for a further payout increase. It is also likely the Japanese government will sell a sizable stake in the company later this year, which we think could remove an overhang on the stock. We think the company can create significant value through better capital allocation, namely using its strong free-cash-flow generation to increase shareholder payouts through dividends and share buybacks. Further, we believe earnings look set to rebound as Japan Tobacco recovers lost share following supply disruptions as a consequence of the earthquake, and cigarette tax changes that historically have resulted in stronger earnings.

Within consumer discretionary and for the Portfolio overall, Comcast Corp. was the largest contributor. Comcast is using its leading position in cable to grow market share and returns. In the cable side of its business, it is offering more attractive entertainment options to grow and retain customers. These options include rolling out new set top boxes with a more intuitive and helpful feature set, contracting with key content providers, such as Disney, to ensure high-quality content will be available to its customers, and facilitating content use with traditional cable television as well as broadband video. We appreciate these actions should lead to greater customer capture, allowing Comcast to further penetrate its customer base with additional offerings in broadband and telecommunications, in addition to new products like home security. The NBC Universal acquisition is also generating significant synergies via cost reductions and better content experiences. Lastly, management is aggressively employing a disciplined capital allocation program, where new investments and acquisitions are considered along with a commitment to material buybacks and dividends.

Finally, Regeneron Pharmaceuticals rose significantly. The biotechnology company is benefiting from strong sales of its eye drug Eylea, a next generation drug for wet age-related macular degeneration (AMD), the leading cause of blindness for the elderly. We believe Eylea has potency, cost and convenience advantages over the current standard of care, which has led to a better than expected uptake in the market. Beyond Eylea, we feel Regeneron has a strong technology platform (backed by a lucrative collaboration with Sanofi), and an undervalued pipeline of novel antibody drug candidates, including a potential leading therapy in a new class of cholesterol lowering agents.

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

The macroeconomic environment remains highly uncertain. We believe that eventually the heightened concerns over the Euro crisis and slowdowns in the U.S. and China subside, but volatility could last several months. Therefore, we are prudent in establishing positions we feel will yield outsized returns for the long term. We also focused on companies we believe could prove resilient if poor market conditions persist. Examples include tobacco, cable and health care companies.

In terms of countries, we are emphasizing the U.K. over continental Europe. We think the U.K. is much further along with restructuring its economy and implementing austerity while the rest of Europe is beginning to make the sacrifices needed to restore fiscal balance. We also are constructive on emerging markets in general. We do not think developing economies are a panacea for sluggish demand growth, but they often possess better underlying fundamentals for long-term growth than the developed world. In addition, their fiscal situations are frequently stronger, as we see in Brazil and China.

Thank you for your investment in Janus Aspen Worldwide Portfolio.

Janus Aspen Series | 3

Janus Aspen Worldwide Portfolio (unaudited)

Janus Aspen Worldwide Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Comcast Corp. – Class A	0.67%
Regeneron Pharmaceuticals, Inc.	0.61%
Japan Tobacco, Inc.	0.55%
SBA Communications Corp. – Class A	0.42%
Taylor Wimpey PLC	0.40%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–0.68%
Barclays PLC	–0.52%
MGIC Investment Corp.	–0.34%
Bwin.Party Digital Entertainment PLC	–0.31%
Banco do Brasil S.A.	–0.27%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Telecommunication Services	0.41	2.11	4.05
Consumer Discretionary	0.39	13.57	10.74
Health Care	0.25	10.59	10.26
Materials	0.11	4.29	7.20
Consumer Staples	0.05	8.99	10.71

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	–1.45	19.78	18.47
Energy	–1.24	11.48	11.14
Industrials	–0.26	10.42	11.08
Utilities	–0.19	2.67	3.72
Information Technology	–0.06	14.77	12.63

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Comcast Corp. – Class A Cable/Satellite Television	2.3%
AIA Group, Ltd. Life and Health Insurance	2.3%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.1%
Praxair, Inc. Industrial Gases	2.0%
Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	1.8%

10.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 7.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of December 31, 2011

Janus Aspen Series | 5

Janus Aspen Worldwide Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012						Expense Ratios – per the May 1, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Portfolio – Institutional Shares	4.42%	–11.90%	–5.07%	1.96%	6.98%	0.71%

Janus Aspen Worldwide Portfolio – Service Shares	4.34%	–12.10%	–5.30%	1.71%	6.70%	0.96%

Morgan Stanley Capital International World IndexSM	5.91%	–4.98%	–2.96%	5.18%	5.71%

Morgan Stanley Capital International All Country World IndexSM	5.65%	–6.49%	–2.70%	5.73%	N/A**

Lipper Quartile – Institutional Shares	–	4th	4th	4th	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	–	113/138	85/97	51/53	3/9

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

6 | JUNE 30, 2012

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides Portfolio rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,044.20	$3.05

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,042.60	$4.27

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.22

†	Expenses are equal to the annualized expense ratio of 0.60% for Institutional Shares and 0.84% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Worldwide Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Contract Amounts		Value

Common Stock – 97.3%
Aerospace and Defense – 0.8%
77,180	General Dynamics Corp.	$5,090,793
Agricultural Operations – 0.1%
8,132,810	Chaoda Modern Agriculture Holdings, Ltd.ß,°°	314,506
Airlines – 1.0%
548,105	Delta Air Lines, Inc.*	6,001,750
Apparel Manufacturers – 0.7%
648,761	Prada SpA**	4,409,143
Applications Software – 0.6%
115,605	Microsoft Corp.	3,536,357
Automotive – Cars and Light Trucks – 1.1%
712,000	Ford Motor Co.	6,828,080
Automotive – Truck Parts and Equipment – Original – 0.5%
19,465	Mando Corp.	2,899,712
Brewery – 1.0%
158,413	SABMiller PLC	6,362,012
Building – Residential and Commercial – 1.4%
11,739,389	Taylor Wimpey PLC	8,841,445
Cable/Satellite Television – 2.3%
458,420	Comcast Corp. – Class A	14,655,687
Casino Hotels – 0.8%
1,167,475	Echo Entertainment Group, Ltd.	5,120,411
Cellular Telecommunications – 1.2%
2,562,370	Vodafone Group PLC	7,198,177
Coal – 0.5%
5,405,500	Harum Energy Tbk PT	3,331,611
Commercial Banks – 2.2%
522,100	Banco do Brasil S.A.	5,077,489
395,083	Standard Chartered PLC	8,611,766
		13,689,255
Commercial Services – 1.2%
96,408	Aggreko PLC	3,135,572
351,900	Anhanguera Educacional Participacoes S.A.	4,485,928
		7,621,500
Computer Aided Design – 1.0%
99,546	ANSYS, Inc.*	6,282,348
Computers – Integrated Systems – 0.6%
52,115	Teradata Corp.*	3,752,801
Computers – Memory Devices – 1.3%
127,565	EMC Corp.*	3,269,491
158,640	NetApp, Inc.*	5,047,925
		8,317,416
Distribution/Wholesale – 0.8%
2,529,815	Li & Fung, Ltd.	4,909,134
Diversified Banking Institutions – 7.0%
2,571,553	Barclays PLC	6,581,595
358,355	Citigroup, Inc.	9,822,510
295,465	JPMorgan Chase & Co.	10,556,964
454,345	Morgan Stanley	6,628,894
420,134	Societe Generale S.A.**	9,903,942
		43,493,905
Diversified Operations – 0.7%
82,365	Danaher Corp.	4,289,569
E-Commerce/Products – 0.9%
139,535	eBay, Inc.*	5,861,865
Electric – Generation – 0%
2,340,214	Indiabulls Infrastructure and Power, Ltd.ß,°°	89,283
Electric – Integrated – 0.6%
199,009	Fortum Oyj**	3,780,633
Electric – Transmission – 0.5%
95,025	Brookfield Infrastructure Partners L.P.	3,189,989
Electronic Components – Miscellaneous – 1.3%
246,360	TE Connectivity, Ltd. (U.S. Shares)	7,861,348
Enterprise Software/Services – 1.3%
273,645	Oracle Corp.	8,127,257
Financial Guarantee Insurance – 0.7%
1,584,375	MGIC Investment Corp.*	4,563,000
Food – Confectionary – 1.5%
134,335	Hershey Co.	9,676,150
Food – Miscellaneous/Diversified – 1.1%
209,315	Unilever N.V.**	7,004,722
Heart Monitors – 0.8%
53,130	HeartWare International, Inc.*	4,717,944
Hotels and Motels – 0.7%
140,058	Accor S.A.**	4,408,969
Independent Power Producer – 1.7%
608,095	NRG Energy, Inc.*	10,556,529
Industrial Automation and Robotics – 1.7%
63,000	FANUC Corp.**	10,352,669
Industrial Gases – 2.0%
112,170	Praxair, Inc.	12,196,244
Instruments – Controls – 0.5%
114,090	Sensata Technologies Holding N.V.*,**	3,055,330
Internet Content – Entertainment – 0.6%
172,205	Youku.com, Inc. (ADR)*	3,733,404
Internet Gambling – 0.8%
2,718,982	Bwin.Party Digital Entertainment PLC	4,691,648
Investment Management and Advisory Services – 0.6%
277,700	Grupo BTG Pactual*	4,065,521
Life and Health Insurance – 5.0%
4,123,400	AIA Group, Ltd.	14,217,719
1,138,635	CNO Financial Group, Inc.	8,881,353
694,952	Prudential PLC	8,050,696
		31,149,768
Machinery – Construction and Mining – 0.6%
67,655	Joy Global, Inc.	3,838,068
Machinery – General Industrial – 0.8%
224,600	Nabtesco Corp.**	4,994,653
Medical – Biomedical and Genetic – 3.6%
144,853	Celgene Corp.*,**	9,293,769
100,305	Gilead Sciences, Inc.*	5,143,640
40,000	Regeneron Pharmaceuticals, Inc.*	4,568,800
56,290	Vertex Pharmaceuticals, Inc.*	3,147,737
		22,153,946

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2012

Schedule of Investments (unaudited)

As of June 30, 2012

Shares or Contract Amounts		Value

Medical – Drugs – 2.3%
91,420	Jazz Pharmaceuticals PLC*,**	$4,114,814
98,570	Sanofi**	7,473,457
106,666	Shire PLC	3,065,168
		14,653,439
Medical – Generic Drugs – 0.6%
177,148	Mylan, Inc.*	3,785,653
Medical – HMO – 1.0%
161,175	Aetna, Inc.	6,248,755
Medical – Wholesale Drug Distributors – 1.3%
207,015	AmerisourceBergen Corp.	8,146,040
Medical Products – 0.5%
54,570	Varian Medical Systems, Inc.*	3,316,219
Metal – Iron – 1.5%
1,085,850	Fortescue Metals Group, Ltd.	5,548,382
199,415	Vale S.A. (ADR)	3,958,388
		9,506,770
Multimedia – 1.2%
324,405	News Corp. – Class A	7,230,988
Networking Products – 1.3%
472,835	Cisco Systems, Inc.	8,118,577
Non-Ferrous Metals – 0.7%
384,980	Titanium Metals Corp.	4,354,124
Office Automation and Equipment – 0.6%
94,500	Canon, Inc.**	3,784,751
Oil – Field Services – 1.2%
181,160	Baker Hughes, Inc.	7,445,676
Oil Companies – Exploration and Production – 2.7%
77,620	Apache Corp.	6,822,022
113,810	Occidental Petroleum Corp.	9,761,484
		16,583,506
Oil Companies – Integrated – 4.6%
530,586	BG Group PLC	10,858,210
698,555	Petroleo Brasileiro S.A. (ADR)	13,111,877
100,304	Total S.A.**	4,525,900
		28,495,987
Oil Field Machinery and Equipment – 0.6%
80,265	Dresser-Rand Group, Inc.*	3,575,003
Pharmacy Services – 0.9%
103,904	Express Scripts Holding Co.*	5,800,960
Pipelines – 1.1%
169,890	Energy Transfer Equity L.P.	6,968,888
Property and Casualty Insurance – 1.0%
242,800	Tokio Marine Holdings, Inc.**	6,106,079
Real Estate Operating/Development – 2.0%
2,302,565	Hang Lung Properties, Ltd.	7,838,260
12,474,000	Shun Tak Holdings, Ltd.	4,336,053
		12,174,313
Retail – Apparel and Shoe – 0.5%
15,400	Fast Retailing Co., Ltd.**	3,092,090
Retail – Drug Store – 1.1%
233,180	Walgreen Co.	6,897,464
Retail – Jewelry – 0.3%
34,365	Tiffany & Co.	1,819,627
Retail – Major Department Stores – 1.2%
153,275	Nordstrom, Inc.	7,616,235
Rubber/Plastic Products – 0.6%
2,303,904	Jain Irrigation Systems, Ltd.	3,459,896
Semiconductor Components/Integrated Circuits – 1.9%
899,840	Atmel Corp.*	6,028,928
2,031,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,561,912
		11,590,840
Soap and Cleaning Preparations – 0.8%
89,529	Reckitt Benckiser Group PLC	4,721,159
Telecommunication Services – 1.4%
303,195	Amdocs, Ltd. (U.S. Shares)	9,010,955
Tobacco – 2.6%
213,324	Imperial Tobacco Group PLC	8,206,773
276,400	Japan Tobacco, Inc.**	8,192,252
		16,399,025
Toys – 0.4%
23,300	Nintendo Co., Ltd.**	2,719,250
Transportation – Marine – 1.1%
1,007	A.P. Moeller – Maersk A/S – Class B	6,628,290
Transportation – Railroad – 1.8%
73,065	Canadian Pacific Railway, Ltd.	5,363,939
88,185	Kansas City Southern	6,134,148
		11,498,087
Vitamins and Nutrition Products – 1.1%
89,070	Mead Johnson Nutrition Co.	7,171,026
Wireless Equipment – 3.3%
161,300	SBA Communications Corp. – Class A*	9,202,165
1,223,965	Telefonaktiebolaget L.M. Ericsson – Class B	11,173,025
		20,375,190

Total Common Stock (cost $639,074,289)		606,309,414

Preferred Stock – 0.8%
Automotive – Cars and Light Trucks – 0.8%
31,606	Volkswagen A.G.** (cost $5,904,251)	5,010,241

Purchased Option – Call – 0%
15,000	Chaoda Modern Agriculture Holdings, Ltd. expires January 2013 exercise price 4.0300 HKD (premiums paid $132,768)	0

Warrant – 1.0%
Diversified Financial Services – 1.0%
651,747	JPMorgan Chase & Co. – expires 10/28/18 (cost $7,006,280)	6,367,568

Money Market – 0.8%
5,227,063	Janus Cash Liquidity Fund LLC, 0% (cost $5,227,063)	5,227,063

Total Investments (total cost $657,344,651) – 99.9%		622,914,286

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		410,771

Net Assets – 100%		$623,325,057

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Worldwide Portfolio

Schedule of Investments (unaudited)

As of June 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$10,668,793	1.7%
Bermuda	8,099,123	1.3%
Brazil	30,699,203	4.9%
Canada	5,363,939	0.9%
Cayman Islands	4,047,910	0.6%
Denmark	6,628,290	1.1%
Finland	3,780,633	0.6%
France	26,312,268	4.2%
Germany	5,010,241	0.8%
Gibraltar	4,691,648	0.8%
Guernsey	9,010,955	1.4%
Hong Kong	26,392,032	4.2%
India	3,549,179	0.6%
Indonesia	3,331,611	0.5%
Ireland	4,114,814	0.7%
Italy	4,409,143	0.7%
Japan	39,241,744	6.3%
Jersey	3,065,168	0.5%
Netherlands	10,060,052	1.6%
South Korea	2,899,712	0.5%
Sweden	11,173,025	1.8%
Switzerland	7,861,348	1.3%
Taiwan	5,561,912	0.9%
United Kingdom	72,567,405	11.6%
United States††	314,374,138	50.5%

Total	$622,914,286	100.0%

††	Includes Cash Equivalents (49.6% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 7/19/12	677,000,000	$8,473,258	$103,745

HSBC Securities (USA), Inc.:
Euro 7/12/12	5,200,000	6,580,058	(41,162)
Japanese Yen 7/12/12	739,000,000	9,248,151	54,233

		15,828,209	13,071

JPMorgan Chase & Co.: Japanese Yen 8/2/12	644,000,000	8,062,074	27,565

RBC Capital Markets Corp.: Japanese Yen 7/26/12	639,000,000	7,998,599	41,564

Total		$40,362,140	$185,945

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2012 (unaudited)	Worldwide
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$657,345
Unaffiliated investments at value	$617,687
Affiliated investments at value	5,227
Cash denominated in foreign currency(1)	722
Receivables:
Investments sold	5,515
Portfolio shares sold	40
Dividends	621
Foreign dividend tax reclaim	55
Non-interested Trustees’ deferred compensation	22
Other assets	1
Forward currency contracts	227
Total Assets	630,117
Liabilities:
Payables:
Due to custodian	75
Investments purchased	5,811
Portfolio shares repurchased	482
Advisory fees	208
Fund administration fees	5
Internal servicing cost	–
Distribution fees and shareholder servicing fees	29
Non-interested Trustees’ fees and expenses	17
Non-interested Trustees’ deferred compensation fees	22
Accrued expenses and other payables	102
Forward currency contracts	41
Total Liabilities	6,792
Net Assets	$623,325
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$974,437
Undistributed net investment income*	5,404
Undistributed net realized loss from investment and foreign currency transactions*	(322,246)
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(34,270)
Total Net Assets	$623,325
Net Assets - Institutional Shares	$480,681
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,895
Net Asset Value Per Shares	$26.86
Net Assets - Service Shares	$142,644
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,383
Net Asset Value Per Share	$26.50

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $721,648.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2012 (unaudited)	Worldwide
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	7,354
Dividends from affiliates	6
Foreign tax withheld	(516)
Total Investment Income	6,844
Expenses:
Advisory fees	1,779
Internal servicing expense - Institutional Shares	2
Internal servicing expense - Service Shares	1
Shareholder reports expense	37
Transfer agent fees and expenses	2
Registration fees	12
Custodian fees	39
Professional fees	19
Non-interested Trustees’ fees and expenses	15
Fund administration fees	31
Distribution fees and shareholder servicing fees - Service Shares	187
Distribution fees and shareholder servicing fees - Service II Shares	–
Other expenses	38
Total Expenses	2,162
Expense and Fee Offset	–
Net Expenses	2,162
Net Investment Income	4,682
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(23,997)
Net realized gain from written options contracts	11
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	48,449
Net Gain on Investments	24,463
Net Increase in Net Assets Resulting from Operations	$29,145

See Notes to Financial Statements.

12 | JUNE 30, 2012

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2012 (unaudited) and	Worldwide
the fiscal year ended December 31, 2011	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$4,682	$7,506
Net realized gain/(loss) from investment and foreign currency transactions	(23,986)	83,545
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	48,449	(195,370)
Net Increase/(Decrease) in Net Assets Resulting from Operations	29,145	(104,319)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,940)	(3,349)
Service Shares	(510)	(795)
Service II Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(2,450)	(4,144)
Capital Share Transactions:
Shares Sold
Institutional Shares	5,159	12,834
Service Shares	10,786	28,432
Reinvested Dividends and Distributions
Institutional Shares	1,940	3,349
Service Shares	510	795
Shares Repurchased
Institutional Shares	(38,184)	(90,547)
Service Shares	(14,148)	(37,546)
Service II Shares(1)	(11)	–
Net Decrease from Capital Share Transactions	(33,948)	(82,683)
Net Decrease in Net Assets	(7,253)	(191,146)
Net Assets:
Beginning of period	630,578	821,724
End of period	$623,325	$630,578

Undistributed Net Investment Income*	$5,404	$3,172

*	See Note 5 in Notes to Financial Statements.
(1)	A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2012 (unaudited) and each fiscal year	Janus Aspen Worldwide Portfolio
ended December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$25.83	$30.13	$26.18	$19.27	$35.35	$32.48
Income from Investment Operations:
Net investment income	0.23	0.31	0.20	0.29	0.37	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.91	(4.44)	3.92	6.94	(16.11)	2.87
Total from Investment Operations	1.14	(4.13)	4.12	7.23	(15.74)	3.14
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.17)	(0.17)	(0.32)	(0.34)	(0.27)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.11)	(0.17)	(0.17)	(0.32)	(0.34)	(0.27)
Net Asset Value, End of Period	$26.86	$25.83	$30.13	$26.18	$19.27	$35.35
Total Return**	4.42%	(13.74)%	15.83%	37.70%	(44.69)%	9.66%
Net Assets, End of Period (in thousands)	$480,681	$490,539	$648,827	$639,936	$522,295	$1,119,569
Average Net Assets for the Period (in thousands)	$517,213	$587,144	$623,284	$558,029	$826,712	$1,207,006
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.70%	0.65%	0.63%	0.53%	0.67%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.60%	0.70%	0.65%	0.63%	0.53%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.70%	0.65%	0.63%	0.53%	0.67%
Ratio of Net Investment Income to Average Net Assets***	1.47%	1.05%	0.76%	1.35%	1.26%	0.70%
Portfolio Turnover Rate	29%	88%	86%	206%	14%	26%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2012 (unaudited) and each fiscal year ended	Janus Aspen Worldwide Portfolio
December 31	2012	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$25.51	$29.80	$25.93	$19.10	$35.05	$32.22
Income from Investment Operations:
Net investment income	0.16	0.19	0.12	0.24	0.21	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.93	(4.34)	3.88	6.87	(15.87)	2.87
Total from Investment Operations	1.09	(4.15)	4.00	7.11	(15.66)	3.03
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.14)	(0.13)	(0.28)	(0.29)	(0.20)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.10)	(0.14)	(0.13)	(0.28)	(0.29)	(0.20)
Net Asset Value, End of Period	$26.50	$25.51	$29.80	$25.93	$19.10	$35.05
Total Return**	4.26%	(13.95)%	15.52%	37.40%	(44.84)%	9.39%
Net Assets, End of Period (in thousands)	$142,644	$140,029	$172,885	$144,294	$96,699	$227,723
Average Net Assets for the Period (in thousands)	$150,065	$165,580	$151,800	$114,103	$159,561	$230,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.95%	0.90%	0.88%	0.78%	0.92%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.84%	0.95%	0.90%	0.88%	0.78%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.95%	0.90%	0.88%	0.78%	0.92%
Ratio of Net Investment Income to Average Net Assets***	1.22%	0.81%	0.50%	1.08%	1.01%	0.46%
Portfolio Turnover Rate	29%	88%	86%	206%	14%	26%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

14 | JUNE 30, 2012

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

∞  Schedule of Fair Valued Securities (as of June 30, 2012)

		Value as a %
	Value	of Net Assets

Janus Aspen Worldwide Portfolio
Chaoda Modern Agriculture Holdings, Ltd.	$314,506	0.1%
Indiabulls Infrastructure and Power, Ltd.	89,283	0.0%

	$403,789	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs (a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Portfolio
Common Stock
Agricultural Operations	$–	$314,506	$–
Apparel Manufacturers	–	4,409,143	–
Automotive – Truck Parts and Equipment – Original	–	2,899,712	–
Brewery	–	6,362,012	–
Building – Residential and Commercial	–	8,841,445	–
Casino Hotels	–	5,120,411	–
Cellular Telecommunications	–	7,198,177	–
Coal	–	3,331,611	–
Commercial Banks	5,077,489	8,611,766	–
Commercial Services	4,485,928	3,135,572	–
Distribution/Wholesale	–	4,909,134	–
Diversified Banking Institutions	27,008,368	16,485,537	–
Electric – Generation	–	–	89,283
Electric – Integrated	–	3,780,633	–
Food – Miscellaneous/Diversified	–	7,004,722	–
Hotels and Motels	–	4,408,969	–
Industrial Automation and Robotics	–	10,352,669	–
Internet Content – Entertainment	–	3,733,404	–
Internet Gambling	–	4,691,648	–
Life and Health Insurance	8,881,353	22,268,415	–
Machinery – General Industrial	–	4,994,653	–
Medical – Drugs	4,114,814	10,538,625	–

Janus Aspen Series | 15

Notes to Schedule of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs (a)	Unobservable Inputs

Metal – Iron	–	9,506,770	–
Office Automation and Equipment	–	3,784,751	–
Oil Companies – Integrated	–	28,495,987	–
Property and Casualty Insurance	–	6,106,079	–
Real Estate Operating/Development	–	12,174,313	–
Retail – Apparel and Shoe	–	3,092,090	–
Rubber/Plastic Products	–	3,459,896	–
Semiconductor Components/Integrated Circuits	6,028,928	5,561,912	–
Soap and Cleaning Preparations	–	4,721,159	–
Tobacco	–	16,399,025	–
Toys	–	2,719,250	–
Transportation – Marine	–	6,628,290	–
Wireless Equipment	9,202,165	11,173,025	–
All Other	284,205,775	–	–

Preferred Stock	–	5,010,241	–

Warrant	–	6,367,568	–

Money Market	–	5,227,063	–

Total Investments in Securities	$349,004,820	$273,820,183	$89,283

Investments in Purchased Options:	$–	$–	$–

Other Financial Instruments(b):	$–	$185,945	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the six-month period ended June 30, 2012)

			Change in			Transfers
	Balance as of		Unrealized			In and/or
	December	Realized	Appreciation/			Out of	Balance as of
	31, 2011	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	June 30, 2012

Investments in Securities:
Janus Aspen Worldwide Portfolio
Common Stock
Agricultural Operations	$575,956	$–	$–	$–	$–	$(575,956)	$–
Electric – Generation	–	–	89,283	–	–	–	89,283

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Worldwide Portfolio	$101,911,293

16 | JUNE 30, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers eleven Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Effective April 27, 2012, Service II Shares were liquidated. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1.00% was imposed on interests in separate accounts or plans held 60 days or less. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares. Effective April 27, 2012, Service II Shares were liquidated.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried

18 | JUNE 30, 2012

forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no material Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Worldwide Portfolio	$191,205,366	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Company adopted this new guidance and there was no material impact on the Portfolio’s financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC,

20 | JUNE 30, 2012

the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2012 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Worldwide Portfolio
Options outstanding at December 31, 2011	–	$–
Options written	652	51,341
Options closed	–	–
Options expired	(550)	(10,922)
Options exercised	(102)	(40,419)

Options outstanding at June 30, 2012	–	$–

22 | JUNE 30, 2012

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$227,107	Forward currency contracts	$41,162

Total		$227,107		$41,162

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(58,689)	$–	$(58,689)

Foreign Exchange Contracts	–	–	–	1,462,908	1,462,908

Total	$–	$–	$(58,689)	$1,462,908	$1,404,219

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$67,713	$–	$67,713

Foreign Exchange Contracts	–	–	–	445,928	445,928

Total	$–	$–	$67,713	$445,928	$513,641

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

Frank Act”) in July 2010, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls

24 | JUNE 30, 2012

and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Worldwide Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Portfolio	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2012, the Portfolio recorded a Performance Adjustment of $(211,767).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Effective April 27, 2012, the Service II Shares were liquidated. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $40,224 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

During the period, a 1.00% redemption fee was imposed on Service II Shares of the Portfolio held for 60 days or less. This fee was paid to the Portfolio rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio. No redemption fees were received by the Portfolio for the period ended June 30, 2012.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in

26 | JUNE 30, 2012

an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Aspen Worldwide Portfolio
Janus Cash Liquidity Fund LLC	$66,814,936	$(65,111,000)	$5,632	$5,227,063

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Worldwide Portfolio	$657,405,608	$55,130,516	$(89,621,838)	$(34,491,322)

Net capital loss carryovers as of December 31, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2011

	December 31,	December 31,	Accumulated
Portfolio	2016	2017	Capital Losses

Janus Aspen Worldwide Portfolio	$(4,371,577)	$(290,125,032)	$(294,496,609)

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the six-month period ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011	Janus Aspen Worldwide Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	184	444
Reinvested dividends and distributions	74	120
Shares repurchased	(1,357)	(3,103)
Net Increase/(Decrease) in Portfolio Shares	(1,099)	(2,539)
Shares Outstanding, Beginning of Period	18,994	21,533
Shares Outstanding, End of Period	17,895	18,994
Transactions in Portfolio Shares – Service Shares
Shares sold	385	973
Reinvested dividends and distributions	20	29
Shares repurchased	(512)	(1,313)
Net Increase/(Decrease) in Portfolio Shares	(107)	(311)
Shares Outstanding, Beginning of Period	5,490	5,801
Shares Outstanding, End of Period	5,383	5,490
Transactions in Portfolio Shares – Service II Shares(1)(2)
Shares sold	–	–
Reinvested dividends and distributions	–	2
Shares repurchased	(386)	–
Net Increase/(Decrease) in Portfolio Shares	(386)	2
Shares Outstanding, Beginning of Period	386	384
Shares Outstanding, End of Period	–	386
(1) Transactions in Portfolio Shares – Service II Shares are not in thousands.
(2) A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Worldwide Portfolio	$186,785,217	$218,608,392	$–	$–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | JUNE 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

30 | JUNE 30, 2012

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32 | JUNE 30, 2012

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-010	109-24-81112 08-12

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments
(a)	Not applicable. Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

The Registrant has made the following non-material change to its Nominating and Governance Committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees by increasing the number of days for a shareholder to submit further information as requested by the Nominating and Governance Committee from seven to fourteen days.

Item 11 - Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 - Exhibits
(a)(1)	Not applicable to semiannual reports.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a)under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)
Date: August 29, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)
Date: August 29, 2012

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series
(Principal Accounting Officer and Principal Financial Officer)
Date: August 29, 2012